MESSAGE FROM THE CHAIRMAN


Table of Contents                                  Page


Message from the Chairman ..........................  1

Manager's Discussion ...............................  4

Fund Reports

Franklin Arizona Tax-Free
Income Fund ........................................  8

Franklin Colorado Tax-Free
Income Fund ........................................ 12

Franklin Connecticut Tax-Free
Income Fund ........................................ 16

Franklin Indiana Tax-Free
Income Fund ........................................ 20

Franklin New Jersey Tax-Free
Income Fund ........................................ 23

Franklin Oregon Tax-Free
Income Fund ........................................ 27

Franklin Pennsylvania Tax-Free
Income Fund ........................................ 31

Franklin Puerto Rico Tax-Free
Income Fund ........................................ 35

Franklin Federal Intermediate-Term
Tax-Free Income Fund ............................... 39

Franklin High Yield Tax-Free
Income Fund ........................................ 42

Statement of Investments ........................... 46

Financial Statements ...............................108

Notes to Financial Statements ......................116


                                                            October 16, 1995
Dear Shareholders:

It's a pleasure to bring you the semi-annual report of the Franklin Tax-Free Trust for the period ended August 31, 1995.

To date, 1995 has been a welcome change from the economic uncertainty of 1994 with stock and bond markets enjoying strong performances. In February, the Dow Jones Industrial Average(R) broke the 4,000 mark for the first time, and finished the period above 4,600. As of August 31, 1995, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, rose 7.44% to $103.78 from $96.59 on December 30, 1994.

Of more importance to Franklin Tax-Free Trust shareholders is the strength of the municipal bond market in 1995. Although a municipal bond price rally was sidetracked in early December by the municipal bankruptcy filing of Orange County, California, the municipal market has strengthened in 1995. Of course, there's no guarantee that this market will continue to rise.

At this time, we think yields from municipal securities are currently very attractive relative to yields available from U.S. Treasuries and other high-quality, taxable fixed-income securities. For instance, municipal bonds -- as represented by the Bond Buyer 40 -- demonstrated an average yield of 6.11% on August 31, 1995. For investors in the maximum federal income tax bracket of 39.6%, this tax-free yield equals a taxable yield of 10.12%, whereas the average 20-year U.S. Treasury bond offered a taxable yield of 6.65% on August 31, 1995.1

We maintain a very conservative approach in seeking to achieve each fund's objective. We strive to maximize shareholders' current tax-free income while attempting to minimize risk. Our strategy is simple: we purchase securities based on their income producing potential and avoid short-term trading in an effort to capture taxable capital gains. In addition, we also purchase bonds as close to par, or face value, as possible in the current marketplace. This strategy has a number of beneficial side effects, including fairly low portfolio turnover rates resulting in lower expenses. This approach also tends to protect the funds from extreme price volatility. And, while our investment strategy focuses on income rather than capital growth, we feel that the positive performance of the municipal bond market in 1995 has enabled the funds to report impressive total returns for the six-month reporting period.

There has been a tremendous amount of discussion in the press regarding tax reform issues, including a flat tax proposal, a consumption tax, a national sales tax and a "Super" IRA. Each of these proposals pose underlying questions -- Will there be any allowed deductions? Will I lose the benefit of investing in tax-free municipal bonds? As you can imagine, a number of details need to be fully considered. While it is probably too early to draw any conclusions on how any of the proposed tax reform plans could impact the municipal bond market, we understand that this topic raises important concerns. Our interview with Tom Kenny, Director of Franklin's Municipal Bond Department, on page 4 should answer some of your questions.

As you know, investment markets experience volatility, which is a normal part of investing. That's why we've always encouraged our shareholders to focus on their long-term investment goals. History has shown that, over the long term, stocks and bonds have delivered impressive results.2 By concentrating on long-term investment goals, you need not be unduly concerned with short-term market fluctuations.

1. Source: Micropal.

You can also help minimize the effects of market fluctuations by diversifying your investments. Mutual funds offer a level of diversification that would be almost impossible for individual investors to achieve on their own. They also provide full-time, professional management, and Franklin's Municipal Bond Research Department is one of the largest in the industry.3 Our analysts frequently make site visits to obtain invaluable first-hand information about issuers and specific municipal projects. If you have questions, we would welcome a chance to answer them.

As always, we appreciate your trust and support, and look forward to serving you in the years to come.

Sincerely,



Charles B. Johnson
Chairman



2. Past performance cannot guarantee future results.

3. Source: Research and Ratings Review, Vol. II. Issue 8, Novem- ber 14, 1994. Franklin's municipal research team ranks second out of 1,000 investment advisory firms, in terms of municipal bond analysts, in a survey by TMS Holdings, Inc.


Professional Management

We remain conservative in our management of the Trust's funds. As always, we purchase only investment-grade bonds for our funds; that is, bonds whose credit quality ratings at the time of purchase fell within Standard & Poor's or Moody's four highest categories, or were judged to be of equal quality by the funds' managers. In addition, we evaluate each issue on an individual basis, favoring highly rated "essential service" bonds. These securities tend to have a more reliable income stream generated from hospitals, utilities, and transportation projects, to name a few. As a result, these bonds tend to be less affected by budgetary and political changes, and are believed to be very attractive in a municipal cost-cutting environment. Please keep in mind, however, that the principal value of each fund's holdings, as well as the price of its shares, will fluctuate with market conditions.



MANAGER'S DISCUSSION

Tom Kenny, director of Franklin's Municipal Bond Department, discusses a number of current topics, including tax reform, interest rates, and his outlook for the municipal bond market.


FPO


Tom Kenny, Senior Vice President
Director, Franklin Municipal
Bond Department


Tom, there's been a lot of press lately on the possibility of tax reform -- in particular, a flat tax. What proposals are being considered?

There are three different flat tax proposals being discussed. And, these are in addition to a number of other tax reform proposals, such as a consumption tax, a national sales tax and a "Super" IRA. Basically, tax reform is a hot topic right now -- ever since President Clinton appeared on national TV in April after filling out his tax forms and said, "You know, a flat tax doesn't sound so bad."


With numerous tax reform proposals being considered, do you think that one of them is going to pass?

The support for tax reform seems to be waning in recent weeks as more details of some of these proposals are released. Ten out of ten tax payers will tell you that taxes are too high and the current system is too complicated. There is tremendous support for simplification. But when people realize that they would lose their mortgage deduction -- which could cause their home value to decline by 15 - 20% -- or that the wealthy would receive a large tax cut while the middle class would have to pay more taxes under a flat tax system, their opinion may change. So, I feel there is support for simplification but not necessarily for radical reform.

However, I think something will happen. There's such a movement behind change that it's not just going to disappear. With the election coming up, you're going to continue hearing about tax reform, you're going to read about it, you're going to see it on TV through next year and into 1997. But I don't think anything will actually happen until '97, at the earliest.


Has the possibility of tax reform affected the municipal bond market at all?

The possibility of major tax reform has depressed municipal bond prices relative to other fixed-income investments during the past few months; however, since we have experienced a strong bond market, it hasn't been that noticeable. The market has already somewhat priced the potential impact of tax reform, which makes municipal yields very attractive today.

Depending on the state you live in and your tax bracket, the after-tax equivalent yield available can be a very attractive 10%. Also, supply is down 25% in 1995 from 1994, and over 50% versus 1993. At the same time, we are experiencing a record amount of bonds that are being called or redeemed and for the second consecutive year, more bonds will be taken out of the muni market than issued.


What is that in dollar terms?

The market may see about $130 to $140 billion in new issuance this year, compared to $162 billion last year and $290 billion the year before. So new issuance is down dramatically.


Did rising interest rates have anything to do with that?

Sure, but there are other reasons as well. One, voters simply aren't approving as many bond issues today. Two, many governors that were elected last fall are trying to implement tax cuts; in effect, they're reducing budgets and there's just not a lot of debt capacity for increased debt service. And three, a big reason we saw such high issuance in 1993 was because lower interest rates resulted in an increase in refunding and pre-refunding issues -- just as many homeowners refinanced their mortgages in '93 to take advantage of lower rates. But because of tax code changes in 1986, issuers of municipal bonds can only refund or prerefund their bonds once. Those that could refund, did. As a result, the potential inventory of refundable bonds is much lower than a few years ago.


How will these factors affect prices of muni bonds?

It should be positive. The supply/demand fundamentals of the municipal market are, in my opinion, promising, and the market has already partially discounted the threat of tax reform. Over the long term, muni prices should improve on a relative basis. From a historical perspective, munis are cheap today. Investors can take advantage of this by dollar-cost averaging.


Another topic that's been a concern during the past year has been the bankruptcy of Orange County. What's been the long-term impact on the municipal bond market?

The biggest impact has been in investor perception. Historically, general obligation bonds (those that are backed by the full faith and credit of the issuer) have been perceived as the safest kind of municipal bond. But in a bankruptcy situation, like in Orange County, the investments that are most affected are general obligations. Revenue bonds, backed by dedicated revenue streams -- such as those from airport authority, solid waste authority, transportation and the like -- haven't really been impacted. Investors in general have re-thought how they look at revenue bonds and general obligation bonds.

We have also seen an increase in the use of bond insurance, especially in California. This year, the percentage of insured bonds for the entire market is approximately 44% of total issuance while in California, 52% of all issues obtained insurance.


Is that a big increase?

For the muni industry overall, it has increased from 37%; in California, it has increased from 32%. In my opinion, that's a big jump. As a result, insured bonds have become less expensive to purchase relative to uninsured bonds simply because of the increased supply. And we have taken advantage of that by buying more insured bonds this year.


What about interest rates? Have changes in interest rates affected your buying decisions?

No. We don't try to second guess the market in terms of where we think rates are headed, or alter our fundamental approach because of economic changes. Many portfolio managers attempt this in an effort to capture capital growth.

Our approach is very straight-forward. We seek safety and income. I don't think shareholders want the volatility you might generate by chasing capital growth. We don't want to be number one in total return one year, and number 100 the next. We use a consistent, conservative, "plain vanilla" approach. We manage our funds for tax-free income, and take a long-term approach. Over time, income will drive total return. For example, as measured by the Lehman Brothers 20-Year Municipal Bond Index, income has been responsible for over 99% of total return of municipal bonds over the last five years.1 So, by investing for income, you should generate good total return performance. We think our shareholders are better served by using this consistent approach. Investors in the tax-free funds want to maximize tax-free income.


1. Source: Lehman Brothers 20-Year Municipal Bond Index.


How much research do you do before you buy a bond?

It really depends on the quality and type of bond. Lower-rated and non-rated bonds will typically require more credit analysis than higher-rated bonds. Since we purchase over 95% of our portfolio holdings in the new issue market, we spend a lot of time up front performing site visits, addressing legal issues, and structuring the issue to meet our credit and portfolio requirements. We have 23 analysts who spend much of their time on new issues, but also monitoring these issues after purchase.


What are Franklin's total holdings in municipal bonds?

We currently have approximately $41 billion in municipal bonds in 42 tax-free funds. Franklin is the largest buyer of municipal bonds in the country.


Does that size give you any advantages?

Sure. We get the attention of issuers and underwriters and we try to capitalize on that by encouraging them to visit us in San Mateo to discuss their issue. This allows us to give our input on structuring a deal. They, of course, hope that we buy their deal.


When you say input, does that commit you to purchasing?

No. You can have input from a structuring standpoint, the actual bond structure, or you can have input from a pricing standpoint, in terms of coupons and maturities, and all of that input can go to the underwriter of the issue without any commitment on our part. But if they make those changes to meet our needs, then we're more likely to buy it than if they don't. So it can be to everyone's advantage. We end up with an issue that meets our needs in terms of credit, price, coupon and maturity, and the issuer ends up with a marketable product.


Where do you see the municipal bond market going through the end of the year, and through the first six months of 1996?

I'd say the muni market is going to remain stable. We're going to see more of the same, probably through the election. I think uncertainty surrounding tax reform is going to continue to hold down munis for a while longer. No matter what happens to the bond market, the economy or interest rates, we'll do what we've always done -- we'll do our homework, maximize tax-free income for our shareholders, and maintain a long-term investment horizon.


Thanks, Tom.

It's been my pleasure.



FRANKLIN ARIZONA TAX-FREE INCOME FUND

Fund Objective:

Seeks to provide high current income exempt from regular federal and Arizona state personal income taxes through a diversified portfolio consisting primarily of Arizona municipal bonds.*


During the first half of 1995, the education sector represented more than half of the primary market issuance of Arizona municipal bonds. We participated in the Glendale, Phoenix and Mesa school districts' issues, increasing our exposure to the education sector by 1.6%, to 10.3% at the end of the reporting period.

Overall, municipal supply in Arizona declined 35.2% to $1.098 billion in the first half of 1995 from $3.119 billion in the first half of 1994. Supply for the remainder of the calendar year is likely to remain low, making Arizona municipal bonds attractive investments.



GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


+The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated investment objectives. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares, or approval by Standard & Poor's. Ratings are subject to change.



Franklin Arizona Tax-Free Income Fund
Portfolio Breakdown on August 31, 1995
As a percentage of total net assets

                                                       % of total
   Sector                                              net assets

   Utilities                                              29.2%

   Pre-refunded                                           23.7%

   Education                                              10.3%

   Hospitals                                               9.0%

   Other Revenue                                           8.0%

   Housing                                                 6.2%

   Transportation                                          6.0%

   General Obligations                                     2.7%

   Certificates of Participation                           2.7%

   Industria                                              l0.8%

   Miscellaneous                                           0.6%

   Sales Tax                                               0.4%

   Health Care                                             0.4%


For a complete list of portfolio holdings, please see page 46 of this report.



*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.



Performance Summary

Class I Shares

The Franklin Arizona Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.32 on August 31, 1995, from $11.11 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 32.4 cents ($0.324) per share.** We are pleased to report that the fund's monthly dividend was increased to 5.4 cents ($0.054) per share from 5.3 cents ($0.053), effective with the March 1995 distribution. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.48%, based on an annualization of the current monthly dividend of 5.4 cents ($0.054) per share and the maximum offering price of $11.82 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maxi-mum combined federal and Arizona state personal income tax bracket of 43.8%, you would have to earn 9.75% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 2 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 11 for more information regarding the fund's performance.


**Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.


Class II Shares

The Franklin Arizona Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.36 on August 31, 1995, from $11.15 on its May 1, 1995 inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 17.8 cents ($0.178) per share.** Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.02%, based on an annualization of the current monthly dividend of 4.8 cents ($0.048) per share and the maximum offering price of $11.47 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Arizona state personal income tax bracket of 43.8%, you would have to earn 8.93% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 3 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 11 for more information regarding the fund's performance.


**Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Franklin Arizona Tax-Free Income Fund
Periods ended August 31, 1995

                                                                                                      Since       Since
                                                                                                    Inception   Inception
                                                                                1-Year    5-Year    (09/01/87)  (05/01/95)
Cumulative Total Return1
 Class I Shares ............................................................... 7.31%     49.83%      86.69%         --
 Class II Shares ..............................................................   --         --          --        3.50%

Average Annual Total Return2
 Class I Shares ............................................................... 2.72%      7.48%       7.52%         --

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares ............................ 5.48%             Class I Shares .............................. 9.75%
       Class II Shares ........................... 5.02%             Class II Shares ............................. 8.93%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares ............................ 4.68%             Class I Shares .............................. 8.32%
       Class II Shares ........................... 4.24%             Class II Shares ............................. 7.54%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.4 cents per share monthly dividend and the maximum offering price of $11.82 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.8 cents per share monthly dividend and the maximum offering price of $11.47 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Arizona state income tax bracket of 43.8%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.



FRANKLIN COLORADO TAX-FREE INCOME FUND

Fund Objective:

Seeks to provide high current income exempt from regular federal and Colorado state personal income taxes through a diversified portfolio consisting primarily of Colorado municipal bonds.*


Colorado's economy has moved away from dependence on the energy sector through increased growth in its services, construction and trade sectors. Construction employment and overall economic activity were enhanced by the construction of the new Denver International Airport, which is now open to the public. A strong housing market, as well as growth in other employment sectors, mitigated the loss of construction jobs incurred when the Denver Airport project was completed.



GRAPHIC MATERIAL 4 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

+The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated investment objectives. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares, or approval by Standard & Poor's. Ratings are subject to change.


Franklin Colorado Tax-Free Income Fund
Portfolio Breakdown on August 31, 1995
As a percentage of total net assets

                                                       % of total
   Sector                                              net assets

   Hospitals                                              20.0%

   Pre-Refunded                                           12.7%

   Housing                                                14.1%

   Transportation                                         14.0%

   Education                                              10.9%

   Health Care                                             7.2%

   Sales Tax                                               5.8%

   Certificates of Participation                           4.5%

   Utilities                                               4.1%

   Industrial                                              2.2%

   Miscellaneous                                           1.7%

   General Obligations                                     1.3%

   Tax Allocation                                          0.9%

   Other Revenue                                           0.6%

For a complete list of portfolio holdings, please see page 53 of this report.



*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.



Performance Summary

Class I Shares

The Franklin Colorado Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.63 on August 31, 1995, from $11.38 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 33.0 cents ($0.33) per share.** Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.43%, based on an annualization of the current monthly dividend of 5.5 cents ($0.055) per share and the maximum offering price of $12.15 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Colorado state personal income tax bracket of 42.6%, you would have to earn 9.46% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 5 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 15 for more information regarding the fund's performance.


**Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Class II Shares

The Franklin Colorado Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.65 on August 31, 1995, from $11.40 on its May 1, 1995 inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 18.2 cents ($0.182) per share.** Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.00%, based on an annualization of the current monthly dividend of 4.9 cents ($0.049) per share and the maximum offering price of $11.77 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Colorado state personal income tax bracket of 42.6%, you would have to earn 8.71% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 6 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 15 for more information regarding the fund's performance.


**Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Franklin Colorado Tax-Free Income Fund
Periods ended August 31, 1995

                                                                                                      Since       Since
                                                                                                    Inception   Inception
                                                                                1-Year    5-Year   (09/01/87)  (05/01/95)
Cumulative Total Return1
 Class I Shares ............................................................... 8.17%     51.24%      90.48%          --
 Class II Shares ..............................................................   --         --          --         3.82%

Average Annual Total Return2
 Class I Shares ............................................................... 3.54%      7.68%       7.79%          --

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares ............................ 5.43%             Class I Shares ............................... 9.46%
       Class II Shares ........................... 5.00%             Class II Shares .............................. 8.71%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares ............................ 4.98%             Class I Shares ............................... 8.68%
       Class II Shares ........................... 4.60%             Class II Shares .............................. 8.01%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.5 cents per share monthly dividend and the maximum offering price of $12.15 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.9 cents per share monthly dividend and the maximum offering price of $11.77 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Colorado state income tax bracket of 42.6%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.



FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Fund Objective:

Seeks to provide high current income exempt from regular federal and Connecticut state personal income taxes through a portfolio consisting primarily of Connecticut municipal bonds.*


Connecticut's economic and financial recoveries continue, although more slowly than regional and national trends. Several of its major industries -- such as defense, manufacturing, finance, insurance and real estate -- continue to downsize their operations. Despite a somewhat slower recovery, unemployment remains below the national average and the state has retained its position as having the highest per capita income in the country.**



GRAPHIC MATERIAL 7 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


++The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares or approval by Standard & Poor's. Ratings are subject to change.


Franklin Connecticut Tax-Free Income Fund
Portfolio Breakdown on August 31, 1995
As a percentage of total net assets

                                                       % of total
   Sector                                              net assets

   Housing                                                25.8%

   Utilities                                              17.8%

   General Obligations                                    16.7%

   Hospitals                                              13.9%

   Pre-refunded                                           10.8%

   Education                                               8.6%

   Health Care                                             2.8%

   Transportation                                          2.2%

   Industrial                                              1.4%

For a complete list of portfolio holdings, please see page 57 of this report.



*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Source: Standard & Poor's Creditweek Municipal, March 20, 1995.



Performance Summary

Class I Shares

The Franklin Connecticut Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $10.81 on August 31, 1995, from $10.64 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 30.6 cents ($0.306) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.42%, based on an annualization of the current monthly dividend of 5.1 cents ($0.051) per share and the maximum offering price of $11.29 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Connecticut state personal income tax bracket of 42.3%, you would have to earn 9.39% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 8 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 19 for more information regarding the fund's performance.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.


Class II Shares

The Franklin Connecticut Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $10.84 on August 31, 1995, from $10.65 on its May 1, 1995 inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 16.9 cents ($0.169) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 4.93%, based on an annualization of the current monthly dividend of 4.5 cents ($0.045) per share and the maximum offering price of $10.95 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Connecticut state personal income tax bracket of 42.3%, you would have to earn 8.54% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 9 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 19 for more information regarding the fund's performance.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.


Franklin Connecticut Tax-Free Income Fund
Periods ended August 31, 1995

                                                                                                      Since      Since
                                                                                                    Inception   Inception
                                                                                1-Year    5-Year   (10/03/88)  (05/01/95)
Cumulative Total Return1
 Class I Shares ............................................................... 6.47%     19.44%      62.10%        --
 Class II Shares ..............................................................   --         --          --       3.39%

Average Annual Total Return2
 Class I Shares ............................................................... 1.91%      6.63%       6.57%        --

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares ............................ 5.42%             Class I Shares ............................. 9.39%
       Class II Shares ........................... 4.93%             Class II Shares ............................ 8.54%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares ............................ 5.08%             Class I Shares ............................. 8.80%
       Class II Shares ........................... 4.73%             Class II Shares ............................ 8.20%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.1 cents per share monthly dividend and the maximum offering price of $11.29 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.5 cents per share monthly dividend and the maximum offering price of $10.95 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Connecticut state income tax bracket of 42.3%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.



FRANKLIN INDIANA TAX-FREE INCOME FUND

Fund Objective:

Seeks to provide high current income exempt from regular federal and Indiana state personal income taxes through a diversified portfolio consisting primarily of Indiana municipal bonds.*


Indiana's economy is dominated by the manufacturing of durable goods and by agriculture. While the state remains vulnerable to the fluctuating economic cycles, unemployment rates have remained below the national average. Additionally, with only a minimal amount of outstanding debt for many years, Indiana has become more active in debt financing.** Proceeds of bonds now offered will be used to construct and equip additional facilities at the United Airlines Maintenance Operations Center facility at the Indianapolis Airport. The aircraft maintenance facility is a major economic development project for the airport and surrounding areas.



GRAPHIC MATERIAL 10 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

++The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares or approval by Standard & Poor's. Ratings are subject to change.



Franklin Indiana Tax-Free Income Fund
Portfolio Breakdown on August 31, 1995
As a percentage of total net assets

                                                       % of total
   Sector                                              net assets

   Pre-refunded                                           29.5%

   Hospitals                                              22.3%

   Education                                              10.7%

   Other Revenue                                          11.0%

   Industrial                                              7.8%

   Utilities                                               7.2%

   Certificates of Participation                           5.6%

   Housing                                                 3.5%

   Transportation                                          2.3%

   Tax Assessment Bonds                                    0.1%

For a complete list of portfolio holdings, please see page 60 of this report.

*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Source: Moody's Municipal Credit Report, June 2, 1995.



Performance Summary

The Franklin Indiana Tax-Free Income Fund's share price, as measured by net asset value, increased to $11.60 on August 31, 1995, from $11.40 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 33.0 cents ($0.33) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.45%, based on an annualization of the current monthly dividend of 5.5 cents ($0.055) per share and the maximum offering price of $12.11 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Indiana state personal income tax bracket of 41.7%, you would have to earn 9.35% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 11 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


Franklin Indiana Tax-Free Income Fund
Periods ended August 31, 1995

                                                                                                       Since
                                                                                                     Inception
                                                                                 1-Year    5-Year   (09/01/87)
                  Cumulative Total Return1 ..................................... 6.65%     49.57%      91.56%
                  Average Annual Total Return2 ................................. 2.13%      7.45%       7.87%

                  Distribution Rate3 ................................... 5.45%

                  Taxable Equivalent Distribution Rate4 ................ 9.35%

                  30-Day Standardized Yield5 ........................... 4.89%

                  Taxable Equivalent Yield4 ............................ 8.38%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge stated in the prospectus. See note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge. See note below.

3. Based on an annualization of the fund's current 5.5 cents per share monthly dividend and the maximum offering price of $12.11 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Indiana state personal income tax bracket of 41.7%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund implemented a plan of distribution under Rule 12b-1 and eliminated the sale charge on reinvested dividends, which will affect future performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.



FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Fund Objective:

Seeks to provide high current income exempt from regular federal and New Jersey state personal income taxes through a diversified portfolio consisting primarily of New Jersey municipal bonds.*

A slow economic recovery has contributed to lingering budgetary pressure in New Jersey. Growth of sales taxes, income taxes, and other operating revenues has been slow while demands for welfare and other economic relief have increased. The state's fiscal 1995 budget -- the first under Governor Christine Todd Whitman -- represented a change in approach to budgetary problems. Income taxes were reduced by 15%, and appropriations were reduced from 1994 levels.** In part to meet upcoming fiscal pressure, the state intends to pursue additional means of curbing expenditures. New Jersey's recently adopted fiscal 1996 budget represents just a 3% increase in spending from fiscal 1995, with most of the increase attributable to school district aid, court functions, and general obligation bond repayments.



GRAPHIC MATERIAL 12 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


++The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares or approval by Standard & Poor's. Ratings are subject to change.


Franklin New Jersey Tax-Free Income Fund
Portfolio Breakdown on August 31, 1995
As a percentage of total net assets

                                                       % of total
   Sector                                              net assets

   Utilities                                              21.4%

   Pre-refunded                                           17.7%

   Hospitals                                              14.9%

   Transportation                                         10.5%

   Housing                                                 9.4%

   Education                                               7.8%

   Other Revenue                                           7.2%

   Certificates of Participation                           4.2%

   General Obligations                                     2.4%

   Health Care                                             2.3%

   Industrial                                              2.2%

For a complete list of portfolio holdings, please see page 63 of this report.



*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The fund seeks to comply with state requirements for the pass through of tax-exempt income dividends, including that at least 80% of the fund's total assets are invested in New Jersey obligations. **Source: Standard & Poor's Creditweek Municipal, July 24, 1995.


Performance Summary

Class I Shares

The Franklin New Jersey Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.50 on August 31, 1995, from $11.28 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 31.8 cents ($0.318) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.30%, based on an annualization of the current monthly dividend of 5.3 cents ($0.053) per share and the maximum offering price of $12.01 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and New Jersey state personal income tax bracket of 43.6%, you would have to earn 9.40% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 13 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 26 for more information regarding the fund's performance.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.


Class II Shares

The Franklin New Jersey Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.53 on August 31, 1995, from $11.30 on its May 1, 1995 inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 17.6 cents ($0.176) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 4.84%, based on an annualization of the current monthly dividend of 4.7 cents ($0.047) per share and the maximum offering price of $11.65 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and New Jersey state personal income tax bracket of 43.6%, you would have to earn 8.58% from a taxable investment to match your fund's tax-free distribution rate.

Please see the table on page 26 for more information regarding the fund's performance.



GRAPHIC MATERIAL 14 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Franklin New Jersey Tax-Free Income Fund
Periods ended August 31, 1995

                                                                                                      Since       Since
                                                                                                    Inception   Inception
                                                                                1-Year    5-Year   (05/12/88)  (05/01/95)
Cumulative Total Return1
 Class I Shares ............................................................... 7.45%     49.14%      80.20%          --
 Class II Shares ..............................................................   --         --          --         3.61%

Average Annual Total Return2
 Class I Shares ............................................................... 2.90%      7.39%       7.75%          --

      Distribution Rate3                                            Taxable EquivalentDistribution Rate4
       Class I Shares ............................ 5.30%             Class I Shares ............................... 9.40%
       Class II Shares ........................... 4.84%             Class II Shares .............................. 8.58%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares ............................ 4.85%             Class I Shares ............................... 8.60%
       Class II Shares ........................... 4.48%             Class II Shares .............................. 7.94%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.3 cents per share monthly dividend and the maximum offering price of $12.01 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.7 cents per share monthly dividend and the maximum offering price of $11.65 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and New Jersey state income tax bracket of 43.6%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.



FRANKLIN OREGON TAX-FREE INCOME FUND

Fund Objective:

Seeks to provide high current income exempt from regular federal and Oregon state personal income taxes through a diversified portfolio consisting primarily of Oregon municipal bonds.*

Increasing education funding requirements resulting from Measure 5 have put pressure on Oregon's budget. The state's replacement requirement, which was $492 million during the 1991-1993 biennium, escalated to $1.5 billion for the current 1993-1995 biennium.

Nevertheless, Oregon's continued economic strength has led to unexpected revenue growth. High technology manufacturing continues to move forward, replacing the historically significant wood products industry. In addition, Oregon's economy has outperformed the nation since 1987, with total job count increasing 19% to
1.3 million in 1994.**


GRAPHIC MATERIAL 15 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

++The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares or approval by Standard & Poor's. Ratings are subject to change.


Franklin Oregon Tax-Free Income Fund
Portfolio Breakdown on August 31, 1995
As a percentage of total net assets

                                                       % of total
   Sector                                              net assets

   Hospitals                                              20.5%

   Housing                                                15.1%

   Utilities                                              15.0%

   Pre-refunded                                           13.0%

   General Obligations                                     9.3%

   Education                                               9.3%

   Transportation                                          6.9%

   Industrial                                              4.0%

   Certificates of Participation                           3.1%

   Other Revenue                                           1.6%

   Health Care                                             1.3%

   Tax Allocation Bonds                                    0.9%

For a complete list of portfolio holdings, please see page 68 of this report.



*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Source: Standard & Poor's Creditweek Municipal, June 5, 1995.



Performance Summary

Class I Shares

The Franklin Oregon Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.44 on August 31, 1995, from $11.22 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 31.2 cents ($0.312) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.22%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $11.95 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Oregon state personal income tax bracket of 45.0%, you would have to earn 9.49% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 16 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 30 for more information regarding the fund's performance.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Class II Shares

The Franklin Oregon Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.48 on August 31, 1995, from $11.24 on its May 1, 1995, inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 17.2 cents ($0.172) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 4.76%, based on an annualization of the current monthly dividend of 4.6 cents ($0.046) per share and the maximum offering price of $11.60 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Oregon state personal income tax bracket of 45.0%, you would have to earn 8.65% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 17 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 30 for more information regarding the fund's performance.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Franklin Oregon Tax-Free Income Fund
Periods ended August 31, 1995

                                                                                                      Since       Since
                                                                                                    Inception   Inception
                                                                                1-Year    5-Year   (09/01/87)  (05/01/95)
Cumulative Total Return1
 Class I Shares ............................................................... 7.64%     47.51%      80.93%          --
 Class II Shares ...............................................................  --         --          --         3.69%

Average Annual Total Return2
 Class I Shares ............................................................... 3.06%      7.15%       7.11%          --

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares ............................ 5.22%             Class I Shares ............................... 9.49%
       Class II Shares ........................... 4.76%             Class II Shares .............................. 8.65%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares ............................ 4.85%             Class I Shares ............................... 8.82%
       Class II Shares ........................... 4.44%             Class II Shares .............................. 8.07%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.2 cents per share monthly dividend and the maximum offering price of $11.95 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.6 cents per share monthly dividend and the maximum offering price of $11.60 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Oregon state income tax bracket of 45.0%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.



FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Fund Objective:

Seeks to provide high current income exempt from regular federal and Pennsylvania state personal income taxes through a diversified portfolio consisting primarily of Pennsylvania municipal bonds.* The fund's shares are also free from Pennsylvania personal property taxes.

Our outlook for the fund is positive. Over the reporting period, we were able to increase the amount of general obligation bonds in the portfolio to 4.6% by August 31, 1995, from 2.7% on February 28, 1995. This is because Philadelphia's general obligations were upgraded by Moody's in March and Standard & Poor's in April. The upgrades were due mainly to the city's ability to bring its finances under control during fiscal 1995.

Pennsylvania's budget is being stressed by many factors, including medical and income assistance, public safety, and education. However, we anticipate the commonwealth has the ability and political will to maintain adequate operations while meeting service demands.



GRAPHIC MATERIAL 18 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

++The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares or approval by Standard & Poor's. Ratings are subject to change.


Franklin Pennsylvania Tax-Free Income Fund
Portfolio Breakdown on August 31, 1995
As a percentage of total net assets

                                                       % of total
   Sector                                              net assets

   Pre-refunded                                           24.1%

   Utilities                                              23.9%

   Hospitals                                              15.5%

   Housing                                                15.0%

   Education                                               7.5%

   General Obligations                                     4.6%

   Other Revenue                                           2.5%

   Industrial                                              2.5%

   Miscellaneous                                           2.4%

   Health Care                                             1.4%

   Transportation                                          0.6%

For a complete list of portfolio holdings, please see page 73 of this report.


*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.



Performance Summary

Class I Shares

The Franklin Pennsylvania Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $10.32 on August 31, 1995, from $10.16 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 31.2 cents ($0.312) per share.** We are pleased to report that your fund's dividend was increased to 5.2 cents ($0.052) from 5.1 cents ($0.051) per share, effective with the March 1995 distribution. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.79%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $10.78 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maxi- mum combined federal and Pennsylvania state personal income tax bracket of 41.3%, you would have to earn 9.86% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 19 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 34 for more information regarding the fund's performance.


**Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Class II Shares

The Franklin Pennsylvania Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $10.34 on August 31, 1995, from $10.17 on its May 1, 1995, inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 17.5 cents ($0.175) per share.** Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.40%, based on an annualization of the current monthly dividend of 4.7 cents ($0.047) per share and the maximum offering price of $10.44 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Pennsylvania state personal income tax bracket of 41.3%, you would have to earn 9.20% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 20 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 34 for more information regarding the fund's performance.


**Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Franklin Pennsylvania Tax-Free Income Fund
Periods ended August 31, 1995

                                                                                                      Since       Since
                                                                                                    Inception   Inception
                                                                                1-Year    5-Year   (12/01/86)  (05/01/95)
Cumulative Total Return1
 Class I Shares ............................................................... 8.00%     51.82%      84.69%          --
 Class II Shares ..............................................................   --         --          --         3.41%

Average Annual Total Return2
 Class I Shares ............................................................... 3.42%      7.76%       6.73%          --

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares ............................ 5.79%             Class I Shares ............................... 9.86%
       Class II Shares ........................... 5.40%             Class II Shares .............................. 9.20%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares ............................ 4.92%             Class I Shares ............................... 8.38%
       Class II Shares ........................... 4.50%             Class II Shares .............................. 7.66%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.2 cents per share monthly dividend and the maximum offering price of $10.78 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.7 cents per share monthly dividend and the maximum offering price of $10.44 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Pennsylvania state income tax bracket of 41.3%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.



FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

Fund Objective:

Seeks to provide high current income exempt from regular federal and many states' individual income taxes through a diversified portfolio consisting primarily of Puerto Rico municipal bonds.*

Several municipal bond issues in Puerto Rico came to market in 1995. The Electric Authority, the Public Building Authority, the Housing Authority, the University of Puerto Rico, and the Hospital Authority all brought new municipal issues to market, which we purchased for your fund. In addition, the Commonwealth of Puerto Rico issued new general obligation bonds, allowing us to increase the portion of general obligations held in the portfolio to 6.9% of total net assets from 4.3% at the start of the reporting period.


GRAPHIC MATERIAL 21 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


++The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares or approval by Standard & Poor's. Ratings are subject to change.


Franklin Puerto Rico Tax-Free Income Fund
Portfolio Breakdown on August 31, 1995
As a percentage of total net assets

                                                       % of total
   Sector                                              net assets

   Utilities                                              33.7%

   Transportation                                         12.4%

   Pre-refunded                                           11.7%

   Housing                                                 9.5%

   General Obligations                                     6.9%

   Industrial                                              6.0%

   Hospitals                                               5.0%

   Miscellaneous                                           4.8%

   Other Revenue                                           4.5%

   Certificates of Participation                           3.2%

   Education                                               2.3%

For a complete list of portfolio holdings, please see page 79 of this report.


*For investors subject to the federal and state alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.



Performance Summary

Class I Shares

The Franklin Puerto Rico Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.47 on August 31, 1995, from $11.31 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 33.6 cents ($0.336) per share.** Due to reduced income earned by the fund, we were compelled to adjust the fund's monthly dividend to 5.5 cents ($0.055) from 5.7 cents ($0.057) per share, effective with the June 1995 distribution. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.51%, based on an annualization of the current monthly dividend of 5.5 cents ($0.055) per share and the maximum offering price of $11.98 on August 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum federal income tax bracket of 39.6%, you would have to earn 9.12% from a taxable investment to match your fund's tax-free distribution rate. For shareholders residing in states in which the fund's income is exempt from states taxes, you would be receiving an even higher taxable eqivalent distribution rate.


GRAPHIC MATERIAL 22 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 38 for more information regarding the fund's performance.


**Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Class II Shares

The Franklin Puerto Rico Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.49 on August 31, 1995, from $11.32 on its May 1, 1995, inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 18.4 cents ($0.184) per share.** Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.06%, based on an annualization of the current monthly dividend of 4.9 cents ($0.049) per share and the maximum offering price of $11.61 on August 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum federal income tax bracket of 39.6%, you would have to earn 8.38% from a taxable investment to match your fund's tax-free distribution rate. For shareholders in states in which the fund's income is exempt from state taxes, you would be receiving an even higher taxable eqivalent distribution rate.


GRAPHIC MATERIAL 23 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 38 for more information regarding the fund's performance.


**Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Franklin Puerto Rico Tax-Free Income Fund
Periods ended August 31, 1995

                                                                                                      Since       Since
                                                                                                    Inception   Inception
                                                                    1-Year    5-Year     10-Year   (04/03/85)  (05/01/95)
Cumulative Total Return1
 Class I Shares.................................................... 7.17%     47.00%     118.53%     125.74%         --
 Class II Shares ..................................................   --         --          --          --        3.15%

Average Annual Total Return2
 Class I Shares ................................................... 2.66%      7.08%      10.12%       7.68%         --

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares ............................ 5.51%             Class I Shares .............................. 9.12%
       Class II Shares ........................... 5.06%             Class II Shares ............................. 8.38%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares ............................ 4.84%             Class I Shares .............................. 8.01%
       Class II Shares ........................... 4.43%             Class II Shares ............................. 7.33%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.5 cents per share monthly dividend and the maximum offering price of $11.98 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.9 cents per share monthly dividend and the maximum offering price of $11.61 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum federal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.



FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Fund Objective:

Seeks to provide high current income exempt from regular federal income taxes and preservation of capital through a portfolio of municipal bonds with an average weighted maturity (the time in which a debt must be repaid) between three and ten years.*

The fund's credit quality changed slightly during the six-month period, with the most notable change in the BB-rated bonds. One of our sizable portfolio holdings in the hospital sector was downgraded to BB from a BBB rating by Standard & Poor's, due to the hospital's financial difficulties and failure to reach financial projections. The hospital's management has responded with cost-cutting measures, and the outlook is stable. This downgrade caused the BB-rated category to increase to 4.0% on August 31, 1995, from 0.6% at the start of the reporting period.



GRAPHIC MATERIAL 24 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

++The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares or approval by Standard & Poor's. Ratings are subject to change.


Franklin Federal Intermediate-Term Tax-Free Income Fund
Portfolio Breakdown on August 31, 1995
As a percentage of total net assets

                                                       % of total
   Sector                                              net assets

   Hospitals                                              15.3%

   Certificates of Participation                          13.3%

   Other Revenue                                          12.9%

   Utilities                                              11.9%

   Education                                               9.1%

   Housing                                                 7.6%

   Industrial                                              7.2%

   Marks-Roos Bonds                                        6.1%

   General Obligations                                     6.0%

   Special Assessment Bonds                                5.6%

   Transportation                                          5.0%

For a complete list of portfolio holdings, please see page 82 of this report.


*For investors subject to federal and state alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discounts, if any, are generally taxable. These dividends are generally subject to state and local income taxes, if any.



Performance Summary

The Franklin Federal Intermediate-Term Tax-Free Income Fund's share price, as measured by net asset value, increased to $10.78 on August 31, 1995, from $10.48 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 27.1 cents ($0.271) per share.** We are pleased to report that, due to increased income, we were able to increase your fund's monthly dividend to 4.5 cents ($0.045) from 4.4 cents ($0.044) per share in March, and increase it once again to 4.6 cents ($0.046) per share, effective with the August 1995 distribution. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.00%, based on an annualization of the current monthly dividend of 4.6 cents ($0.046) per share and the maximum offering price of $11.03 on August 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum federal income tax bracket of 39.6%, you would have to earn 8.28% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 25 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


**Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.



Franklin Federal Intermediate-Term Tax-Free Income Fund
Periods ended August 31, 1995

                                                                                                 Since
                                                                                               Inception
                                                                                     1-Year   (09/23/92)
                  Cumulative Total Return1.......................................... 7.76%      23.48%
                  Average Annual Total Return2 ..................................... 5.36%       6.61%

                  Distribution Rate3 ....................................... 5.00%

                  Taxable Equivalent Distribution Rate4 .................... 8.28%

                  30-Day Standardized Yield5 ............................... 4.95%

                  Taxable Equivalent Yield4 ................................ 8.20%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 2.25% initial sales charge. See note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods, and include the maximum 2.25% initial sales charge. See note below.

3. Based on an annualization of the fund's current 4.6 cents per share monthly dividend and the maximum offering price of $11.03 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate would have been lower, and yield for the period would have been 4.54%. The fee waiver may be discontinued at any time upon advance notice to the fund's Board of Trustees.



FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Fund Objective:

Seeks to provide high current income exempt from regular federal income tax through a diversified portfolio consisting primarily of higher yielding, medium- to lower-rated and non-rated municipal bonds.* As discussed in the fund's prospectus, these securities entail greater risk than higher-rated municipal securities.

Over the  six-month  reporting  period,  our focus for the  Franklin  High Yield
Tax-Free Income Fund was to add new non-rated securities, as well as high quality securities, to the portfolio. When the quality spreads narrow, we are able to purchase higher quality bonds without giving up much yield compared to the lower quality bonds. The quality spreads between AAA- and BBB-rated securities remained narrow in 1995, enabling us to slightly increase the AAA- and AA-rated securities in the fund's portfolio to 13.9% and 3.4%, respectively, from 10.5% and 2.5%, respectively, on February 28, 1995.


GRAPHIC MATERIAL 26 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

++The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares or approval by Standard & Poor's. Ratings are subject to change.



Franklin High Yield Tax-Free Income Fund
Portfolio Breakdown on August 31, 1995
As a percentage of total net assets

                                                       % of total
   Sector                                              net assets

   Utilities                                              18.9%

   Transportation                                         13.1%

   Pre-refunded                                           10.9%

   Hospitals                                              10.2%

   General Obligations                                     9.0%

   Special Assessment Bonds                                8.8%

   Industrial                                              6.1%

   Health Care                                             5.5%

   Other Revenue                                           4.0%

   Housing                                                 3.7%

   Mello-Roos Bonds                                        3.3%

   Certificates of Participation                           2.7%

   Tax Allocation Bonds                                    1.6%

   Sales Tax                                               1.1%

   Education                                               0.8%

   Marks-Roos Bonds                                        0.2%

   Miscellaneous                                           0.1%

For a complete list of portfolio holdings, please see page 87 of this report.


*For investors subject to federal and state alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discounts, if any, are generally taxable. These dividends are generally subject to state and local income taxes, if any.


Performance Summary

Class I Shares

The Franklin High Yield Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.02 on August 31, 1995, from $10.74 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 36.6 cents ($0.366) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 6.36%, based on an annualization of the current monthly dividend of 6.1 cents ($0.061) per share and the maximum offering price of $11.51 on August 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum federal income tax bracket of 39.6%, you would have to earn 10.53% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 27 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 45 for more information regarding the fund's performance.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Class II Shares

The Franklin High Yield Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.06 on August 31, 1995, from $10.81 on its May 1, 1995, inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 20.6 cents ($0.206) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.91%, based on an annualization of the current monthly dividend of 5.5 cents ($0.055) per share and the maximum offering price of $11.17 on August 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum federal income tax bracket of 39.6%, you would have to earn 9.78% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 28 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 45 for more information regarding the fund's performance.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Franklin High Yield Tax-Free Income Fund
Periods ended August 31, 1995

                                                                                                      Since       Since
                                                                                                    Inception   Inception
                                                                                1-Year    5-Year   (03/18/86)  (05/01/95)
Cumulative Total Return1
 Class I Shares ............................................................... 9.15%     54.06%     119.64%          --
 Class II Shares ..............................................................   --         --          --         4.24%

Average Annual Total Return2
 Class I Shares ............................................................... 4.51%      8.08%       8.18%          --

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares ............................ 6.36%             Class I Shares .............................. 10.53%
       Class II Shares ........................... 5.91%             Class II Shares..............................  9.78%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares ............................ 5.93%             Class I Shares ..............................  9.82%
       Class II Shares ........................... 5.55%             Class II Shares .............................  9.19%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 6.1 cents per share monthly dividend and the maximum offering price of $11.51 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 5.5 cents per share monthly dividend and the maximum offering price of $11.17 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum federal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.





FRANKLIN TAX-FREE TRUST


Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)

    Face                                                                                                                 Value
   Amount       Franklin Arizona Tax-Free Income Fund                                                                  (Note 1)
                Long Term Investments  99.6%...................................................................
                Arizona Educational Loan Marketing Corp. Revenue,
 $10,000,000        Senior Series, 6.375%, 09/01/05 ...........................................................     $ 10,532,900
   1,000,000        Series B, 7.00%, 03/01/03 .................................................................        1,068,760
   1,000,000        Series B, 7.00%, 03/01/05 .................................................................        1,065,970
   1,000,000        Series B, MBIA Insured, 7.35%, 09/01/04 ...................................................        1,085,630
     775,000        Series B, MBIA Insured, 7.375%, 09/01/05 ..................................................          839,147
   1,000,000        Sub-Series, 6.625%, 09/01/05 ..............................................................        1,049,520
                Arizona Health Facilities Authority, Hospital System Revenue,
   2,000,000        Phoenix Baptist Hospital, MBIA Insured, 6.25%, 09/01/11 ...................................        2,067,160
   7,500,000        Refunding, Samaritan Health System, MBIA Insured, 5.625%, 12/01/15 ........................        7,283,250
                Arizona Health Facilities Authority Revenue,
     770,000        Arizona Voluntary Hospital, Hospital Federal Pooled Loan Revenue, Series B, FGIC Insured,
                    7.75%, 10/01/07 ...........................................................................          858,442
   5,000,000        Arizona Voluntary Hospital, Series B, FGIC Insured, 7.25%, 10/01/13 .......................        5,404,250
   5,000,000    Arizona State COP, Refunding, Series B, AMBAC Insured, 6.25%, 09/01/10 ........................        5,226,950
   5,000,000    Arizona State Department of Administration, COP, FSA Insured, 6.625%, 09/01/08 ................        5,374,400
                Arizona State Municipal Financing Program, COP,
   1,350,000        Dysart School, Series 22, BIG Insured, Pre-Refunded, 7.875%, 08/01/05 .....................        1,425,627
      85,000        Flagstaff School, Series 15, BIG Insured, 8.75%, 08/01/07 .................................           91,350
     500,000        Peoria School, Series 19, BIG Insured, ETM, 7.75%, 08/01/04 ...............................          607,835
     255,000        Phoenix Civic Improvement, Series 17, BIG Insured, Pre-Refunded, 8.125%, 08/01/12 .........          267,309
     825,000        Phoenix Water, Series 10, BIG Insured, Pre-Refunded, 7.90%, 08/01/17 ......................          891,776
   3,250,000        Series 20, BIG Insured, ETM 08/01/06, 7.625%, 08/01/06 ....................................        3,839,778
     500,000        Series 25, BIG Insured, 7.875%, 08/01/04 ..................................................          623,460
   2,500,000        Series 29, BIG Insured, Pre-Refunded, 7.125%, 08/01/14 ....................................        2,777,050
                Arizona State Transportation Board, Excise Tax Revenue, Maricopa County Regional Area Road Fund,
   4,515,000        MBIA Insured, 7.00%, 07/01/05 .............................................................        4,961,082
   2,485,000        MBIA Insured, Pre-Refunded, 7.00%, 07/01/05 ...............................................        2,765,706
   1,750,000        Series A, Pre-Refunded, 7.60%, 07/01/05 ...................................................        1,942,570
                Arizona State University System Revenue,
     130,000        Series 1986-A, Pre-Refunded, 7.875%, 07/01/15 .............................................          136,799
   5,145,000        Series 1991, Pre-Refunded, 7.10%, 07/01/16 ................................................        5,902,138
   4,000,000    Arizona State Waste Management Authority, Financial Assistance Revenue, 6.80%, 07/01/11 .......        4,347,320
     700,000    Avondale Municipal Development Corp. Facilities Revenue, Series 1992, MBIA Insured, 6.625%,
                 07/01/11 .....................................................................................          735,238
     930,000    Casa Grande Excise Tax Revenue, Series 1995, 6.20%, 04/01/15 ..................................          955,603
                Casa Grande IDA, PCR,
   1,800,000        Frito Lay/Pepsico, 6.60%, 12/01/10 ........................................................        1,922,706
     500,000        Frito Lay/Pepsico, 6.65%, 12/01/14 ........................................................          531,615
   3,000,000    Central Arizona Water Conservation District Contract Revenue, Central Project, Series 1990-A,
                 Pre-Refunded, 7.65%, 11/01/09 ................................................................        3,492,840
                Chandler GO,
   1,625,000        FGIC Insured, 6.85%, 07/01/14 .............................................................        1,760,525
   1,000,000        Refunding, Series 1991, FGIC Insured, Pre-Refunded 7.00%, 07/01/12 ........................        1,091,450
   1,750,000        Series 1994, FGIC Insured 6.80%, 07/01/13 .................................................        1,896,283
   4,055,000    Chandler IDA, MFHR, Refunding, Hacienda Apartments, Project A, 6.05%, 07/20/30 ................        3,945,637
                Chandler Street and Highway Revenue,
   1,250,000        Series 1994, MBIA Insured, 6.85%, 07/01/13 ................................................        1,349,725
   2,200,000        Series 1994, MBIA Insured, 6.90%, 07/01/14 ................................................        2,383,018
                Chandler Water and Sewer Revenue, Refunding,
   6,715,000        Series 1991, FGIC Insured, Pre-Refunded, 7.00%, 07/01/12 ..................................        7,329,087
   2,165,000        Series 1992, FGIC Insured, 6.25%, 07/01/13 ................................................        2,232,808



                City of Bullhead, Municipal Property Corp., Facilities Revenue,
 $ 2,125,000        Series 1990, MBIA Insured, 7.20%, 07/01/09 ................................................      $ 2,309,280
   4,000,000        Series 1991, FGIC Insured, 7.20%, 07/01/10 ................................................        4,403,880
                Cochise County, Palominas Elementary School District No. 49, School Improvement, GO,
     155,000        Series A, Pre-Refunded, 7.70%, 07/01/00 ...................................................          167,839
     165,000        Series A, Pre-Refunded, 7.80%, 07/01/01 ...................................................          178,952
     175,000        Series A, Pre-Refunded, 7.85%, 07/01/02 ...................................................          189,950
   5,000,000    Cochise County USD No. 68, Sierra Vista, Series B, FGIC Insured, Pre-Refunded, 7.625%, 07/01/10        5,745,200
   1,095,000    Coconino County, Flagstaff USD No. 1, AMBAC Insured, 6.20%, 07/01/06 ..........................        1,152,969
                Coconino County USD No. 8, Page Elementary School Improvement Project, GO,
   1,500,000        Pre-Refunded, 7.125%, 07/01/06 ............................................................        1,644,180
   1,250,000        Pre-Refunded, 7.125%, 07/01/07 ............................................................        1,370,150
     625,000        Series D, AMBAC Insured, Pre-Refunded, 7.00%, 07/01/06 ....................................          678,319
     725,000        Series D, AMBAC Insured, Pre-Refunded, 7.05%, 07/01/07 ....................................          787,807
   1,475,000    Eloy Municipal Property Corp., Facilities Revenue, Series 1989, 7.80%, 07/01/09 ...............        1,601,393
   3,320,000    Gila County IDA, PCR, Refunding, ASARCO, Inc. Project, 8.90%, 07/01/06 ........................        3,628,561
   1,500,000    Gilbert Improvement District No. 11, FGIC Insured, 7.60%, 01/01/05 ............................        1,560,945
                Gilbert Water and Sewer Revenue, Refunding,
   1,500,000        FGIC Insured, 6.50%, 07/01/12 .............................................................        1,597,695
   3,250,000        FGIC Insured, 6.50%, 07/01/22 .............................................................        3,426,898
                Glendale IDA, Educational Facilities Revenue, Refunding,
     750,000        American Graduate School International, Connie Lee Insured, 6.75%, 07/01/09 ...............          817,560
   1,000,000        American Graduate School International, Connie Lee Insured, 7.00%, 07/01/14 ...............        1,101,580
   1,250,000        American Graduate School International, Connie Lee Insured, 7.125%, 07/01/20 ..............        1,388,588
     750,000    Glendale IDA, Hospital Revenue, Northwest Development, Inc. Project, 8.875%, 01/01/16 .........          783,128
   2,400,000    Glendale Municipal Property Corp., Series 1991, MBIA Insured, 7.00%, 07/01/09 .................        2,573,400
                Guam Power Authority Revenue,
   3,630,000        Series A, 6.30%, 10/01/12 .................................................................        3,644,665
   4,000,000        Series A, 6.30%, 10/01/22 .................................................................        3,953,680
   2,700,000    Lake Havasu City, Wastewater COP, FGIC Insured, 7.00%, 06/01/05 ...............................        2,980,773
   8,000,000    Maricopa County COP, 6.00%, 06/01/04 ..........................................................        8,268,080
      50,000    Maricopa County Hospital District No. 1, Facilities Revenue, East Valley Behavioral Health Facility,
                 FGIC Insured, Pre-Refunded, 7.80%, 06/01/14 ..................................................           54,129
   1,195,000    Maricopa County IDA, SFMR, GNMA Secured, 8.00%, 09/01/09 ......................................        1,254,726
   5,000,000    Maricopa County IDAR, Citizens Utilities Co. Project, 6.20%, 05/01/30 .........................        5,061,000
                Maricopa County IDAR,
   1,805,000        Mercy Health System, Series A, MBIA Insured, Pre-Refunded, 7.125%, 07/01/07 ...............        2,013,369
     750,000        Mercy Health System, Series C, MBIA Insured, Pre-Refunded, 7.15%, 07/01/15 ................          838,643
                Maricopa County IDAR, Hospital Facility Revenues, Refunding,
   2,750,000        John C. Lincoln Hospital, FSA Insured, 7.50%, 12/01/13 ....................................        3,050,300
  17,800,000        Samaritan Hospital Health Services, Series A, MBIA Insured, 7.00%, 12/01/13 ...............       19,249,454
   1,890,000        Samaritan Hospital Health Services, Series A, MBIA Insured, 7.00%, 12/01/16 ...............        2,179,907
                Maricopa County School District, No. 4, Mesa Unified,
   1,500,000        FGIC Insured, 5.65%, 07/01/11 .............................................................        1,499,850
   2,000,000        FGIC Insured, 5.70%, 07/01/12 .............................................................        1,999,800
   2,000,000    Maricopa County School District, No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 07/01/14    2,027,120
     500,000    Maricopa County UHSD No. 210, Phoenix, Series A, 5.70%, 07/01/15 ..............................          498,775
     600,000    Maricopa County UHSD No. 216, Series A, Pre-Refunded, 7.80%, 07/01/07 .........................          650,736
                Maricopa County USD No. 8, Osborn School Improvement Project,
     500,000        Series B, Pre-Refunded, 7.10%, 07/01/05 ...................................................          553,035
   1,075,000        Series B, Pre-Refunded, 7.15%, 07/01/07 ...................................................        1,190,896
   1,885,000        Series B, Pre-Refunded, 7.20%, 07/01/09 ...................................................        2,091,521



                Maricopa County USD No. 11, Peoria,
 $ 6,300,000        Refunding, AMBAC Insured, 6.10%, 07/01/10 .................................................      $ 6,645,051
   2,800,000        Refunding, MBIA Insured, 7.00%, 07/01/10 ..................................................        3,093,132
                Maricopa County USD No. 41,
     850,000        Gilbert, Series C, FGIC Insured, Pre-Refunded, 7.125%, 07/01/01 ...........................          925,310
     750,000        Gilbert, Series C, FGIC Insured, Pre-Refunded, 7.20%, 07/01/02 ............................          817,935
   5,000,000        Gilbert, Series D, FGIC Insured, Pre-Refunded, 7.00%, 07/01/05 ............................        5,522,200
   1,175,000    Maricopa County USD No. 65, Littleton School Improvement, Series B, FGIC Insured, 6.40%, 07/01/14      1,239,613
   4,000,000    Maricopa County USD No. 68, Alhambra, Refunding & Improvement, AMBAC Insured, Pre-Refunded,
                 5.625%, 07/01/13 .............................................................................        3,988,480
   1,000,000    Maricopa County USD No. 69, Paradise Valley, Series A, 7.10%, 07/01/05 ........................        1,137,990
   1,600,000    Maricopa County USD No. 80, Chandler, FGIC Insured, 6.00%, 07/01/13 ...........................        1,633,808
                Maricopa County USD No. 89,
     240,000        Dysart, Refunding & Improvement, FGIC Insured, 6.70%, 07/01/05 ............................          260,340
   1,760,000        Dysart, Refunding & Improvement, FGIC Insured, 6.75%, 07/01/06 ............................        1,905,024
                Maricopa County USD No. 92, Pendergast Elementary School,
     250,000        FGIC Insured, Pre-Refunded, 7.20%, 07/01/02 ...............................................          266,438
   1,300,000        FGIC Insured, Pre-Refunded, 7.20%, 07/01/03 ...............................................        1,385,475
   1,300,000    Maricopa County USD No. 98, Fountain Hills School, Improvement Bond, Refunding, FGIC Insured,
                 6.625%, 07/01/10 .............................................................................        1,388,049
                Maricopa County USD No. 214, Tolleson GO,
   1,000,000        FGIC Insured, 5.75%, 07/01/14 .............................................................          999,900
     500,000        Pre-Refunded, 7.30%, 07/01/03 .............................................................          537,940
   2,000,000        Pre-Refunded, 7.35%, 07/01/04 .............................................................        2,153,500
                Mesa IDA, Health Care Facilities Revenue, Western Health Network,
     750,000        Refunding, Series B-2, BIG Insured, 7.50%, 01/01/08 .......................................          815,498
   5,250,000        Series A-2, BIG Insured, 7.625%, 01/01/13 .................................................        5,806,343
     250,000        Series A-3, BIG Insured, 7.625%, 01/01/13 .................................................          276,493
   2,400,000        Series A-4, BIG Insured, 7.625%, 01/01/09 .................................................        2,654,328
                Mohave County, Hospital District No. 1, GO,
   1,500,000        Kingman Regional Medical Center Project, FGIC Insured, 6.50%, 06/01/15 ....................        1,571,310
   6,350,000        Kingman Regional Medical Center Project, Pre-Refunded, 8.375%, 06/01/15 ...................        7,512,177
                Mohave County, IDA, Citizens Utilities Project,
   4,100,000        Series 1994, 6.60%, 05/01/29 ..............................................................        4,267,977
  10,000,000        Series A, 7.15%, 02/01/26 .................................................................       10,591,200
   5,000,000        Series B, 7.15%, 02/01/26 .................................................................        5,295,600
                Mohave County, IDA, Hospital Systems Revenue, Refunding,
   1,595,000        Medical Environments, Inc., Phoenix Hospital and Medical Center, 5.80%, 07/01/99 ..........        1,630,967
   1,700,000        Medical Environments, Inc., Phoenix Hospital and Medical Center, 7.00%, 07/01/16 ..........        1,688,712
  50,000,000    Navajo County PCR, Arizona Public Service Co., Series A, 5.875%, 08/15/28 .....................       47,259,500
                Nogales Municipal Development Authority, Inc., Municipal Facilities Revenue, Refunding,
   6,350,000        MBIA Insured, 7.20%, 06/01/08 .............................................................        6,993,001
     500,000        MBIA Insured, Pre-Refunded, 8.00%, 06/01/08 ...............................................          554,000
   3,700,000    Northern Arizona University System Revenue, Pre-Refunded, 7.50%, 06/01/06 .....................        4,104,262
   2,750,000    Northern Arizona University System Revenue, Refunding, FGIC Insured, 6.40%, 06/01/07 ..........        2,941,758
                Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue, Series A, Saipan Harbor
                 Improvement,
     310,000        5.35%, 10/01/98 ...........................................................................          310,592
     330,000        5.45%, 10/01/99 ...........................................................................          330,818
     345,000        5.55%, 10/01/00 ...........................................................................          346,038
     365,000        5.65%, 10/01/01 ...........................................................................          366,281
     385,000        5.75%, 10/01/02 ...........................................................................          386,532
   7,150,000        6.85%, 10/01/25 ...........................................................................        7,059,767



 $ 3,000,000    Peoria Municipal Development Authority, Inc., Municipal Facilities Revenue, MBIA Insured,
                 Pre-Refunded, 7.00%, 07/01/09 ................................................................      $ 3,214,740
   1,000,000    Peoria Municipal Development Authority, Water and Sewer Revenue, Refunding, FGIC Insured,
                 6.625%, 07/01/06 .............................................................................        1,068,650
                Phoenix Airport Revenue,
     700,000        Refunding, Series B, MBIA Insured, 6.20%, 07/01/10 ........................................          721,063
   1,680,000        Refunding, Series C, MBIA Insured, 6.30%, 07/01/10 ........................................        1,750,745
   1,785,000        Refunding, Series C, MBIA Insured, 6.40%, 07/01/11 ........................................        1,867,056
     570,000        Refunding, Series C, MBIA Insured, 6.40%, 07/01/12 ........................................          593,883
   1,800,000        Series D, MBIA Insured, 6.30%, 07/01/10 ...................................................        1,875,798
   3,825,000        Series D, MBIA Insured, 6.40%, 07/01/11 ...................................................        4,000,835
     820,000        Series D, MBIA Insured, 6.40%, 07/01/12 ...................................................          854,358
                Phoenix Civic Improvement Corp.,
   5,000,000        Airport Terminal Excise Tax Revenue, 7.80%, 07/01/11 ......................................        5,318,800
   3,500,000        Airport Terminal Excise Tax Revenue, 7.875%, 07/01/14 .....................................        3,727,675
     275,000        Airport Terminal Excise Tax Revenue, Refunding, Pre-Refunded, 8.375%, 07/01/09 ............          306,636
   1,000,000        Municipal Facilities Excise Tax Revenue, MBIA Insured, 6.90%, 07/01/21 ....................        1,081,520
   4,210,000        Parking Facilities, Series B, FGIC Insured, Pre-Refunded, 7.50%, 07/01/09 .................        4,547,937
   4,300,000    Phoenix Civic Plaza Building Corp., 6.00%, 07/01/14 ...........................................        4,354,180
                Phoenix GO,
   5,000,000        Refunding, 6.375%, 07/01/13 ...............................................................        5,216,800
   1,000,000        Refunding, Pre-Refunded, 7.15%, 07/01/08 ..................................................        1,096,780
   1,000,000        Refunding, Pre-Refunded, 7.375%, 07/01/11 .................................................        1,077,180
   1,705,000        Refunding, Pre-Refunded, 7.375%, 07/01/12 .................................................        1,836,592
   5,000,000        Refunding, Series A, 5.50%, 07/01/15 ......................................................        4,858,550
   9,425,000        Series 1991, Pre-Refunded, 6.80%, 07/01/07 ................................................       10,406,237
                Phoenix HFC, Mortgage Revenue,
   2,750,000        Refunding, Project A, MBIA Insured, 6.50%, 07/01/24 .......................................        2,766,390
   1,750,000        Refunding, Section 8 Project, Series A, MBIA Insured, 6.90%, 01/01/23 .....................        1,791,090
   2,260,000        Refunding, Section 8 Project, Series A, MBIA Insured, 7.25%, 01/01/23 .....................        2,291,889
   1,000,000    Phoenix IDA, SFMR, FNMA Insured, 6.30%, 12/01/12 ..............................................        1,003,160
                Phoenix IDAR, Home Purchase Mortgage,
     130,000        GNMA Secured, Series B, 7.70%, 10/01/11 ...................................................          133,650
   1,880,000        GNMA Secured, Series B, 8.20%, 04/01/22 ...................................................        1,967,909
   1,500,000  d Phoenix Municipal Housing Revenue, Refunding, Fillmore Gardens Project, 6.30%, 06/01/09 .......        1,519,680
                Phoenix Street and Highway Revenue,
   5,000,000        Refunding, Series 1992, 6.60%, 07/01/07 ...................................................        5,464,550
   1,000,000        Series 1987, ETM, 6.80%, 07/01/03 .........................................................        1,136,000
   1,000,000        Series 1989, Pre-Refunded, 7.375%, 07/01/05 ...............................................        1,077,180
   3,310,000        Series 1989, Pre-Refunded, 7.375%, 07/01/06 ...............................................        3,565,466
   2,000,000        Series 1989, Pre-Refunded, 7.375%, 07/01/08 ...............................................        2,154,360
   4,665,000        Series 1990, Pre-Refunded, 7.125%, 07/01/10 ...............................................        5,119,931
                Pima County IDA, Health Care Revenue,
      65,000        Carondelet St. Joseph's and St. Mary's, 8.00%, 07/01/13 ...................................           71,139
   2,250,000        Carondelet St. Joseph's and St. Mary's, MBIA Insured, 6.75%, 07/01/10 .....................        2,388,398
     535,000        Carondelet St. Joseph's and St. Mary's, Pre-Refunded, 8.00%, 07/01/13 .....................          599,056
     745,000    Pima County IDA, MFHR, Fountains La Cholla Project, FHA Mortgage Insured, 8.00%, 12/01/25 .....          759,431
                Pima County IDA, SFMR,
   1,905,000        GNMA Secured, 8.00%, 09/01/09 .............................................................        1,984,629
   1,350,000        GNMA Secured, 6.40%, 11/01/09 .............................................................        1,392,998
   1,640,000        GNMA Secured, 8.125%, 09/01/20 ............................................................        1,708,634
   6,050,000        GNMA Secured, 6.750%, 11/01/27 ............................................................        6,168,943



                Pima County IDA, SFMR, (cont.)
 $ 6,695,000        Refunding, Series A, 7.625%, 02/01/12 .....................................................      $ 6,983,822
   1,000,000        Refunding, Series A, 6.50%, 02/01/17 ......................................................          996,480
   1,410,000    Pima County Sewer Revenue, Series 1991, FGIC Insured, 6.75%, 07/01/15 .........................        1,500,381
                Pima County USD No. 1,
  21,000,000        Tucson Project, FGIC Insured, 5.875%, 07/01/14 ............................................       21,089,670
  10,000,000        Tucson School Improvement, Series B, Pre-Refunded, 7.20%, 07/01/10 ........................       11,284,200
     500,000    Pima County USD No. 10, Amphitheater School, Refunding & Improvement, Pre-Refunded, 7.70%,
                 07/01/03 .....................................................................................          536,760
                Pinal County USD No. 43, Apache Junction, Refunding & Improvement,
     500,000        FGIC Insured, Pre-Refunded, 7.15%, 07/01/05 ...............................................          540,525
     700,000        FGIC Insured, Pre-Refunded, 7.20%, 07/01/07 ...............................................          777,994
   2,360,000    Prescott Muni Property, Series 1990-C, MBIA Insured, Pre-Refunded, 7.00%, 07/01/10 ............        2,606,478
   6,405,000    Price Elliott Resh Park, Inc. Revenue, Refunding, Arizona State University Research Park,
                 MBIA Insured, 7.00%, 07/01/21 ................................................................        6,974,020
                Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
      75,000        Refunding, Series 1985-A, Pre-Refunded, 9.00%, 07/01/09 ...................................           97,705
   6,000,000        Series 1988-A, 7.875%, 07/01/17 ...........................................................        6,663,420
   2,315,000        Series 1988-A, 7.00%, 07/01/19 ............................................................        2,460,382
     750,000    Puerto Rico Commonwealth Highway Authority Revenue, Series P, Pre-Refunded, 8.125%, 07/01/13 ..          843,345
                Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue,
   9,215,000        Series 1988-A, 7.75%, 07/01/08 ............................................................       10,132,998
   2,000,000        Series 1988-A, 7.50%, 07/01/09 ............................................................        2,186,160
                Puerto Rico Commonwealth Public Improvement GO,
     130,000        Pre-Refunded, 7.90%, 07/01/11 .............................................................          138,195
   3,190,000        Series 1987, Pre-Refunded, 7.25%, 07/01/12 ................................................        3,435,152
                Puerto Rico Electric Power Authority, Power Revenue,
   3,745,000        Refunding, Series R, 6.25%, 07/01/17 ......................................................        3,782,450
     125,000        Refunding, Series 1987-L, Pre-Refunded, 8.40%, 07/01/15 ...................................          137,036
   3,000,000        Refunding, Series 1988-M, Pre-Refunded, 8.00%, 07/01/08 ...................................        3,363,480
   2,000,000        Refunding, Series 1989-N, 7.00%, 07/01/07 .................................................        2,148,420
   3,490,000        Refunding, Series 1989-N, Pre-Refunded, 7.125%, 07/01/14 ..................................        3,891,141
   2,205,000        Refunding, Series 1989-N, Pre-Refunded, 7.125%, 07/01/14 ..................................        2,406,934
   1,510,000        Series 1989-0, 7.125%, 07/01/14 ...........................................................        1,648,286
     600,000        Series 1991-P, 7.00%, 07/01/11 ............................................................          664,392
  25,725,000        Series X, 6.125%, 07/01/21 ................................................................       25,775,678
   4,850,000    Puerto Rico GO, 6.50%, 07/01/23 ...............................................................        4,993,706
   1,445,000    Puerto Rico HFC, MFMR, Portfolio A, Series I, 7.50%, 04/01/22 .................................        1,522,741
      40,000    Puerto Rico HFC Revenue, FHA Mortgage Insured, Section 8 Assisted, 6th Portfolio, Pre-Refunded,
                 7.75%, 12/01/26 ..............................................................................           47,702
   1,255,000    Puerto Rico HFC, SFMR, Portfolio No. 1, Series 1988-B, GNMA Secured, 7.65%, 10/15/22 ..........        1,325,933
                Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Financing
                 Authority, Hospital Revenue,
   1,950,000        Auxilio Mutuo Obligation Group, Series A, MBIA Insured, 6.25%, 07/01/24 ...................        2,007,194
   5,225,000      d Refunding, Dr. Pila Hospital, Series A, FHA Insured, 5.875%, 08/01/12 .....................        5,266,487
                Puerto Rico PBA, Guaranteed Public Education and Health Facilities,
   1,000,000        Series F, Pre-Refunded, 8.00%, 07/01/12 ...................................................        1,063,590
   1,000,000        Series H, Pre-Refunded, 7.875%, 07/01/16 ..................................................        1,087,720
   3,555,000        Series J, Pre-Refunded, 7.25%, 07/01/17 ...................................................        3,902,572
   1,500,000    Puerto Rico PBA Revenue, Guaranteed Government Facilities, Series A, AMBAC Insured, 5.75%,
                 07/01/22 .....................................................................................        1,473,690



                Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
 $ 2,435,000        Refunding, Series A, 5.75%, 01/01/13 ......................................................      $ 2,405,853
   6,000,000        Refunding, Series D, 6.25%, 01/01/27 ......................................................        6,120,060
   2,000,000        Series A, 6.50%, 01/01/22 .................................................................        2,077,480
   4,600,000        Series A, 6.00%, 01/01/31 .................................................................        4,601,564
   1,845,000        Series A, MBIA Insured, 6.00%, 01/01/31 ...................................................        1,846,458
   2,500,000        Series A, Pre-Refunded, 7.875%, 01/01/28 ..................................................        2,755,000
   9,975,000        Series B, 6.25%, 01/01/19 .................................................................       10,207,418
   5,925,000        Series C, 6.20%, 01/01/12 .................................................................        6,122,421
   2,250,000        Series C, 5.50%, 01/01/28 .................................................................        2,093,040
     110,000        Series E, Pre-Refunded, 8.25%, 01/01/13 ...................................................          120,043
     625,000        Series E, Pre-Refunded, 8.25%, 01/01/28 ...................................................          682,063
   3,245,000    San Luis Municipal Property Corp., Municipal Facilities Revenue, 8.125%, 07/01/19 .............        3,441,777
   8,000,000    Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 05/01/29 .......................        8,282,800
      50,000    Scottsdale, City of, Municipal Property Corp., Refunding, Series 1987, Pre-Refunded, 7.75%,
                 07/01/05 .....................................................................................           54,231
                Scottsdale IDA, Hospital Revenue, Scottsdale Memorial Hospital,
     180,000        Refunding, Series 1987-A, AMBAC Insured, 8.50%, 09/01/17 ..................................          196,538
   1,660,000        Series A, AMBAC Insured, 7.05%, 09/01/18 ..................................................        1,729,189
   2,750,000        Series B, AMBAC Insured, 7.00%, 09/01/08 ..................................................        2,939,503
                Sedona Sewer Tax Revenue,
   3,800,000        Refunding, Series 1992, 6.75%, 07/01/07 ...................................................        4,101,872
   5,000,000        Refunding, Series 1992, 7.00%, 07/01/12 ...................................................        5,252,050
   6,500,000        Series A, Pre-Refunded, 7.50%, 07/01/20 ...................................................        7,486,635
                Tucson Airport Authority Revenue,
   6,700,000        Refunding, MBIA Insured, 5.70%, 06/01/13 ..................................................        6,669,716
   1,090,000        Series A, MBIA Insured, 6.875%, 06/01/20 ..................................................        1,154,877
   1,175,000        Series B, MBIA Insured, 7.125%, 06/01/15 ..................................................        1,255,945
   1,125,000        Series B, MBIA Insured, 7.25%, 06/01/20 ...................................................        1,208,250
   1,940,000    Tucson IDA, MFHR, La Entrada, Refunding, 7.40%, 07/01/26 ......................................        2,022,507
     900,000    Tucson Local Development Corp., Leasehold Revenue, Series F, FGIC Insured, Pre-Refunded, 7.30%,
                 07/01/10 .....................................................................................          980,460
                Tucson Water Revenue,
   5,500,000        1981 Project, Series 1986, Pre-Refunded, 7.70%, 07/01/15 ..................................        5,779,950
   2,270,000        1984 Project, Series B, Pre-Refunded, 7.70%, 07/01/18 .....................................        2,363,523
   2,250,000        Refunding, MBIA Insured, 7.00%, 07/01/10 ..................................................        2,403,764
   6,750,000        Series D, Pre-Refunded, 7.10%, 07/01/18 ...................................................        7,743,330
   1,500,000    University of Arizona COP, Telecommunications System, Pre-Refunded, 7.60%, 07/15/03 ...........        1,623,540
                University of Arizona Medical Center Corp., Hospital Revenue,
     225,000        Series 1986, Pre-Refunded, 8.10%, 07/01/16 ................................................          245,074
     250,000        Series 1987, Pre-Refunded, 8.10%, 07/01/16 ................................................          272,304
                University of Arizona System Revenue,
   1,700,000        Series 1988, Pre-Refunded, 7.625%, 06/01/11 ...............................................        1,881,525
   6,405,000        Series 1990, Pre-Refunded, 7.00%, 06/01/15 ................................................        7,213,566
   2,600,000        Series 1990-B, Pre-Refunded, 6.90%, 06/01/16 ..............................................        2,917,225
   1,000,000        Series 1994, 6.25%, 06/01/11 ..............................................................        1,039,530
   1,300,000        Series 1994, 6.35%, 06/01/14 ..............................................................        1,345,890
   6,450,000    University of Puerto Rico, University Revenues, Series M, MBIA Insured, 5.50%, 06/01/15 .......        6,267,916
   2,650,000    Williams Municipal Development Authority, Inc., Municipal Facilities Revenue, 7.625%, 07/01/05         2,778,842
   1,500,000    Yavapai County, USD No. 22, Humboldt, Series A, FGIC Insured, 5.95%, 07/01/14 .................        1,517,624



                Yuma IDA, MFHR,
 $ 1,000,000        Alexandrite Sands Apartments Project, FHA Insured, 7.60%, 12/01/15 ........................      $ 1,055,040
   2,000,000        Alexandrite Sands Apartments Project, FHA Insured, 7.70%, 12/01/29 ........................        2,063,740
                                                                                                                     -----------
                      Total Long Term Investments (Cost $690,799,763) .........................................      733,812,256
                                                                                                                     -----------
              e Short Term Investments  .2%
     800,000    Maricopa County IDA, Hospital Facilities Revenue, Samaritan Health Service Hospital, Series B-2,
                 MBIA Insured, Daily VRDN and Put, 3.45%, 12/01/08 ............................................          800,000
     300,000    Maricopa County PCR, Pollution Control Corp., Arizona Public Service Co., Series D, Refunding, Daily
                 VRDN and Put, 3.35%, 05/01/29 ................................................................          300,000
     100,000    Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN and Put,
                 3.20%, 12/01/15 ..............................................................................          100,000
                                                                                                                     -----------
                      Total Short Term Investments (Cost $1,200,000)...........................................        1,200,000
                                                                                                                     -----------
                          Total Investments (Cost $691,999,763)  99.8% ........................................      735,012,256
                          Other Assets and Liabilities, Net  .2%...............................................        1,283,724
                                                                                                                     -----------
                          Net Assets  100.0% ..................................................................     $736,295,980
                                                                                                                     ===========


                At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $692,012,673 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ..............................................................     $ 44,813,804
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ..............................................................      (1,814,221)
                                                                                                                     -----------
                  Net unrealized appreciation .................................................................     $ 42,999,583
                                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
AMBAC - American Municipal Bond Assurance Corp.
BIG - Bond Investors Guaranty Insurance Co.
COP - Certificate of Participation
ETM - Escrow to Maturity
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Agency
FNMA - Federal National Mortgage Association
FSA - Financial Security Assistance
GNMA - Government National Mortgage Association
GO - General Obligation
HFC - Housing Finance Corp.
IDA - Industrial Development Authority /Agency
IDAR - Industrial Development Authority /Agency Revenue
MBIA - Municipal Bond Investors Assurance Corp.
MFHR - Multi-Family Housing Revenue
MFMR - Multi-Family Mortgage Revenue
PBA - Public Building Authority
PCR - Pollution Control Revenue
SFMR - Single Family  Mortgage Revenue
UHSD - Unified High School District
USD - Unified School District

dSee Note 1(f) regarding securities issued on a when-issued basis.

eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


     Face                                                                                                                Value
    Amount      Franklin Colorado Tax-Free Income Fund                                                                 (Note 1)
                Long Term Investments  98.5%....................................................................
   $ 770,000    Adams County PCR, Refunding, Public Service Co. of Colorado Project, Series A, 7.375%, 11/01/09        $ 803,249
   6,000,000    Arapahoe County Capital Improvements, Transportation Fund, Highway Revenue, Vehicle Registration,
                Series A, MBIA Insured, 6.15%, 08/31/26 .......................................................        6,129,179
     400,000    Arapahoe County COP, Building Finance Corp., CGIC Insured, 7.50%, 12/01/10 .....................         433,464
     805,000    Arapahoe County COP, Refunding, CGIC Insured, 6.625%, 12/01/16 .................................         864,803
     500,000    Arapahoe County USD No. 5, Cherry Creek, 7.125%, 12/15/10 ......................................         549,605
     200,000    Arkansas River Power Authority Revenue, Pre-Refunded, 8.35%, 12/01/09 ..........................         208,070
   5,000,000    Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 06/01/11 ........................       5,736,800
   1,000,000    Arvada MFHR, Refunding, Springwood Community Project, 6.35%, 08/20/16 ..........................       1,006,550
                Auraria Higher Education Center,
   2,500,000        Parking Facilities Revenue, Refunding, Pre-Refunded, 7.875%, 04/01/12 ......................       2,850,400
   2,000,000        Student Fee Revenue, Series A, AMBAC Insured, 6.50%, 11/01/16 ..............................       2,096,020
     300,000        Student Fee Revenue, Series A, MBIA Insured, 7.35%, 05/01/09 ...............................         322,227
   2,850,000    Aurora COP, Refunding, 6.25%, 12/01/09 .........................................................       2,980,074
     150,000    Aurora MFHR, Dayton Place Project, GNMA Secured, Series 1988-A, 8.25%, 01/20/29 ................         155,891
     750,000    Aurora Urban Renewal Authority, Tax Increment Revenue, 7.50%, 11/15/07 .........................         809,168
   1,000,000    Bayfield School District No. 10, MBIA Insured, 6.65%, 06/01/15 .................................       1,068,590
   1,000,000    Beaver Creek Metropolitan District GO, Unlimited Tax, Refunding, MBIA Insured, 7.25%, 12/01/09..       1,049,160
                Boulder County Hospital Revenue,
   2,000,000        Longmont United Hospital Project, 5.80%, 12/01/13 ..........................................       1,906,820
   1,285,000        Longmont United Hospital Project, 5.875%, 12/01/20 .........................................       1,208,568
   3,000,000        Longmont United Hospital Project, Pre-Refunded, 8.20%, 12/01/20 ............................       3,539,190
   1,250,000    Boulder GO, Refunding, 7.20%, 08/15/13 .........................................................       1,355,188
   2,900,000    Castle Pines Metropolitan District, Refunding & Improvement, CGIC Insured, 7.625%, 12/01/15 ....       3,238,778
   1,750,000    Colorado Association of School Boards, COP, Pueblo School District No. 60, Project A, MBIA Insured,
                 7.25%, 12/01/09 ...............................................................................       1,880,760
                Colorado Health Facilities Authority Revenue,
   1,615,000        Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 04/01/26 ..........................       1,672,946
     954,000        Community Provider Pooled, CGIC Insured, 6.75%, 07/15/17 ...................................       1,010,458
   6,570,000        Community Provider Pooled, Series A, CGIC Insured, 7.25%, 07/15/17 .........................       7,103,483
   1,750,000        Covenant Retirement Communities, 6.75%, 12/01/15 ...........................................       1,762,793
   4,950,000        Covenant Retirement Communities, 6.75%, 12/01/25 ...........................................       4,942,922
   1,250,000        Mercy Medical Center Durango, 6.20%, 11/15/15 ..............................................       1,257,675
     420,000        Oakbrook I Manor, Series A, GNMA Secured, 7.25%, 04/01/11 ..................................         433,654
     885,000        Oakbrook I Manor, Series A, GNMA Secured, 7.625%, 04/01/26 .................................         923,418
   6,000,000        PSL Health System Project, Series B, 8.50%, 02/15/21 .......................................       7,065,839
     775,000        Refunding, Porter Memorial Hospital Project, Series A, Pre-Refunded, 7.40%, 02/01/16 .......         867,093
   1,000,000        Sisters of Charity Health Care System, 5.25%, 05/15/14 .....................................         930,100
   3,000,000        Swedish Medical Center, Project A, 6.80%, 01/01/23 .........................................       3,310,770
                Colorado HFA, GO,
   3,880,000        MF, Series A, 6.80%, 08/01/14 ..............................................................       3,967,960
   6,315,000        MF, Series A, 6.85%, 08/01/24 ..............................................................       6,457,844
   1,000,000        MF, Series A, 7.50%, 05/01/29 ..............................................................       1,045,940
   2,495,000        MF, Series A, 6.875%, 08/01/30 .............................................................       2,550,539
     100,000        Series A, Pre-Refunded, 8.375%, 01/01/30 ...................................................         111,107
      20,000        SFHR, Series C, 8.75%, 09/01/17 ............................................................          20,830
     485,000        SFMR Program, Series A-3, 7.90%, 08/01/21 ..................................................         507,620
   1,150,000        SFMR, Series A-2, 7.70%, 02/01/23 ..........................................................       1,201,164
   2,070,000        SFMR, Series C-2, 7.375%, 08/01/10 .........................................................       2,157,602
     295,000        SFMR, Series C-2, 7.85%, 02/01/21 ..........................................................         307,068
     300,000    Colorado HFA, SFMR Program, Series A-1, 8.00%, 08/01/17 ........................................         315,240



                Colorado Post Secondary Educational Facilities Authority Revenue,
  $1,000,000     d Auraria Foundation Project CGIC Insured, 6.00%, 09/01/15 ....................................     $ 1,008,200
   3,250,000        University of Denver Project, Connie Lee Insured, 6.625%, 06/01/13 .........................       3,400,573
     300,000        University of Denver Project, Series B, Pre-Refunded, 9.00%, 12/01/07 ......................         336,687
                Colorado Springs Hospital Revenue,
      75,000        Memorial Hospital, Pre-Refunded, 8.75%, 12/15/07 ...........................................          83,809
   5,575,000        Refunding, MBIA Insured, 6.00%, 12/15/15 ...................................................       5,603,210
   5,955,000        Refunding, MBIA Insured, 6.00%, 12/15/24 ...................................................       5,921,771
                Colorado Springs Utilities System Revenue,
     295,000        Series 1988-A, Pre-Refunded, 8.00%, 11/15/20 ...............................................         313,939
   2,000,000        Series A, 6.10%, 11/15/24 ..................................................................       2,014,860
   1,090,000    Colorado State, Board of Community Colleges and Occupational Educational Revenue, Red Rocks
                 Community College Project, AMBAC Insured, 6.00%, 11/01/19 .....................................       1,101,445
                Colorado Water Resources and Power Development Authority Revenue,
   1,765,000        Clean Water Revenue, Series A, 6.15%, 09/01/11 .............................................       1,825,257
   1,000,000        Clean Water Revenue, Series A, 6.30%, 09/01/14 .............................................       1,041,020
     750,000        Small Water Resources, Series A, FGIC Insured, 6.70%, 11/01/12 .............................         800,273
      65,000        Stagecoach Project, Pre-Refunded, 8.00%, 11/01/17 ..........................................          73,840
                Denver City and County Airport System Revenue,
   4,000,000        Series 1990-A, 8.50%, 11/15/23 .............................................................       4,508,280
   7,500,000        Series A, 7.50%, 11/15/12 ..................................................................       8,177,399
   4,000,000        Series A, 7.50%, 11/15/23 ..................................................................       4,330,600
   1,000,000        Series D, 7.75%, 11/15/13 ..................................................................       1,167,530
     100,000    Denver City and County Excise Tax Revenue, BIG Insured, Pre-Refunded, 8.30%, 09/01/14 ..........         108,995
                Denver City and County IDR,
   1,880,000        University of Denver Project, 7.50%, 03/01/11 ..............................................       2,028,182
     720,000        University of Denver Project, Pre-Refunded, 7.50%, 03/01/11 ................................         835,250
   3,400,000    Denver City and County Revenue, Children's Hospital Association Project, FGIC Insured, 6.00%,
                 10/01/15 ......................................................................................       3,456,304
     150,000    Denver City and County Revenue, Refunding, St. Anthony's Hospital, Sisters of Charity Health Care
                 System, Series A, MBIA Insured, 7.75%, 05/01/14 ...............................................         162,590
     345,000    Denver City and County SFMR, Series A, GNMA Secured, 8.125%, 12/01/20 ..........................         358,503
   2,000,000    Denver City and County Special Facilities Airport Revenue, United Airlines Project, Series A, 6.875%,
                 10/01/32 ......................................................................................       2,016,600
   1,000,000    Donala Colorado Water and Sanitary District, Improvement Series B, 6.50%, 12/01/14 .............       1,036,610
   4,100,000    Douglas County, School District No. 1, Douglas and Elbert Counties, Improvement Series A,
                 MBIA Insured, 6.50%, 12/15/16 .................................................................       4,316,152
                El Paso County,
     185,000        HMR, Series A, GNMA Secured, 8.00%, 03/01/21 ...............................................         193,823
     135,000        HMR, Series B, GNMA Secured, 8.125%, 11/01/13 ..............................................         141,973
     100,000        Revenue, Refunding, St. Francis Hospital System, Sisters of Charity Health Care System, Series A,
                     MBIA Insured, Pre-Refunded, 7.75%, 05/01/14 ...............................................         110,740
                El Paso County, School District No. 20, GO,
      20,000        Series B, 8.00%, 12/01/06 ..................................................................          21,239
      30,000        Series B, Pre-Refunded, 8.00%, 12/01/06 ....................................................          32,453
   1,500,000    Estes Park Urban Renewal Authority, Tax Increment Revenue, Pre-Refunded, 7.625%, 05/15/08 ......       1,678,530
   1,035,000    Foothill Metropolitan Recreational and Park District, Golf Course Revenue, Series A, Pre-Refunded,
                 8.00%, 11/15/04 ...............................................................................       1,127,467
     190,000    Fort Collins IDR, Vipont Pharmaceutical, Inc. Project, Pre-Refunded, 9.25%, 08/01/13 ...........         218,302
     500,000    Fort Collins PCR, Anheuser-Busch Co. Project, Series 1984, 7.375%, 12/01/14 ....................         519,060
     250,000    Frisco Fire Protection District, Refunding & Improvement, 7.20%, 12/01/05 ......................         269,353



                Guam Airport Authority Revenue, Refunding,
   $ 400,000        Series A, 6.375%, 10/01/10 .................................................................       $ 405,160
     800,000        Series A, 6.50%, 10/01/23 ..................................................................         802,872
   1,000,000    Guam Power Authority Revenue, Series A, 6.375%, 10/01/08 .......................................       1,025,170
               Jefferson County, District Wide Sales Tax Revenue,
   7,450,000        Local Improvement District, MBIA Insured, 6.30%, 06/01/22 ..................................       7,653,459
     200,000        Local Improvement District, Pre-Refunded, 8.20%, 12/01/13 ..................................         223,436
   1,000,000    Jefferson County School District No. R-001, AMBAC Insured, 6.25%, 12/15/12 .....................       1,034,000
     760,000    Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 .....................         821,925
     750,000    La Plata County School District No. 9-R, Durango COP, FGIC Insured, 7.40%, 11/15/07 ............         810,480
   1,235,000    Lakewood MFHR Mortgage, FHA Insured Mortgage, 6.65%, 10/01/25 ..................................       1,246,127
   3,025,000    Lakewood MFHR Mortgage, FHA Insured Mortgage, 6.70%, 10/01/36 ..................................       3,039,702
     250,000    Larimer County Health Care Facilities Revenue, Refunding, Western Health Network, Inc., BIG Insured,
                 7.625%, 01/01/12 ..............................................................................         269,118
     735,000    Left Hand Water District, Boulder and Weld Counties Water Revenue Bonds, MBIA Insured,
                 Pre-Refunded, 7.40%, 11/15/09 .................................................................         842,141
     765,000    Logan County, SFMR, Refunding, Series A, 8.50%, 11/01/11 .......................................         811,757
     625,000    Louisville Sewer Revenue, Refunding, FGIC Insured, Pre-Refunded, 7.60%, 12/01/06 ...............         659,325
     910,000    Louisville Water District GO, Refunding, FGIC Insured, 7.20%, 12/01/09 .........................         968,741
     350,000    Mesa County Sales Tax Revenue, Refunding, MBIA Insured, 7.75%, 12/01/13 ........................         380,349
     575,000    Metropolitan of Denver Revenue, Sewer Disposal District No. 1, Series A, MBIA Insured, Pre-Refunded,
                 7.60%, 04/01/14 ...............................................................................         630,723
   1,850,000    Montrose County COP, 6.35%, 06/15/06 ...........................................................       1,915,120
     450,000    Northern Colorado Water Conservancy District Revenue, Municipal Sub-District, Series D, 7.75%,
                 12/01/12 ......................................................................................         473,936
   2,150,000    Platte River Electric Power Authority Revenue, Series I, Pre-Refunded, 7.70%, 06/01/16 .........       2,252,727
   1,000,000    Pueblo County School District No.70, Pueblo Rural, GO, 6.40%, 12/01/14 .........................       1,044,510
   1,000,000    Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding, AMBAC Insured, 6.10%,
                 12/01/15 ......................................................................................       1,026,140
                Puerto Rico Commonwealth, Aqueduct and Sewer Authority Revenue,
      55,000        Refunding, Series 1985-A, FSA Insured, Pre-Refunded, 9.00%, 07/01/09 .......................          71,650
     490,000        Series 1988-A, 7.875%, 07/01/17 ............................................................         544,179
   1,000,000    Puerto Rico Commonwealth Highway Authority Revenue, Series G, Pre-Refunded, 8.00%, 07/01/18 ....       1,174,270
                Puerto Rico Electric Power Authority Revenue,
      50,000        Series 1987-L, Pre-Refunded, 8.40%, 07/01/15 ...............................................          54,815
     155,000        Series N, 7.125%, 07/01/14 .................................................................         169,195
     180,000    Puerto Rico HFC, SFMR, Portfolio No. 1, Series 1988-A, GNMA Secured, 7.80%, 10/15/21 ...........         188,190
     600,000    Puerto Rico Industrial, Medical and Environmental Facilities, PCFA, Baxter Travenol Labs, Inc., 8.00%,
                 09/01/12 ......................................................................................         666,168
     145,000    Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08 ...........................         159,433
                Regional Transportation District, Sales Tax Revenue,
   1,080,000        Refunding, FGIC Insured, 6.25%, 11/01/12 ...................................................       1,124,194
     100,000        Series 1988, Pre-Refunded, 8.00%, 11/01/08 .................................................         110,854
     840,000    Southwestern SFMR, Refunding, Series A, 7.375%, 09/01/11 .......................................         873,524
     245,000    Summit County SFMR, Series A, 7.50%, 12/01/11 ..................................................         256,086
   2,750,000    Summit County Sports Facilities Revenue, Refunding, Keystone Resorts Project, Ralston Purina Co.,
                 7.875%, 09/01/08 ..............................................................................       3,216,015
   2,000,000    Summit County USD No. 1, GO, FGIC Insured, 6.70%, 12/01/14 .....................................       2,138,900
   7,000,000    University of Colorado, Hospital Authority Revenue, Series A, AMBAC Insured, 6.40%, 11/15/22 ...       7,254,869
                University of Colorado Revenue, Refunding,
   1,000,000        Auxiliary Facility Systems, Boulder Campus, 7.05%, 06/01/15 ................................       1,071,900
      50,000        Recreations and Parking Facilities, Pre-Refunded, 7.90%, 05/01/06 ..........................          52,281



                University of Puerto Rico Revenue, Refunding,
   $ 400,000        Series J, Pre-Refunded, 7.75%, 06/01/07 ....................................................       $ 419,560
     250,000        Series L, Pre-Refunded, 7.75%, 06/01/07 ....................................................         262,225
   2,000,000    Westminster City Sales and Use Tax Revenue, Refunding & Improvement, FGIC Insured, 7.00%,
                 12/01/08 ......................................................................................       2,181,100
                                                                                                                     -----------
                      Total Long Term Investments (Cost $188,660,303) ..........................................     200,783,764
                                                                                                                     -----------
            e   Short Term Investments  .4%
                Colorado Health Facilities Authority Revenue,
     600,000        Sisters of Charity Health, Weekly VRDN and Put, 3.55%, 05/15/22 ............................         600,000
     200,000        North Colorado Medical Center, MBIA Insured, Weekly VRDN and Put, 3.60%, 05/15/20 ..........         200,000
                                                                                                                     -----------
                      Total Short Term Investments (Cost $800,000)..............................................         800,000
                                                                                                                     -----------
                          Total Investments (Cost $189,460,303)  98.9%..........................................     201,583,764
                          Other Assets and Liabilities, Net  1.1%...............................................       2,175,335
                                                                                                                     -----------
                          Net Assets  100.0%....................................................................    $203,759,099
                                                                                                                     ===========


                At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $189,461,191 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost................................................................    $ 12,285,631
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ...............................................................       (163,058)
                                                                                                                    -----------
                  Net unrealized appreciation...................................................................    $ 12,122,573
                                                                                                                    ===========


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Agency/Authority
HFC      - Housing Finance Corp.
HMR      - Home Mortgage Revenue
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
SFHR     - Single Family Housing Revenue
SFMR     - Single Family Mortgage Revenue
USD      - Unified School District

dSee note 1(f) regarding securities purchased on a when-issued basis.

eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


     Face                                                                                                               Value
    Amount       Franklin Connecticut Tax-Free Income Fund                                                            (Note 1)
                 Long Term Investments  98.6%...................................................................
                 Bridgeport GO,
   $ 300,000        Series A, 7.25%, 06/01/00 .................................................................        $ 321,465
     600,000        Series A, 7.625%, 01/15/09 ................................................................          633,240
   1,375,000        Series B, 7.55%, 11/15/00 .................................................................        1,499,988
   3,750,000        Series B, 7.75%, 11/15/10 .................................................................        4,005,300
     425,000        Series B, State Guaranteed, 7.30%, 01/15/09 ...............................................          455,796
     750,000        Unlimited Tax, Series A, 7.30%, 03/01/99 ..................................................          796,673
                 Connecticut HFA, Housing Mortgage Finance, State Program,
     250,000        Series A, 7.60%, 11/15/05 .................................................................          259,565
     270,000        Series A, 7.50%, 11/15/09 .................................................................          283,541
   1,540,000        Series A, Sub-Series 2, 7.20%, 11/15/08 ...................................................        1,635,542
     545,000        Series B, 7.20%, 11/15/09 .................................................................          564,958
  17,485,000        Series B, 6.75%, 11/15/23 .................................................................       18,112,012
     940,000        Series B-1, 7.55%, 11/15/08 ...............................................................        1,009,184
   1,640,000        Series C, 7.625%, 11/15/17 ................................................................        1,674,046
     500,000        Series C-1, 6.60%, 11/15/23 ...............................................................          512,740
   6,000,000        Series C-2, 6.70%, 11/15/22 ...............................................................        6,052,380
   3,900,000     d  Series E, 6.30%, 05/15/17 .................................................................        3,911,934
   1,250,000        Sub-Series A-1, 6.10%, 05/15/17 ...........................................................        1,235,050
     640,000        Sub-Series B-1, 6.50%, 05/15/18 ...........................................................          646,304
     700,000        Sub-Series B-1, 6.30%, 05/15/25 ...........................................................          702,786
     500,000        Sub-Series B-2, 6.75%, 05/15/22 ...........................................................          506,770
   1,380,000        Sub-Series G-1, 6.20%, 11/15/16 ...........................................................        1,368,587
   1,910,000        Sub-Series H-1, 6.00%, 05/15/14 ...........................................................        1,878,218
                Connecticut Higher Education Supplemental Loan Authority,
     910,000        Series A, 7.00%, 11/15/05 .................................................................          959,076
     265,000        Series A, 7.20%, 11/15/10 .................................................................          280,044
     450,000        Series A, 7.50%, 11/15/10 .................................................................          474,854
   1,020,000     Connecticut South Central Regional Water Authority, Water System Revenue, Refunding,
                 Pre-Refunded, 7.125%, 08/01/12 ...............................................................        1,069,949
   5,800,000     Connecticut State Development Authority, Health Care Revenue, Masonic Charity of Connecticut,
                 6.50%, 08/01/20 ..............................................................................        6,024,518
     750,000     Connecticut State Development Authority, PCR, New England Power Co., 7.25%, 10/15/15 ..........         805,913
   2,000,000     Connecticut State Development Authority, Solid Waste Disposal Facilities Revenue, Pfizer, Inc. Project,
                 7.00%, 07/01/25 ..............................................................................        2,190,900
   1,000,000     Connecticut State Development Authority, Water Facility Revenue, Refunding, Bridgeport Hydraulic Co.
                 Project, 7.25%, 06/01/20 .....................................................................        1,093,620
                Connecticut State Health and Educational Facilities Authority Revenue,
     635,000        Capital Assets, Series B, 7.00%, 01/01/00 .................................................          681,946
   1,995,000        Capital Assets, Series C, 7.00%, 01/01/20 .................................................        2,189,193
   5,600,000        Choate Rosemary Hall, Series A, 7.00%, 07/01/25 ...........................................        6,144,880
   1,395,000        Hartford University, Series C, Pre-Refunded, 8.00%, 07/01/18 ..............................        1,643,477
   5,000,000        Hartford University, Series D, 6.80%, 07/01/22 ............................................        4,908,650
   1,250,000        Hebrew Home and Hospital, Series A, 7.00%, 08/01/30 .......................................        1,286,725
   1,000,000        Lawrence Memorial Hospital, Series B, MBIA Insured, Pre-Refunded, 7.00%, 07/01/20 .........        1,130,270
     500,000        Lutheran General Health Care System, ETM 07/01/05, 7.375%, 07/01/19 .......................          593,645
   1,000,000        New Britain Memorial Hospital, Series A, 7.75%, 07/01/22 ..................................        1,053,300
   2,905,000        New Horizons Village Project, 7.30%, 11/01/16 .............................................        3,218,943
   1,000,000        Quinnipiac College, Series C, Pre-Refunded, 7.75%, 07/01/20 ...............................        1,160,180
     615,000        Sacred Heart University, Series A, 6.85%, 07/01/22 ........................................          628,782
     100,000        St. Mary's Hospital, Series B, 7.50%, 07/01/02 ............................................          106,129
   1,000,000        St. Mary's Hospital, Series C, Pre-Refunded, 7.375%, 07/01/20 .............................        1,018,830
     275,000        St. Raphael Hospital, Series C, AMBAC Insured, Pre-Refunded, 7.50%, 07/01/14 ..............          304,538


                Connecticut State Health and Educational Facilities Authority Revenue, (cont.)
 $ 1,000,000        Taft School, Issue A, 7.375%, 07/01/20 ....................................................      $ 1,144,060
  12,350,000        Yale New Haven Hospital, Series F, MBIA Insured, 7.10%, 07/01/25 ..........................       13,614,023
     220,000    Connecticut State Municipal Electric Energy, Coop Power Supply, MBIA Insured, Pre-Refunded,
                 6.875%, 01/01/08 .............................................................................          226,556
                Connecticut State Resource Recovery Authority Revenue,
     200,000        American Refunding, Series A, 7.70%, 11/15/01 .............................................          219,300
     200,000        American Refunding, Series A, 8.10%, 11/15/15 .............................................          221,248
     835,000        Bridgeport Resco, Ltd. Partnership Project, Series A, 7.625%, 01/01/09 ....................          877,794
   1,850,000        Connecticut System Bonds, Series B, MBIA Insured, 7.30%, 11/15/12 .........................        1,960,778
     205,000        Wallingford Recovery Project, Series A, 7.125%, 11/15/08 ..................................          212,218
                Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purpose,
     900,000        Series A, Pre-Refunded, 7.30%, 02/15/08 ...................................................          983,637
   2,000,000        Series A, Pre-Refunded, 7.20%, 02/01/09 ...................................................        2,223,020
     200,000    East Haven Utah Bank Qualified GO, 7.00%, 09/15/07 ............................................          214,992
     200,000    Griswold GO, AMBAC Insured, 7.50%, 04/01/06 ...................................................          238,298
                Guam Airport Authority Revenue,
     250,000       Series 93-B, 6.60%, 10/01/10 ..............................................................           254,580
   1,300,000        Series A, 6.70%, 10/01/23 .................................................................        1,309,360
   5,500,000    Guam Power Authority Revenue, Series A, 6.75%, 10/01/24 .......................................        5,633,100
     210,000    Montville Town GO, Pre-Refunded, 7.35%, 12/01/10 ..............................................          233,472
                New Haven GO,
   2,250,000       Series A, 7.10%, 03/01/97 .................................................................         2,325,623
   4,545,000       Series A, 7.40%, 03/01/12 .................................................................         4,838,971
   2,000,000       Series B, 6.75%, 12/01/05 .................................................................         2,134,140
                Plainfield GO,
     150,000       Series 1988, 7.30%, 09/01/10 ..............................................................           161,790
     335,000       Series 1991, 7.25%, 09/01/05 ..............................................................           372,118
     335,000       Series 1991, 7.30%, 09/01/07 ..............................................................           369,880
     335,000       Series 1991, 7.30%, 09/01/09 ..............................................................           362,209
     100,000    Plainville GO, 7.20%, 06/15/08 ................................................................          105,601
   1,500,000    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series 1988-A, 7.00%, 07/01/19 .        1,594,200
   1,000,000    Puerto Rico Commonwealth Highway Authority and Transportation Revenue, Series S, Pre-Refunded,
                 6.625%, 07/01/18 .............................................................................         1,134,590
   1,800,000    Puerto Rico Commonwealth Highway Authority Revenue, Refunding, Series R, 6.75%, 07/01/05 ......        1,955,160
                Puerto Rico Electric Power Authority Revenue,
     700,000       Series P, 7.00%, 07/01/11 .................................................................           775,124
   2,950,000       Series P, 7.00%, 07/01/21 .................................................................         3,260,281
   5,000,000       Series R, 6.375%, 07/01/24 ................................................................         5,087,350
   1,250,000    Puerto Rico HFC, SFMR, Series C, GNMA Insured, 6.85%, 10/15/23 ................................        1,297,037
   5,000,000    Puerto Rico Municipal Finance Agency, Series A, 6.50%, 07/01/19 ...............................        5,224,650
                Puerto Rico PBA, Guaranteed Public Education and Health Facilities,
   1,000,000       Series H, Pre-Refunded, 7.25%, 07/01/17 ...................................................         1,097,770
     700,000       Series J, Pre-Refunded, 7.25%, 07/01/17 ...................................................           768,438
   1,130,000    Stratford GO, Unlimited Tax, Pre-Refunded, 7.30%, 03/01/12 ....................................        1,299,996
   6,550,000    Virgin Islands Water and Power Authority, Electric System Revenue, 7.40%, 07/01/11 ............        6,861,191
                Waterbury GO,
     785,000       Pre-Refunded, 7.25%, 03/01/03 .............................................................           901,203
     785,000       Pre-Refunded, 7.25%, 03/01/04 .............................................................           901,203
     780,000       Pre-Refunded, 7.50%, 03/01/07 .............................................................           904,854
                                                                                                                     -----------
                      Total Long Term Investments (Cost $151,017,590) .........................................      160,334,256
                                                                                                                     -----------


                 Short Term Investments  1.8%......................................................................
 $ 1,800,000   e Connecticut State Development Authority, PCR, Refunding, Connecticut Light and Power Co. Project,
                 Series A, Weekly VRDN and Put, 3.55%, 09/01/28 ..................................................   $ 1,800,000
   1,100,000     New Haven GO, Series A, 7.00%, 03/01/96 .......................................................       1,114,113
                                                                                                                     -----------
                       Total Short Term Investments (Cost $2,900,000) ..........................................       2,914,113
                                                                                                                     -----------
                           Total Investments (Cost $153,917,590)  100.4% .......................................     163,248,369
                           Liabilities in Excess of Other Assets, Net  (.4)% ...................................        (709,538)
                                                                                                                     -----------
                           Net Assets  100.0% ..................................................................    $162,538,831
                                                                                                                     ===========


                  At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $153,963,462 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there was an
                     excess of value over tax cost ..............................................................    $ 9,439,756
                    Aggregate gross unrealized depreciation for all investments in which there was an
                     excess of tax cost over value ..............................................................       (154,849)
                                                                                                                     -----------
                    Net unrealized appreciation .................................................................    $ 9,284,907
                                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
ETM      - Escrow to Maturity
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Agency
HFC      - Housing Finance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
PBA      - Public Building Authority
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue






dSee Note 1(f) regarding securities purchased on a when-issued basis.

eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


     Face                                                                                                                 Value
    Amount      Franklin Indiana Tax-Free Income Fund                                                                   (Note 1)
                Long Term Investments  97.4%......................................................................

    $ 75,000    Allen County COP, Fort Wayne Memorial Coliseum, Pre-Refunded, 8.125%, 11/01/17 ...................      $ 81,198
      50,000    Beech Grove EDR, Westvaco Corp., 8.75%, 07/01/10 .................................................        50,767
     500,000    Boonville Junior High School Building Corp., Pre-Refunded, 7.25%, 07/15/09 .......................       563,125
   1,000,000    Carmel EDR, Refunding, Cool Creek Assoc., 6.50%, 09/01/15 ........................................     1,006,550
      75,000    Center Grove Central Elementary School Building Corp., First Mortgage, Pre-Refunded, 7.375%, 07/01/09     81,653
      50,000    Chesterton Sewer Revenue, Pre-Refunded, 8.10%, 08/01/07 ..........................................        55,339
     250,000    Clarke County Hospital Association, Refunding, First Mortgage, MBIA Insured, 7.50%, 09/01/07 .....       273,723
                Columbus Sewage Works Revenue,
     710,000     MBIA Insured, 6.50%, 02/15/13 ..................................................................        744,904
     260,000      Series 1990, 7.25%, 02/15/09 ...................................................................       277,654
     500,000    Crawfordsville School Building Corp., First Mortgage, Pre-Refunded, 7.70%, 07/15/11 ..............       578,330
      50,000    Crown Point Redevelopment District, Lake County Tax Increment, 8.10%, 02/01/07 ...................        52,230
   1,750,000    Elkhart County, Hospital Authority Revenue, Goshen Hospital Association, Inc. Project, 7.35%, 07/01/12 1,755,338
     500,000    Elwood Middle School Building Corp., Refunding, First Mortgage, 7.30%, 01/01/08 ..................       545,070
      55,000    Flat Rock-Hawcreek Elementary School Building Corp., First Mortgage, Pre-Refunded, 8.30%, 01/01/09        61,863
   1,000,000    Fort Wayne Hospital Authority Revenue, Parkview Memorial Hospital Project, Series A, FGIC Insured,
                 6.50%, 11/15/12 .................................................................................     1,025,940
     150,000    Franklin Community Elementary School Building Corp., First Mortgage, Pre-Refunded, 7.80%, 01/01/09       162,546
     200,000    Franklin Township of Marion County, Multi-School Building Corp., First Mortgage, Pre-Refunded, 7.50%,
                 01/15/12 ........................................................................................       223,600
      50,000    Frankton-Lapel School Building Corp., First Mortgage, Pre-Refunded, 7.90%, 01/01/09 ..............        54,269
     500,000    Hamilton Heights High School Building Corp., First Mortgage, Pre-Refunded, 7.375%, 07/15/10 ......       574,315
     125,000    Hamilton Southeastern Building Corp., Consolidated School Building Corp., First Mortgage, Pre-Refunded
                 8.40%, 01/01/15 .................................................................................       140,926
   3,000,000    Hammond Industrial Sewer and Solid Waste Disposal Revenue, American Maize-Products Co. Project,
                  Series A, 8.00%, 12/01/24 .......................................................................     3,247,289
   1,500,000    Hammond Multi-School Building Corp., Refunding, First Mortgage, Series A, 6.20%, 07/10/15 ........     1,511,475
                Hammond PCR,
      55,000      Commonwealth Edison Co. of Indiana, Inc. Project, 9.125%, 06/15/10 .............................        55,940
     300,000      Stauffer Chemical Project, Guaranteed Imperial 82, 8.00%, 11/01/12 .............................       340,206
                Indiana Bond Bank, Special Program,
     110,000      Series 1986-C, 8.00%, 08/01/11 .................................................................       114,794
     300,000      Series 1988-A, Pre-Refunded, 8.375%, 02/01/18 ..................................................       322,452
     250,000      Series 1990-A, 7.50%, 02/01/20 .................................................................       267,953
                Indiana Health Facility Financing Authority, Hospital Revenue,
     500,000      Bartholomew Indiana County Hospital, CGIC Insured, Pre-Refunded, 7.75%, 08/15/20 ...............       581,710
     750,000      Community Hospitals of Indiana, MBIA Insured, 7.00%, 07/01/21 ..................................       797,138
   1,250,000      Hancock Memorial Hospital Project, Series 1990, 8.30%, 08/15/20 ................................     1,332,450
   1,835,000      Jackson County Schneck Memorial Hospital, 7.50%, 02/15/22 ......................................     1,856,542
   1,280,000      Methodist Hospital, Inc., 6.75%, 09/15/09 ......................................................     1,342,490
     175,000      Refunding, Deaconess Hospital, Inc., Pre-Refunded, 7.75%, 03/01/15 .............................       181,774
      55,000      St. Anthony's Medical Center/Home, Inc., Pre-Refunded, 9.25%, 10/01/17 .........................        61,538
   1,000,000      St. Anthony's Medical Center/Home, Inc., Series A, 7.00%, 10/01/17 .............................     1,045,750
      50,000      Welborn Memorial Baptist Hospital Project, Pre-Refunded, 8.00%, 07/01/02 .......................        54,328
                Indiana Municipal Power Agency, Power Supply System Revenue, Refunding,
      65,000      Series A, 5.75%, 01/01/18 ......................................................................        61,708
   1,000,000      Series A, AMBAC Insured, Pre-Refunded, 6.50%, 01/01/16 .........................................     1,086,290
     500,000      Series A, Pre-Refunded, 7.25%, 01/01/15 ........................................................       515,325
                Indiana State Educational Facilities Authority Revenue,
     175,000      Anderson University Project, 8.40%, 10/01/08 ...................................................       193,415
     175,000      Butler University Project No. 2, Series B, FGIC Insured, Pre-Refunded, 8.00%, 11/01/09 .........       197,334
     100,000      Refunding, Valparaiso University Project, BIG Insured, Pre-Refunded, 7.80%, 10/01/08 ...........       112,022
     500,000      University of Evansville, 8.125%, 11/01/10 .....................................................       551,000



                Indiana State HFA, SFMR,
    $ 25,000      Series A, 7.875%, 01/01/17 .....................................................................      $ 26,171
      70,000      Series A, GNMA Secured, 8.125%, 07/01/06 .......................................................        73,583
     460,000      Series F-2, GNMA Secured, 7.75%, 07/01/22 ......................................................       485,341
   1,000,000    Indiana State Office Building Commission, Correctional Facilities Program Revenue, 6.375%, 07/01/16    1,010,600
      95,000    Indiana State Vocational Technical College Building Facilities, Student Fee, Series B, MBIA Insured,
                Pre-Refunded, 7.90%, 07/01/07 ...................................................................        104,630
     100,000    Indiana Transportation Finance Authority, Highway Revenue, Series A, Pre-Refunded, 8.125%, 06/01/11      111,737
     200,000    Indiana University Hospital Facilities Revenue, 7.30%, 01/01/03 ..................................       218,636
                Indianapolis Airport Authority, Indianapolis International Airport Revenue,
      85,000      BIG Insured, 8.30%, 07/01/18 ...................................................................        93,242
   1,000,000       6.50%, 11/15/31 ................................................................................      979,430
     200,000    Indianapolis Gas Utility Revenue, Series A, FGIC Insured, Pre-Refunded, 7.10%, 06/01/20 ..........       208,694
                Indianapolis Local Public Bank Improvement Bond,
   2,300,000      Refunding, Series D, 6.75%, 02/01/20 ...........................................................     2,367,481
   1,100,000      Refunding, Series D, 6.50%, 02/01/22 ...........................................................     1,103,773
     225,000      Series D, Pre-Refunded, 8.50%, 02/01/18 ........................................................       250,236
                Indianapolis Resource Recovery Revenue, Ogden Martin System, Inc.,
     100,000      Series A, 7.90%, 12/01/08 ......................................................................       105,330
     150,000      Series B, 7.90%, 12/01/08 ......................................................................       157,995
     500,000    Jasper County PCR, Refunding, Collateralized, Northern Indiana Public Service Co., MBIA Insured, 7.10%,
                 07/01/17 ........................................................................................       535,495
     300,000    Jefferson County Hospital Authority Facility Revenue, Refunding, King's Daughters' Hospital, 8.50%,
                 08/15/13 ........................................................................................       320,877
      50,000    Kendallville Sewage Works Revenue, GO, Pre-Refunded, 7.60%, 07/01/07 .............................        54,682
                Kokomo Hospital Authority Revenue, Refunding, St. Joseph's Hospital and Health Center of Kokomo,
     300,000      Series A, Pre-Refunded, 8.75%, 02/15/13 ........................................................       342,429
     235,000      Series B, Pre-Refunded, 8.75%, 02/15/13 ........................................................       268,236
                Lake Central Industrial Multi-School Building,
   2,100,000      First Mortgage, MBIA Insured, 6.50%, 01/15/14 ..................................................     2,178,455
     755,000      First Mortgage, Pre-Refunded, 7.00%, 01/15/18 ..................................................       860,730
      95,000    Madison County Authority, Anderson Hospital Revenue, Refunding, Series A, BIG Insured, 8.00%,
                 01/01/14 ........................................................................................       102,765
     100,000    Manchester Community, Elementary School Building Corp., First Mortgage, Pre-Refunded, 7.80%,
                 01/01/12  .......................................................................................       111,248
                Marion County Convention and Recreational Facilities Authority, Excise Tax Revenue,
     250,000      Lease Rental, Series A, AMBAC Insured, 7.00%, 06/01/21 .........................................       267,778
     500,000      Lease Rental, Series B, AMBAC Insured, Pre-Refunded, 7.00%, 06/01/21 ...........................       570,275
     375,000    Marion County Hospital Authority Facility Revenue, Refunding, Methodist Hospital of Indiana, Inc., Series A,
                 Pre-Refunded, 7.75%, 03/01/16 ...................................................................       389,610
   1,000,000    Merrillville Multi-School Building Corp., First Mortgage, Pre-Refunded, 7.50%, 07/15/09 ..........     1,150,380
     300,000    Monroe County, Hospital Authority Revenue, Bloomington Hospital Project, MBIA Insured, 6.70%, 05/01/12   320,511
     250,000    Monroe-Gregg School Building Corp., First Mortgage, Pre-Refunded, 7.30%, 01/15/11 ................       284,840
   2,000,000    Muncies Edit Building Corp., Industrial First Mortgage, Series A, AMBAC Insured, 6.60%, 12/01/17 .     2,088,899
     500,000    North Harrison High School Building Corp., First Mortgage, Pre-Refunded, 7.30%, 07/15/12 .........       573,840
      85,000    North Lawrence Community School, COP, Multi-School Building Corp., Pre-Refunded, 8.10%, 01/01/10 .        93,829
      60,000    North Montgomery Elementary School Building Corp., COP, Pre-Refunded, 8.375%, 07/01/08 ...........        66,593
     125,000    Northridge High School Additions, Building Corp., Middlebury, First Mortgage, Pre-Refunded, 8.00%,
                 12/30/08  .......................................................................................       139,600
     100,000    Perry Township Multi-School Building Corp. Revenue, First Mortgage, Pre-Refunded, 7.80%, 01/01/03        109,801
                Peru Community School Building Corp., First Mortgage,
     150,000      Series 1988, Pre-Refunded, 7.90%, 07/01/08 .....................................................       169,130
     100,000      Series 1989, Pre-Refunded, 7.80%, 01/01/11 .....................................................       112,447



  $1,000,000    Plymouth Industry Multi-School Building Corp., First Mortgage, AMBAC Insured, Pre-Refunded, 6.75%,
                 01/01/13  .......................................................................................   $ 1,140,550
                Princeton PCR, Refunding, Public Service Co. of Indiana Project,
     300,000      Series C, BIG Insured, 7.60%, 03/15/12 .........................................................       316,782
     250,000      Series C, MBIA Insured, 7.375%, 03/15/12 .......................................................       270,680
     205,000    South Bend Public Library, Pre-Refunded, 7.25%, 01/01/06 .........................................       207,232
     150,000    South Bend Redevelopment Authority Lease Revenue, Rental Parking Facility Project, Pre-Refunded,
                 7.90%, 02/01/07 .................................................................................       162,728
     225,000    Southern Hancock County Community School Corp., COP, AMBAC Insured, Pre-Refunded, 7.10%,
                 07/01/11  .......................................................................................       250,778
     500,000    Steuben County Metropolitan School District, COP, 6.90%, 01/01/08 ................................       532,745
     750,000    Sullivan Industrial PCR, Refunding, Hoosier Energy, Meron Project, 7.10%, 04/01/19 ...............       801,908
     250,000    Twin Lakes School Building Improvement Corp., First Mortgage, Pre-Refunded, 7.50%, 01/15/08 ......       279,083
      50,000    Warsaw High School Building Corp., First Mortgage, Pre-Refunded, 8.10%, 01/01/09 .................        56,047
                                                                                                                     -----------
                     Total Long Term Investments (Cost $43,533,291) .............................................    $46,568,125
                                                                                                                     -----------
               e Short Term Investments  1.3%
     200,000    Fort Wayne PCR, General Motors Corp. Project, Weekly VRDN and Put, 4.20%, 11/01/05 ...............       200,000
     400,000    Indianapolis EDR, Jewish Federation Campus, Weekly VRDN and Put, 3.60%, 04/01/05 .................       400,000
                                                                                                                     -----------
                      Total Short Term Investments (Cost $600,000)................................................       600,000
                                                                                                                     -----------
                          Total Investments (Cost $44,133,291)  98.7%.............................................    47,168,125
                          Other Assets and Liabilities, Net  1.3%.................................................       626,374
                                                                                                                     -----------
                          Net Assets  100.0%......................................................................   $47,794,499
                                                                                                                     ===========


                At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $44,133,291 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost..................................................................   $ 3,034,834
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value .................................................................            --
                                                                                                                     -----------
                  Net unrealized appreciation.....................................................................   $ 3,034,834
                                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
EDR      - Economic Development Revenue
FGIC     - Financial Guaranty Insurance Co.
GNMA     - Government National Mortgage Association
GO       - General Obilgation
HFA      - Housing Finance Agency/Authority
MBIA     - Municipal Bond Investors Assurance Corp.
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue

eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


    Face                                                                                                                Value
   Amount       Franklin New Jersey Tax-Free Income Fund                                                              (Note 1)
                Long Term Investments  98.6%
 $ 1,000,000    Allamuchy Town Board of Education, COP, MBIA Insured, 6.00%, 11/01/14 .........................      $ 1,015,340
   2,000,000    Atlantic City Municipal Utilities Authority Revenue, Water System, Pre-Refunded, 7.75%, 05/01/17       2,311,620
   9,500,000    Atlantic County Improvement Authority, Luxury Tax Revenue, Convention Center Project, MBIA Insured,
                 ETM, 7.40%, 07/01/16 .........................................................................       11,322,480
                Atlantic County Utilities Authority, Solid Waste Revenue,
   2,000,000        Series 1992, 7.00%, 03/01/08 ..............................................................        2,010,100
   6,600,000        Series 1992, 7.125%, 03/01/16 .............................................................        6,601,913
   2,000,000    Bedminister Township Board of Education, COP, 7.125%, 09/01/10 ................................        2,192,760
                Bergen County Utility Authority, Solid Waste System Revenue,
   1,325,000        Series A, FGIC Insured, 6.25%, 06/15/11 ...................................................        1,376,476
     100,000        Series A, FGIC Insured, Pre-Refunded, 7.75%, 03/15/13 .....................................          108,793
     100,000    Bridgeview Manor Housing Corp. Revenue, Series A, Pre-Refunded, 8.20%, 12/01/08 ...............          110,537
   5,400,000    Cape May County, IPC, Financing Authority Revenue, Refunding, Atlantic City Electric Co., Series A,
                 MBIA Insured, 6.80%, 03/01/21 ................................................................        6,169,338
   2,750,000    Carteret Board of Education, COP, MBIA Insured, 6.25%, 04/15/19 ...............................        2,834,178
   1,890,000    Church Street Corp., Keansburg Elderly Housing Mortgage Revenue, Refunding, 5.625%, 03/01/11 ..        1,793,572
     200,000    Delaware River, Joint Toll Bridge System Commission Revenue, Series I-78, Pre-Refunded, 7.875%,
                 07/01/18 ......................................................................................         223,174
   1,000,000    Delaware River Port Authority, Pennsylvania and New Jersey River Bridges Revenue, Refunding,
                 AMBAC Insured, 7.375%, 01/01/07 ...............................................................       1,110,470
                Essex County Improvement Authority GO, Lease Revenue,
   8,000,000        AMBAC Insured, Pre-Refunded, 7.00%, 12/01/20 ..............................................        9,110,160
   6,000,000        Jail and Youth Housing Projects, AMBAC Insured, 7.00%, 12/01/24 ...........................        6,606,540
   2,510,000        MBIA Insured, 6.00%, 12/01/17 .............................................................        2,546,119
   3,000,000    Evesham Municipal Utilities Authority Revenue, Series B, MBIA Insured, 7.00%, 07/01/10 ........        3,239,220
   3,675,000    Evesham Township Board of Education, COP, FGIC Insured, 6.875%, 09/01/11 ......................        3,998,657
                Gloucester County Improvement Authority Revenue,
   1,000,000        Justice Complex Lease Project, Pre-Refunded, 7.50%, 12/15/10 ..............................        1,131,990
     275,000        Solid Waste Resource Recovery, SES Gloucester Co., Limited Partnership Project, Series B,
                     8.375%, 07/01/10 .........................................................................          293,400
   2,000,000    Gloucester County PCR, Refunding, Mobil Oil Refinance Corp. Project, 5.625%, 12/01/28 .........        1,892,300
   4,670,000    Hamilton Township Board of Education, COP, Series B, FSA Insured, 7.00%, 12/15/15 .............        5,029,730
      95,000    Hillsborough Township School District, Board of Education, COP, Lease Purchase Agreement,
                 MBIA Insured, Pre-Refunded, 8.00%, 08/15/08 ..................................................          100,551
   6,900,000    Hoboken Union City, Weehawken Sewerage Authority Revenue, MBIA Insured, Pre-Refunded, 7.25%,
                 08/01/19 .....................................................................................        7,753,944
   1,750,000    Howell Township, GO, Refunding, FGIC Insured, 6.80%, 01/01/14 .................................        1,884,050
     100,000    Howell Township Municipal Utilities Authority Revenue, Monmouth County, BIG Insured, Pre-Refunded,
                 7.375%, 01/01/14 .............................................................................          110,411
                Hudson County Correctional Facility, COP,
   2,550,000        BIG Insured, Pre-Refunded, 7.60%, 12/01/21 ................................................        2,858,244
   4,000,000        Hudson County, MBIA Insured, Pre-Refunded, 7.25%, 12/01/21 ................................        4,601,440
   2,000,000    Hudson County Improvement Authorities Facilities Lease Revenue, Hudson County Lease Project,
                 FGIC Insured, 6.00%, 12/01/25 ................................................................        2,013,860
   1,685,000    Jersey City Sewer Authority Revenue, Refunding, FGIC Insured, Pre-Refunded, 7.00%, 01/01/19 ...        1,776,546
                Lacey Municipal Utilities Authority, Water Revenue,
   1,225,000        MBIA Insured, 6.125%, 12/01/14 ............................................................        1,261,481
   2,500,000        MBIA Insured, 6.10%, 12/01/23 .............................................................        2,545,425
     100,000    Lumberton Township School District, COP, Fiscal Funding of New Jersey, Inc., MBIA Insured,
                 Pre-Refunded, 7.70%, 10/01/13 ................................................................          111,429
                Mercer County Improvement Authority Revenue,
   3,050,000        Guaranteed Social Services, School District, Pre-Refunded, 7.20%, 12/15/12 ................        3,380,193
   2,500,000        Library Systems, Series A, 6.00%, 12/01/14 ................................................        2,530,225



                Middlesex County COP,
 $ 1,500,000        MBIA Insured, 6.00%, 08/15/14 .............................................................      $ 1,533,795
   2,300,000        MBIA Insured, 6.125%, 02/15/19 ............................................................        2,365,090
   2,000,000    Middlesex County Improvement Authority Revenue, Guaranteed Educational Services, Commission
                 Project, 6.00%, 09/15/14 .....................................................................        2,042,000
     100,000    Monmouth County Improvement Authority Revenue, Wall and Keyport Projects, BIG Insured,
                 Pre-Refunded, 7.90%, 07/15/13 ................................................................          109,981
   2,000,000    New Brunswick Parking Authority Revenue, Series B, FGIC Insured, Pre-Refunded, 7.20%, 09/01/15         2,239,600
                New Jersey EDA,
   4,145,000        EDR, Series N, 6.90%, 12/01/11 ............................................................        4,447,295
     465,000        EDR, Series P, 6.90%, 12/01/11 ............................................................          498,912
     575,000        First Mortgage Gross Revenue, Mega Care, Inc. Project, Pre-Refunded, 8.625%, 08/01/07 .....          633,547
   6,370,000        Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 ............        6,270,692
   3,375,000        Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 ............        3,375,068
   2,720,000        Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 ............        2,683,035
     550,000        Jersey Central Power and Light, 7.10%, 07/01/15 ...........................................          590,706
   3,000,000        Market Transition Facilities Revenue, Series A, MBIA Insured, 5.875%, 07/01/11 ............        3,022,380
   8,200,000        Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series A, AMBAC Insured,
                     6.25%, 08/01/24 ..........................................................................        8,409,510
   7,810,000        Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series B, 7.25%, 03/01/21      8,254,623
   1,625,000        Performing Arts Center Site Revenue, 6.75%, 06/15/12 ......................................        1,715,123
     405,000        Series M, 7.90%, 12/01/08 .................................................................          420,204
     760,000        Series MM, 7.50%, 12/01/19 ................................................................          760,707
   7,440,000        Terminal GATX Corp. Project, 6.65%, 09/01/22 ..............................................        7,725,026
   6,000,000        Water Facilities Revenue, Midddlesex Water Co. Project, 7.25%, 07/01/21 ...................        6,491,400
                New Jersey Health Care Facilities Financing Authority Revenue,
   2,500,000        Atlantic City Medical Center, Series C, 6.80%, 07/01/11 ...................................        2,643,925
   3,380,000        Beth Israel Hospital Association Passaic, 7.80%, 07/01/04 .................................        3,650,603
   1,000,000         Beth Israel Hospital Association Passaic, Refunding, 7.875, 07/01/07 ......................       1,082,590
   9,610,000         Cathedral Health, Series A, FHA Insured, 7.25%, 02/15/10 ..................................      10,416,375
   2,020,000         Cathedral Health, Series A, FHA Insured, 7.25%, 02/15/21 ..................................       2,168,874
   1,000,000         Clara Maas Medical Center, Series B, 7.30%, 07/01/09 ......................................       1,050,960
   2,435,000         Clara Maas Medical Center, Series B, 7.25%, 07/01/19 ......................................       2,526,800
     100,000         Community Memorial Hospital Association, Series C, 8.00%, 07/01/14 ........................         107,178
   5,445,000         East Orange General Hospital, Series B, 7.75%, 07/01/20 ...................................       5,750,138
   4,890,000         Elizabeth General Medical Center, Series C, 7.375%, 07/01/15 ..............................       5,073,082
   3,150,000         Franciscan St. Mary's Hospital, 5.875%, 07/01/12 ..........................................       2,928,776
   2,400,000         Hackensack Medical Center, FGIC Insured, 6.25%, 07/01/21 ..................................       2,440,608
   4,000,000         Holy Name Hospital, Series B, AMBAC Insured, 7.00%, 07/01/08 ..............................       4,381,680
     230,000         Kennedy Memorial Hospitals-University Medical Center, Inc., Series D, 7.875%, 07/01/09 ....         245,649
   4,900,000         Monmouth Medical Center, Series C, CGIC Insured, 6.25%, 07/01/16 ..........................       5,086,837
   8,250,000         Monmouth Medical Center, Series C, CGIC Insured, 6.25%, 07/01/24 ..........................       8,530,995
   1,800,000         Morristown Memorial Hospital, Series C, 7.125%, 07/01/08 ..................................       1,933,812
   4,150,000         Newcomb Medical Center, Series A, 7.875%, 07/01/03 ........................................       4,513,208
     130,000        New Jersey Geriatric Center of Workmen's Circle, Inc., Series A, FHA Mortgage Insured, 8.00%,
                     02/01/28 .................................................................................          140,646
   8,500,000         Overlook Hospital Association, Series E, FGIC Insured, 6.70%, 07/01/13 ....................       8,893,805
   3,565,000         Pascack Valley Hospital, 6.90%, 07/01/21 ..................................................       3,616,051
  10,000,000         Riverview Medical Center, 5.875%, 07/01/16 ................................................       9,993,000
     100,000         St. Claire's Riverside Medical Center, Series D, BIG Insured, Pre-Refunded, 7.75%, 07/01/14         108,462
   1,940,000         Wayne General Hospital, Series B, 5.75%, 08/01/11 .........................................       1,935,868
   1,000,000        Wayne General Hospital, Series B, 5.875%, 08/01/18 ........................................          991,850
     475,000        Zurbrugg Memorial Hospital Issue, Series C, 8.50%, 07/01/12 ...............................          495,938



 $ 1,850,000    New Jersey PBA, State Building Revenue, 7.20%, 06/15/13 .......................................      $ 2,009,378
                New Jersey State Educational Facilities Authority Revenue,
   4,000,000        Institute of Technology, Series A, MBIA Insured, 6.00%, 07/01/15 ..........................        4,072,880
   2,000,000        Jersey State College, Series D, MBIA Insured, 6.125%, 07/01/22 ............................        2,033,140
   2,000,000        Princeton University, Series A, 5.875%, 07/01/18 ..........................................        2,015,520
     500,000        Ramapo College, Series C, BIG Insured, Pre-Refunded, 7.70%, 07/01/13 ......................          555,630
   3,000,000        Rider College, Series D, AMBAC Insured, 6.20%, 07/01/17 ...................................        3,104,640
   1,000,000        Seton Hall University Project, Series C, BIG Insured, 6.85%, 07/01/19 .....................        1,081,520
   4,400,000        Seton Hall University Project, Series D, 7.00%, 07/01/21 ..................................        4,670,908
   4,780,000        Trenton State College, Series B, AMBAC Insured, 6.125%, 07/01/19 ..........................        4,891,470
   7,845,000        Trenton State College, Series B, AMBAC Insured, 6.125%, 07/01/24 ..........................        7,996,409
                New Jersey State Highway Authority,
   5,000,000        Garden State Parkway, Senior Parkway Revenue, 6.20%, 01/01/10 .............................        5,297,350
   2,500,000        Garden State Parkway, Senior Parkway Revenue, 6.25%, 01/01/14 .............................        2,566,525
   2,900,000        Garden State Parkway, Senior Parkway Revenue, 6.00%, 01/01/16 .............................        2,916,327
   1,540,000        Garden State Parkway, Senior Parkway Revenue, 5.75%, 01/01/19 .............................        1,512,696
   5,950,000        Garden State Parkway, Senior Parkway Revenue, Pre-Refunded, 7.25%, 01/01/16 ...............        6,609,974
                New Jersey State Housing and Mortgage Finance Agency,
     850,000        Home Buyer Revenue, Series B, MBIA Insured, 7.90%, 10/01/22 ...............................          893,308
   5,275,000        Home Buyer Revenue, Series D, MBIA Insured, 7.70%, 10/01/29 ...............................        5,539,489
   5,000,000        Home Buyer Revenue, Series J, MBIA Insured, 6.20%, 10/01/25 ...............................        4,972,700
   4,000,000      d Home Buyer Revenue, Series N, MBIA Insured, 6.35%, 10/01/27 ...............................        4,021,840
      40,000        Home Mortgage Purchase Revenue, Series A, MBIA Insured, 7.875%, 10/01/17 ..................           42,097
   2,220,000        MFHR, Montclarion Project, Series J, FHA Insured, 7.70%, 11/01/29 .........................        2,318,635
     450,000        MFHR, Regency Park Project, Series H, 7.70%, 11/01/30 .....................................          467,739
  12,400,000        MFHR, Section 8, Refunding, Series A, 6.95%, 11/01/13 .....................................       12,854,708
   5,000,000        MFHR Section 8, Refunding, Series 1, 6.70%, 11/01/28 ......................................        5,151,000
   4,670,000        Wastewater Treatment Trust Revenue, Series B, 7.00%, 07/01/11 .............................        4,972,569
                New Jersey State Sports and Expo Authority, State Contract,
   6,800,000        Refunding, Series A, MBIA Insured, 6.25%, 07/01/20 ........................................        6,989,312
   8,000,000        Series A, MBIA Insured, 6.60%, 07/01/15 ...................................................        8,470,080
   3,250,000    Newark Board of Education, MBIA Insured, 5.875%, 12/15/14 .....................................        3,269,630
   1,000,000    North Bergen Township Municipal Utility Authority Sewer Revenue, FGIC Insured, Pre-Refunded,
                 7.625%, 12/15/19 .............................................................................        1,096,260
   6,640,000    North Jersey District Water Supply Commission Revenue, Wanaque South Project, Series A,
                 Pre-Refunded, 7.375%, 07/01/16 ...............................................................        6,960,712
   2,000,000    Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue, Series A, Saipan Harbor
                 Improvement, 6.85%, 10/01/25 .................................................................        1,974,760
     100,000    Ocean Township Municipal Utilities Authority Revenue, Refunding, MBIA Insured, Pre-Refunded,
                 7.875%, 08/01/15 .............................................................................          112,004
                Passaic Valley Sewerage Commissioners, Sewer System,
   6,500,000        Series C, AMBAC Insured, Pre-Refunded, 7.10%, 12/01/20 ....................................        7,045,350
   7,400,000        Series D, AMBAC Insured, 5.80%, 12/01/18 ..................................................        7,404,440
   5,000,000        Series D, AMBAC Insured, 5.875%, 12/01/22 .................................................        5,011,800
   1,000,000    Pine Hill Borough School District COP, Fiscal Funding of New Jersey, Inc., BIG Insured, Pre-Refunded,
                 7.60%, 12/30/09 ..............................................................................        1,072,610
                Piscataway Township School District COP,
   1,000,000        MBIA Insured, Pre-Refunded, 7.50%, 06/15/09 ...............................................        1,112,150
   1,975,000        MBIA Insured, Pre-Refunded, 7.00%, 12/15/10 ...............................................        2,265,760
                Port Authority of New York and New Jersey,
   5,000,000        Delta Airlines, Inc., Special Project, Series 1R, 6.95%, 06/01/08 .........................        5,287,400
     500,000        Consolidated 62nd Series, 8.00%, 12/01/23 .................................................          516,550
     500,000        Consolidated 64th Series, 7.25%, 04/01/14 .................................................          517,195
   3,875,000        Consolidated 65th Series, 7.00%, 09/01/24 .................................................        4,015,430



                Port Authority of New York and New Jersey, (cont.)
 $ 2,500,000        Consolidated 67th Series, AMBAC Insured, 6.875%, 01/01/25 .................................      $ 2,634,325
     750,000        Consolidated 67th Series, AMBAC Insured, 6.875%, 01/01/25 .................................          785,603
   2,500,000        Consolidated 71st Series, 6.50%, 01/15/26 .................................................        2,571,725
  12,000,000        Consolidated 72nd Series, 7.35%, 10/01/27 .................................................       13,263,000
   1,000,000        Consolidated 74th Series, 6.75%, 08/01/26 .................................................        1,061,170
   1,125,000        Consolidated 84th Series, 6.00%, 01/15/28 .................................................        1,099,778
   5,000,000        Consolidated 94th Series, 6.00%, 06/01/17 .................................................        5,031,900
   2,000,000        Consolidated 94th Series, 6.00%, 12/01/16 .................................................        2,012,760
                Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
   6,500,000        Series A, 7.90%, 07/01/07 .................................................................        7,217,470
   2,000,000        Series A, 7.875%, 07/01/17 ................................................................        2,221,140
   1,945,000        Series A, 7.00%, 07/01/19 .................................................................        2,067,146
                Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue,
     275,000        Series P, Pre-Refunded, 8.125%, 07/01/13 ..................................................          309,227
   8,000,000        Series Q, Pre-Refunded, 8.00%, 07/01/18 ...................................................        9,394,160
   2,360,000        Series R, 7.25%, 07/01/02 .................................................................        2,656,534
                Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue,
     350,000        Series 1988-A, 7.90%, 07/01/07 ............................................................          386,435
   5,500,000        Series 1988-A, 7.75%, 07/01/08 ............................................................        6,047,910
     250,000        Series 1988-A, 7.50%, 07/01/09 ............................................................          273,270
                Puerto Rico Commonwealth Public Improvement, GO,
   5,000,000        6.45%, 07/01/17 ...........................................................................        5,148,550
     100,000        Series A, Pre-Refunded, 7.75%, 07/01/13 ...................................................          111,542
   1,000,000    Puerto Rico Commonwealth Urban Renewal and Housing Corp., Refunding, 7.875%, 10/01/04 .........        1,132,460
                Puerto Rico Electric Power Authority, Power Revenue,
     590,000        Refunding, Series 1988-M, Pre-Refunded, 8.00%, 07/01/08 ...................................          661,484
   2,355,000        Refunding, Series 1989-N, 7.125%, 07/01/14 ................................................        2,570,671
  10,535,000        Refunding, Series T, 6.00%, 07/01/16 ......................................................       10,472,001
   4,500,000        Refunding, Series U, 6.00%, 07/01/14 ......................................................        4,474,440
   5,000,000     d  Series X, 6.125%, 07/01/21 ................................................................        5,009,850
                Puerto Rico HFC Revenue,
     125,000        FHA Mortgage Insured, Section 8 Assisted, Sixth Portfolio, Pre-Refunded, 7.75%, 12/01/26 ..          149,069
   5,000,000        MF, Portfolio A, Series 1, 7.50%, 04/01/22 ................................................        5,269,000
   1,345,000        SFM, Portfolio 1, Series A, GNMA Secured, 7.80%, 10/15/21 .................................        1,406,197
   1,400,000        SFM, Portfolio 1, Series B, GNMA Secured, 7.65%, 10/15/22 .................................        1,479,127
   2,000,000    Puerto Rico Industrial, Medical and Environmental Facilities, Financing Authority, PCR, Baxter Travenol
                 Labs, Series A, 8.00%, 09/01/12 ..............................................................        2,220,560
     100,000    Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08 ..........................          109,954
     785,000    Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Series H, Pre-Refunded, 7.25%,
                 07/01/17 .....................................................................................          861,749
   4,000,000    Puerto Rico PBA Revenue, Guaranteed Government Facilities, Series A, AMBAC Insured, 5.75%,
                 07/01/22 .....................................................................................        3,929,840
   2,000,000    Puerto Rico, University of, University Revenues, Series M, MBIA Insured, 5.50%, 06/01/15 ......        1,943,540
                Rutgers State University,
   4,750,000        Pre-Refunded, 7.00%, 05/01/19 .............................................................        5,268,747
   4,250,000        Series A, 6.50%, 05/01/18 .................................................................        4,461,522
   1,160,000    Rutgers State University Revenues, Refunding, Series N, Pre-Refunded, 7.375%, 05/01/16 ........        1,209,810
   5,000,000    Salem County IPC, Financing Authority Revenue, Refunding, Public Services, Electric and Gas Co.,
                 Series D, MBIA Insured, 6.55%, 10/01/29 ......................................................        5,174,800
   1,980,000    Sayreville HDC, Mortgage Revenue, Refunding, Lakeview, Section 8, FHA Insured, 7.75%, 08/01/24         2,157,645
   1,000,000    Stony Brook Regional Sewerage Authority Revenue, Series 1989-A, Pre-Refunded, 7.40%, 12/01/09 .        1,135,490



   $ 100,000    Sussex County Municipal Utilities Authority, Solid Waste Revenue, Series A, BIG Insured,
                 Pre-Refunded, 7.875%, 12/01/13 ...............................................................        $ 112,912
                University of Medicine and Dentistry Revenue,
     750,000        Series C, 7.20%, 12/01/09 .................................................................          818,954
   2,725,000        Series C, 7.20%, 12/01/19 .................................................................        2,975,536
   1,200,000    Warren Hills Regional School District COP, BIG Insured, Pre-Refunded, 7.375%, 12/15/09 ........        1,329,407
   1,000,000    West Morris Regional High School District COP, BIG Insured, Pre-Refunded, 7.50%, 03/15/09 .....        1,103,890
     100,000    Winslow Township GO, Camden County, Refunding, AMBAC Insured, Pre-Refunded, 7.80%, 07/01/18 ...          110,640
                                                                                                                     -----------
                      Total Long Term Investments (Cost $514,002,624) .........................................      545,785,905
                                                                                                                     -----------
            e   Short Term Investments  .3%
   1,000,000    New Jersey EDA, El Dorado Terminal, Series 1984-A, Daily VRDN and Put, 3.35%, 05/01/01 ........        1,000,000
     700,000    New Jersey State Turnpike Authority Revenue, Series A, Weekly VRDN and Put, 3.05%, 01/01/18 ...          700,000
                                                                                                                     -----------
                      Total Short Term Investments (Cost $1,700,000) ..........................................        1,700,000
                                                                                                                     -----------
                          Total Investments (Cost $515,702,624)  98.9% ........................................      547,485,905
                          Other Assets and Liabilities, Net  1.1% .............................................        6,148,035
                                                                                                                     -----------
                          Net Assets  100.0% ..................................................................     $553,633,940
                                                                                                                     ===========


                At August 31, 1995, the net  unrealized  appreciation  based on the cost of  investments for income tax purposes of $515,702,624 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ..............................................................     $ 32,428,368
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess tax cost over value .................................................................         (645,087)
                                                                                                                     -----------
                  Net unrealized appreciation .................................................................     $ 31,783,281
                                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
EDA      - Economic Development Authority
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFC      - Housing Finance Corp.
IPC      - Industrial Pollution Control
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
PBA      - Public Building Authority
PCR      - Pollution Control Revenue
SFM      - Single Family Mortgage

dSee Note 1(f) regarding securities purchased on a when-issued basis.

eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


     Face                                                                                                                Value
    Amount      Franklin Oregon Tax-Free Income Fund                                                                   (Note 1)
                Long Term Investments  99.2%
   $ 750,000    Albany Sewer Revenue, Series A, Pre-Refunded, 7.00%, 02/01/12 ..................................       $ 840,908
   1,000,000    Albany Water Revenue, Second Lien, Pre-Refunded, 7.25%, 08/01/09 ...............................       1,106,780
   2,000,000    Bay Area Health District Hospital Facility Authority, Health Facilities Revenue, Evergreen Court Project,
                 7.25%, 10/01/14 ...............................................................................       2,141,980
                Bear Creek Valley Sanitary Authority GO,
      50,000        Series 1987, 7.70%, 05/01/07 ...............................................................          52,883
     100,000        Series 1988, 7.30%, 06/01/05 ...............................................................         107,286
     105,000        Series 1988, 7.35%, 06/01/06 ...............................................................         112,784
     115,000        Series 1988, 7.40%, 06/01/07 ...............................................................         123,517
     125,000        Series 1988, 7.40%, 06/01/08 ...............................................................         134,258
   1,125,000    Benton County, Oregon Hospital Facilities Authority, Good Samaritan Hospital, Corvallis, 6.25%,
                 10/01/09 .....................................................................................        1,132,661
   1,000,000    Central Lincoln Utility District Electric Revenue, Pre-Refunded, 6.75%, 01/01/11 ...............       1,107,790
                City of Bend, Urban Renewal Agency Tax Revenue,
     600,000        Series A, 6.85%, 09/01/06 ..................................................................         618,690
     750,000        Series A, 7.00%, 09/01/11 ..................................................................         773,310
   4,000,000    City of Oregon, Sewer Revenue, Series 1994, 6.875%, 10/01/19 ...................................       4,218,320
   4,945,000    Clackamas County Health Facilities Authority Hospital Revenue, Refunding, Adventist Health, Series A,
                 MBIA Insured, 6.35%, 03/01/09 .................................................................       5,268,304
                Clackamas County, Hospital Facilities Authority Revenue,
   1,250,000        Elderly Housing, 7.00%, 11/15/11 ...........................................................       1,332,888
   2,990,000        GNMA Secured, Jennings Lodge Project, 7.50%, 10/20/31 ......................................       3,269,834
   1,635,000        Kaiser Permanente, Series A, 6.50%, 04/01/11 ...............................................       1,710,341
   4,950,000        Kaiser Permanente, Series A, 6.25%, 04/01/21 ...............................................       4,982,274
   4,250,000        Refunding, Gross Willamette Falls, 5.75%, 04/01/15 .........................................       3,939,410
     110,000        Sisters of Providence Project, 8.125%, 10/01/07 ............................................         117,407
   4,000,000    Clackamas County USD No. 115, AMBAC Insured, 6.15%, 06/01/14 ...................................       4,149,160
   1,125,000    Clairmont Water District Revenue, 6.50%, 02/01/12 ..............................................       1,150,031
      50,000    Coos Bay Waste Water GO, MBIA Insured, Pre-Refunded, 7.50%, 09/01/06 ...........................          53,408
                Deschutes County Hospital Facilities Authority, Hospital Revenue,
   3,000,000        St. Charles Medical Center, 6.00%, 01/01/13 ................................................       3,044,010
     390,000        St. Charles Medical Center, Pre-Refunded, 7.50%, 01/01/08 ..................................         418,973
     125,000        St. Charles Medical Center, Pre-Refunded, 7.60%, 01/01/13 ..................................         134,445
   1,950,000    Douglas County, Hospital Facilities Authority Revenue, Catholic Health Facilities, Series B, MBIA Insured,
                 6.00%, 11/15/15 ...............................................................................       1,989,624
                Emerald People's Utility District, Electric System Revenue, Refunding,
     100,000        Series A, AMBAC Insured, Pre-Refunded, 7.20%, 11/01/06 .....................................         103,457
      55,000        Series A, AMBAC Insured, Pre-Refunded, 7.35%, 11/01/13 .....................................          57,241
     195,000        Series B, AMBAC Insured, 7.35%, 11/01/13 ...................................................         200,981
     500,000        Series B, AMBAC Insured, Pre-Refunded, 7.30%, 11/01/11 .....................................         558,465
                Eugene Electric Utility System Revenue,
     125,000        Series 1987, Pre-Refunded, 7.90%, 08/01/11 .................................................         132,030
   1,145,000        Series 1991, 6.65%, 08/01/08 ...............................................................       1,227,784
     615,000        Series 1991, 6.65%, 08/01/09 ...............................................................         651,463
     655,000        Series 1991, 6.65%, 08/01/10 ...............................................................         692,145
     700,000        Series 1991, 6.70%, 08/01/11 ...............................................................         741,440
   3,840,000    Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 09/01/09 ..............................       3,839,923
      70,000    Florence Improvement GO, Lane County, Pre-Refunded, 8.50%, 10/01/07 ............................          76,150
                Guam Airport Authority Revenue,
     750,000        Series B, 6.60%, 10/01/10 ..................................................................         763,740
   1,900,000        Series B, 6.70%, 10/01/23 ..................................................................       1,913,680
     825,000    Guam Power Authority, Series A, 6.30%, 10/01/12 ................................................         828,333



 $ 1,000,000    Hermiston GO, AMBAC Insured, 6.00%, 08/01/15 ...................................................     $ 1,019,260
   1,280,000    Hillsboro Hospital Facility Authority, First Mortgage Revenue, Refunding, First Mortgage-Tuality
                 Community, Pre-Refunded, 7.60%, 10/01/12 ......................................................       1,355,738
                Klamath Falls Intercommunity Hospital Revenue,
   1,500,000        Merle West Medical Center Project, 7.00%, 06/01/02 .........................................       1,605,075
   2,310,000        Merle West Medical Center Project, 7.25%, 06/01/06 .........................................       2,471,400
   1,000,000    Lane County COP, Fairground Project, 7.00%, 08/01/04 ...........................................       1,067,860
  11,575,000    Lane County PCR, Refunding, Weyerhaeuser Co. Project, 6.50%, 07/01/09 ..........................      12,218,339
   2,425,000    Lebanon Wastewater Revenue, Refunding, 5.875%, 06/01/20 ........................................       2,355,500
     495,000    Marion County Solid Waste and Electric Revenue, Ogden Martin System, Marion, Inc. Project,
                 AMBAC Insured, 7.70%, 10/01/09 ................................................................         522,591
   1,000,000    Marion County Union High School District No. 7J, 6.00%, 06/01/13 ...............................       1,029,410
   4,475,000    Medford Hospital Facilities Authority Revenue, Gross Rogue Valley Health Services, MBIA Insured,
                 6.75%, 12/01/20 ...............................................................................       4,791,248
                Metropolitan Service District,
   4,865,000        Convention Center GO, Series A, 6.25%, 01/01/13 ............................................       5,033,475
     115,000        Convention Center GO, Unlimited Tax, Pre-Refunded, 7.60%, 12/01/10 .........................         123,888
      80,000        Convention Center GO, Unlimited Tax, Pre-Refunded, 7.65%, 12/01/11 .........................          86,268
      85,000        Convention Center GO, Unlimited Tax, Pre-Refunded, 7.65%, 12/01/12 .........................          91,660
   2,000,000        Waste Disposal System, Revenue Bonds, Pre-Refunded, 7.30%, 01/01/11 ........................       2,267,340
     175,000    Multnomah County School District COP, Series A, Pre-Refunded, 6.90%, 08/01/09 ..................         188,521
   3,500,000    Northern Mariana Islands Commonwealth Ports Authority Revenue, Series A, Port of Saipan Harbor,
                 6.85%, 10/01/25 ...............................................................................       3,455,830
                Oak Lodge Water District GO,
     215,000        AMBAC Insured, 7.40%, 12/01/08 .............................................................         255,414
     215,000        AMBAC Insured, 7.50%, 12/01/09 .............................................................         255,762
                Ontario Hospital Facility Authority-Catholic Health Corp., Facilities Revenue,
   1,500,000        Dominican Sisters of Ontario, Inc., Holy Rosary Hospital Project, 6.10%, 11/15/17 ..........       1,504,005
   1,675,000        Dominican Sisters of Ontario, Inc., Holy Rosary Hospital Project, GNMA Secured, 7.00%, 06/01/12    1,738,767
   1,610,000    Oregon State Bond Bank Revenue, EDR, Series 1991-B, Pre-Refunded, 6.80%, 01/01/11 ..............       1,769,004
                Oregon State Department of General Services, COP,
     750,000        Real Property Financing Program, Series A, AMBAC Insured, Pre-Refunded, 7.50%, 09/01/15 ....         868,808
   4,110,000        Real Property Financing Program, Series A, MBIA Insured, Pre-Refunded, 7.20%, 01/15/15 .....       4,647,095
   2,000,000        Refunding, Series D, MBIA Insured, 5.80%, 03/01/15 .........................................       2,014,440
     150,000        Series B, MBIA Insured, Pre-Refunded, 7.20%, 01/15/15 ......................................         169,602
   3,150,000        Series F, AMBAC Insured, Pre-Refunded, 7.50%, 09/01/15 .....................................       3,648,992
     750,000        Series G, AMBAC Insured, 6.25%, 09/01/15 ...................................................         777,083
                Oregon State Elderly and Disabled Housing Authority,
   1,000,000        Series A, 6.00%, 08/01/15 ..................................................................         997,630
     500,000        Series A, 6.00%, 08/01/21 ..................................................................         492,215
   1,470,000        Series B, 6.10%, 08/01/17 ..................................................................       1,473,366
   2,100,000        Series B, 6.25%, 08/01/23 ..................................................................       2,156,637
   1,155,000        Series B, 6.375%, 08/01/24 .................................................................       1,195,714
   6,000,000        Series C, 6.50%, 08/01/22 ..................................................................       6,305,400
     635,000    Oregon State Elderly Housing GO, Series A, 7.125%, 08/01/30 ....................................         698,684
                Oregon State GO, Board of Higher Education,
     750,000        Series 1991, 6.50%, 10/01/17 ...............................................................         781,943
      60,000        Series A, Pre-Refunded, 8.125%, 10/01/17 ...................................................          64,891
     300,000        Series A, Pre-Refunded, 7.50%, 05/01/18 ....................................................         325,368
     400,000    Oregon State GO, Department of Energy, Series B, 6.80%, 01/01/17 ...............................         420,984



                Oregon State GO, Department of Transportation Revenue, Regional Light Rail,
 $ 2,000,000        Federal Westside Project, MBIA Insured, 6.10%, 06/01/07 ....................................     $ 2,151,580
   2,500,000        Federal Westside Project, MBIA Insured, 6.20%, 06/01/08 ....................................       2,688,525
   1,750,000        Federal Westside Project, MBIA Insured, 6.25%, 06/01/09 ....................................       1,849,348
   1,000,000    Oregon State GO, Series B, 6.875%, 12/01/13 ....................................................       1,084,850
   5,665,000    Oregon State HFA, SFMR Program, Series 1991-A, 7.20%, 07/01/15 .................................       5,968,191
   1,445,000    Oregon State Higher Education GO, Series C, Pre-Refunded, 7.25%, 10/15/18 ......................       1,574,284
                Oregon State Housing and Community Service Department, Finance Housing Revenue,
   6,710,000        Multi-Unit, Series A, 6.80%, 07/01/13 ......................................................       6,938,945
     180,000        Multi-Unit, Series C, 6.85%, 07/01/22 ......................................................         185,571
   3,850,000        SFM, Series A, 5.75%, 07/01/12 .............................................................       3,820,971
   3,250,000        SFM, Series A, 6.35%, 07/01/14 .............................................................       3,315,878
   1,500,000        SFM, Series A, 6.40%, 07/01/18 .............................................................       1,512,630
   3,100,000        SFM, Series A, 6.45%, 07/01/26 .............................................................       3,197,991
  12,000,000        SFM, Series B, 6.875%, 07/01/28 ............................................................      12,592,429
   2,500,000     d  SFM, Series C, 6.20%, 07/01/15 .............................................................       2,537,400
   1,200,000     d  SFM, Series C, 6.40%, 07/01/26 .............................................................       1,217,748
   1,750,000        SFM, Series D, 6.80%, 07/01/27 .............................................................       1,828,418
     500,000        SFM, Series E, 7.00%, 07/01/09 .............................................................         532,350
   2,970,000        SFM, Series E, 6.75%, 07/01/16 .............................................................       3,122,213
   2,000,000        SFM, Series E, 7.15%, 07/01/25 .............................................................       2,096,460
   2,810,000        SFM, Series F, 7.00%, 07/01/22 .............................................................       2,899,920
     645,000        SFM, Series G, 6.80%, 07/01/22 .............................................................         673,025
                Oregon State Housing, Educational and Cultural Facility Authority,
  10,500,000        Lewis and Clark College Project, Series A, 6.125%,10/01/24 .................................      10,749,480
   2,100,000        Lewis and Clark College Project, Series A, MBIA Insured, Pre-Refunded, 7.125%, 07/01/20 ....       2,389,779
     700,000        Reed College Project, 6.75%, 07/01/11 ......................................................         743,960
   1,250,000        Reed College Project, Series A, 6.75%, 07/01/21 ............................................       1,320,450
   2,500,000    Oregon State Veteran's Welfare GO, Series 73-A, 7.00%, 12/01/11 ................................       2,725,350
     750,000    Port of Astoria, GO, MBIA Insured, 6.60%, 09/01/11 .............................................         781,905
   2,200,000    Port of Morrow PCR, Idaho Power Co., Boardman Project, 7.25%, 08/01/08 .........................       2,221,494
     500,000    Port of Morrow Revenue, Refunding, Pre-Refunded, 8.00%, 12/01/11 ...............................         557,200
   4,000,000    Port of Portland Special Obligation Revenue, Delta Airlines, Inc. Project, 6.20%, 09/01/22 .....       3,828,600
   1,500,000    Port of St. Helens PCR, Refunding, Boise Cascade Corp. Project, 7.375%, 11/01/04 ...............       1,571,790
     320,000    Port of Umpqua PCR, International Paper Co. Project, Series A, 6.60%, 03/15/05 .................         332,454
   2,000,000    Portland COP, Refunding, PBA, Series A, Pre-Refunded, 7.25%, 04/01/08 ..........................       2,196,680
     125,000    Portland EDR, Public Broadcasting, Series A, 7.20%, 06/01/09 ...................................         125,373
                Portland Hospital Facilities Authority Hospital Revenue,
  10,500,000        Legacy Health System, Series A, AMBAC Insured, 6.70%, 05/01/21 .............................      11,269,230
  10,475,000        Legacy Health System, Series B, AMBAC Insured, 6.70%, 05/01/21 .............................      11,242,399
   1,000,000    Portland Housing Authority Revenue, Series 1990, 7.10%, 07/01/15 ...............................       1,051,520
     635,000    Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16 ..............         635,356
                Portland International Airport,
   1,500,000        Series 7-A, MBIA Insured, 6.75%, 07/01/09 ..................................................       1,619,385
   3,000,000        Series 7-B, MBIA Insured, 7.10%, 07/01/21 ..................................................       3,267,210
     500,000        Series 10, 5.75%, 07/01/25 .................................................................         485,390
   2,825,000    Portland, Oregon, Airport Way-Urban Renewal and Redevelopment Tax Increment, Sub-Series B-3,
                 FGIC Insured, Pre-Refunded, 7.60%, 06/01/10 ...................................................       3,200,951
     170,000    Portland Parking Revenue, Pre-Refunded, 8.625%, 10/01/12 .......................................         188,482
                Portland Sewer System Revenue,
   5,000,000        Series 1990, Pre-Refunded, 7.125%, 03/01/10 ................................................       5,366,200
  14,100,000        Series A, 6.25%, 06/01/15 ..................................................................      14,742,396
     950,000        Series A, FGIC Insured, 6.00%, 10/01/12 ....................................................         976,686



                Portland Urban Renewal and Redevelopment,
   $ 125,000        Downtown Waterfront, Series H, Pre-Refunded, 8.25%, 12/01/07 ...............................       $ 136,299
   5,555,000        Refunding, Downtown Waterfront, Series A, 6.40%, 06/01/08 ..................................       5,925,907
   1,000,000    Puerto Rico Commonwealth, GO, 6.45%, 07/01/17 ..................................................       1,029,710
      75,000    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Refunding, Series 1985-A,
                 FSA Insured, Pre-Refunded, 9.00%, 07/01/09 ....................................................          97,705
   4,000,000    Puerto Rico Commonwealth Highway Authority Revenue, Series Q, Pre-Refunded, 8.00%, 07/01/18 ....       4,697,080
      40,000    Puerto Rico Commonwealth IDC, General Purpose Revenue, 8.00%, 01/01/03 .........................          40,012
   2,400,000    Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series 1988-A,
                 7.75%, 07/01/08 ...............................................................................       2,639,088
                Puerto Rico Commonwealth Public Improvement GO,
     355,000        Pre-Refunded, 7.90%, 07/01/11 ..............................................................         377,379
     250,000        Series A, Pre-Refunded, 7.75%, 07/01/06 ....................................................         278,855
     280,000        Series A, Pre-Refunded, 7.75%, 07/01/13 ....................................................         312,318
                Puerto Rico Electric Power Authority Revenue, Refunding,
     190,000        Series 1987-L, Pre-Refunded, 8.40%, 07/01/15 ...............................................         208,295
     600,000        Series 1988-M, Pre-Refunded, 8.00%, 07/01/08 ...............................................         672,696
   2,000,000        Series 1989-O, Pre-Refunded, 7.125%, 07/01/14 ..............................................       2,205,002
                Puerto Rico HFC Revenue,
     395,000        FHA Mortgage Insured, Section 8 Assisted, Sixth Portfolio, Pre-Refunded, 7.75%, 12/01/26 ...         471,057
     730,000        Portfolio No. 1, Series 1988-A, GNMA Secured, 7.80%, 10/15/21 ..............................         763,215
     675,000        Portfolio No. 1, Series 1988-B, GNMA Secured, 7.65%, 10/15/22 ..............................         713,151
     500,000    Puerto Rico Housing Bank and Finance Agency, SFMR, Homeowner's Development Program,
                 5th Portfolio, Pre-Refunded, 7.50%, 12/01/15 ..................................................         566,705
     205,000    Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08 ...........................         225,406
      90,000    Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Refunding, Series G,
                 Pre-Refunded, 7.875%, 07/01/07 ................................................................          97,895
   1,100,000    Puerto Rico Telephone Authority Revenue, Refunding, Series L, 6.125%, 01/01/22 .................       1,107,348
      50,000    Redmond Improvement GO, Pre-Refunded, 7.80%, 05/01/17 ..........................................          53,047
                Roseburg Urban Sanitary Authority, Improvement GO, Unlimited Tax,
      60,000        Douglas County, 7.40%, 01/01/06 ............................................................          63,633
     230,000        Douglas County, 7.50%, 01/01/08 ............................................................         244,688
   1,250,000    Salem GO, Series A, 5.875%, 01/01/07 ...........................................................       1,288,438
                Salem-Keizer School District No. 24J,
   4,345,000        FGIC Insured, 6.00%, 06/01/13 ..............................................................       4,427,294
   4,395,000        FGIC Insured, 6.00%, 06/01/14 ..............................................................       4,463,123
     280,000    Springfield Improvement GO, Refunding, Pre-Refunded, 8.70%, 06/01/04 ...........................         289,982
   2,765,000    Tillamook People Utilities District, 5.75%, 01/01/28 ...........................................       2,555,828
   1,235,000    Tri-County, Metro Transportation District, COP, 7.50%, 12/15/02 ................................       1,278,731
   2,500,000    Tri-County, Metro Transportation District, Light Rail Extended, Series A, 6.00%, 07/01/12 ......       2,552,850
   1,375,000    Umatilla County Hospital Facility Authority, Hospital Revenue, Refunding, Good Shepherd Community
                 Hospital, 7.50%, 01/01/10 .....................................................................       1,408,921
   5,300,000    Umatilla County USD No. 16R, Pendletron Project, AMBAC Insured, 6.00%, 07/01/14 ................       5,443,842
   2,000,000    Wasco County Hospital Facility Authority Hospital Revenue, Pre-Refunded, 7.375%, 07/01/00 ......       2,082,020
     100,000    Washington County Building GO, Pre-Refunded, 7.75%, 12/01/06 ...................................         107,936
                Washington County Unified Sewerage Agency, Sewer Revenue,
      50,000        Pre-Refunded, 7.90%, 07/01/07 ..............................................................          53,476
   2,700,000        Pre-Refunded, 7.00%, 11/01/09 ..............................................................       2,985,147
   4,000,000        Refunding, Series A, 6.20%, 10/01/10 .......................................................       4,186,040
   1,000,000        Refunding, Series A, 6.125%, 10/01/12 ......................................................       1,038,320
   7,500,000        Sub Lien-Series One, AMBAC Insured, 6.125%, 10/01/12 .......................................       7,787,400
   1,000,000    Washington County USD No. 88J, 6.10%, 06/01/12 .................................................       1,039,320



                Western Lane Hospital District, Hospital Facilities Authority Revenue, Sister/St. Joseph Peace,
 $ 4,400,000        Health and Hospital Services, MBIA Insured, 5.875%, 08/01/12 ...............................     $ 4,511,892
   6,000,000        Health and Hospital Services, MBIA Insured, 5.75%, 08/01/19 ................................       6,018,900
   2,700,000        Health and Hospital Services, MBIA Insured, Pre-Refunded, 7.125%, 08/01/17 .................       3,027,321
   5,000,000    Yamhill County USD No. 29J, 6.10%, 06/01/11 ....................................................       5,186,900
                                                                                                                     -----------
                          Total Long Term Investments (Cost $339,001,504)   99.2% ..............................     358,101,934
                          Other Assets and Liabilities, Net  .8% ...............................................       2,712,058
                                                                                                                     -----------
                          Net Assets   100.0% ..................................................................    $360,813,992
                                                                                                                     ===========


                At August 31, 1995,  the net  unrealized  appreciation  based on the cost of  investments for income tax purposes of $339,001,504 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ...............................................................    $ 19,771,875
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ...............................................................        (671,445)
                                                                                                                     -----------
                  Net unrealized appreciation ..................................................................    $ 19,100,430
                                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
COP      - Certificate of Participation
EDR      - Economic Development Revenue
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Agency/Authority
HFC      - Housing Finance Corp.
IDC      - Industrial Development Control
MBIA     - Municipal Bond Investors Assurance Corp.
PBA      - Public Building Authority
PCR      - Pollution Control Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
USD      - Unified School District



dSee note 1(f) regarding securities purchased on a when-issued basis.

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Pennsylvania Tax-Free Income Fund                                                           (Note 1)
                Long Term Investments  97.8%
                Allegheny County Hospital Development Authority Revenue, Refunding,
 $10,000,000      Allegheny General Hospital, Series A, MBIA Insured, 6.25%, 09/01/20 .........................     $ 10,194,200
     500,000      Divine Providence Hospital, Series 1988-B, 8.75%, 01/01/14 ..................................          536,425
   5,250,000      Southside Hospital, Pittsburg, Series 1987, 8.75%, 06/01/10 .................................        5,468,029
   1,000,000    Allegheny County IDA, Presbyterian University Hospital, Kaufmann Medical Project, Refunding,
                 Series A, MBIA Insured, 6.80%, 03/01/15 ......................................................        1,064,880
   3,270,000    Allegheny County RDAR, Refunding, Home Improvement, Series A, 5.90%, 02/01/11 .................        3,176,445
                Allegheny County Residential Finance Authority, SFMR,
   2,495,000      GNMA Secured, 7.75%, 12/01/22 ...............................................................        2,599,640
   3,890,000      Lemington Home, Series E, 7.125%, 02/01/27 ..................................................        3,968,539
      70,000      Series D, FGIC Insured, 8.90%, 12/01/10 .....................................................           73,417
   1,400,000      Series D, GNMA Secured, 7.50%, 06/01/33 .....................................................        1,450,750
   1,470,000      Series H, GNMA Secured, 8.00%, 06/01/17 .....................................................        1,524,772
   2,945,000      Series J, GNMA Secured, 7.50%, 06/01/17 .....................................................        3,034,086
   1,540,000      Series M, GNMA Secured, 7.90%, 06/01/11 .....................................................        1,614,721
     835,000      Series T, GNMA Secured, 6.95%, 05/01/17 .....................................................          867,523
   1,200,000    Allegheny County Sanitary Authority, Sewer Revenue, Series A, FGIC Insured, Pre-Refunded, 7.45%,
                 12/01/09 .....................................................................................        1,331,244
   5,000,000    Beaver County Hospital Authority Revenue, Refunding, Medical Center Beaver County, Inc.,
                 AMBAC Insured, 6.625%, 07/01/10 ..............................................................        5,295,250
                Beaver County IDA, PCR, Refunding,
   4,400,000      Beaver Co., Ohio Edison/Pennsylvania Power Project, Series A, 7.15%, 09/01/21 ...............        4,620,088
   6,475,000      Ohio Edison/Pennsylvania Power Project, Series A, 7.75%, 09/01/24 ...........................        6,822,967
     800,000    Berks Montgomery Municipal Authority, Sewer Revenue, Pre-Refunded, 8.60%, 08/01/13 ............          833,856
   9,695,000    Berks County GO, FGIC Insured, Pre-Refunded, 7.25%, 11/15/20 ..................................       11,143,239
                Berks County Municipal Authority Revenue,
   4,000,000      FGIC Insured, Pre-Refunded, 7.00%, 05/15/18 .................................................        4,301,000
   1,000,000      Highlands Wyomissing Project, Series 1989-A, Pre-Refunded, 7.25%, 10/01/19 ..................        1,109,010
   2,500,000    Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co., 6.60%, 03/01/19....        2,606,325
   1,400,000    Butler County Hospital Authority, Hospital Revenue, Butler Memorial Hospital, 8.00%, 07/01/16 .        1,460,620
   2,000,000    Butler County IDA, PCR, Refunding, Witco Corp. Project, 5.85%, 12/01/23 .......................        1,919,840
                Cambria County Hospital Development Authority Revenue, Refunding,
   3,500,000      Conemaugh Valley Memorial Hospital, Series B, 6.375%, 07/01/18 ..............................        3,566,885
   1,000,000      Conemaugh Valley Memorial Hospital, Series B, Pre-Refunded, 8.875%, 07/01/18 ................        1,141,340
                Cambria County IDA, Resource Recovery Revenue, Cambria Cogen Project,
   4,000,000      Series F-1, 7.75%, 09/01/19 .................................................................        4,184,440
   2,715,000      Series F-2, 7.75%, 09/01/19 .................................................................        2,840,189
   1,200,000    Canon McMillan School District GO, AMBAC Insured, Pre-Refunded, 7.60%, 03/01/14 ...............        1,222,608
   1,000,000    Charleroi Area School Authority Revenue, MBIA Insured, Pre-Refunded, 7.35%, 02/01/14 ..........        1,098,850
                Chartiers Valley Industrial and Commercial Development Authority Revenue, Refunding,
   1,000,000      First Mortgage, United Methodist Health Center, Series A, Pre-Refunded, 9.25%, 12/01/08 .....        1,167,690
   1,315,000      Friendship Village of South Hills Project, 9.25%, 08/15/08 ..................................        1,383,564
   1,350,000    Chester County Hospital Authority Revenue, Paoli Memorial Hospital, Pre-Refunded, 7.625%, 10/01/13     1,430,231
                Dauphin County General Authority Revenue,
     750,000      11-15 Terminal School District, Central Fulton, Mandatory Tender 06/01/06, 7.70%, 06/01/26 ..          768,810
   1,250,000      AA-13 Terminal School District, Pinecrest, Mandatory Tender 06/01/09, 7.875%, 06/01/26 ......        1,261,263
   1,000,000      College Revenue, Lebanon College Project, Pre-Refunded, 8.10%, 04/01/09 .....................        1,024,060
   4,500,000      Hapsco-Western Hospital Project, Series A, MBIA Insured, 6.50%, 07/01/12 ....................        4,717,755
   5,000,000      Hapsco-Western Hospital Project, Series B, MBIA Insured, 6.25%, 07/01/16 ....................        5,104,650
   1,000,000      Municipal Pooled Program, Downingtown, Series A, BIG Insured, 7.75%, 01/01/06 ...............        1,055,690
   1,000,000      Northeast Bradford School, 7.50%, 06/01/26 ..................................................        1,063,260
   2,000,000    Delaware County Authority Revenue Bond 1990, Elwyn, Inc. Project, 8.35%, 06/01/15 .............        2,178,840
   5,000,000    Delaware County IDAR, PCR, Philadelphia Electric Co. Project, 7.375%, 04/01/21 ................        5,351,400



                Delaware County IDAR, Resources Recovery, Refunding,
 $ 1,000,000      Series A, 7.90%, 12/01/05 ...................................................................      $ 1,047,600
   6,000,000      Series A, 8.10%, 12/01/13 ...................................................................        6,287,760
     450,000    Delaware River Joint Toll Bridge System Commission Revenue, Series I-78, Pre-Refunded, 7.875%,
                 07/01/18 .....................................................................................          502,142
   1,000,000    Delaware River Port Authority, Pennsylvania and New Jersey River Bridges Revenue, Refunding,
                 AMBAC Insured, 7.375%, 01/01/07 ..............................................................        1,110,470
     400,000    Dubois Hospital Authority Revenue, Refunding, Dubois Regional Medical Center Project, Series 1987-A,
                 Pre-Refunded, 8.75%, 07/01/11 ................................................................          432,896
     250,000    Edinboro Municipal Authority Sewer Revenue, Guaranteed, Series 1987, Pre-Refunded, 8.25%,
                 08/01/07 .....................................................................................          269,123
   4,000,000    Elizabeth Forward School District GO, AMBAC Insured, Pre-Refunded, 7.25%, 01/15/10 ............        4,455,720
   7,000,000    Erie County Hospital Authority Revenue, St. Vincent Health Center Project, Series A, AMBAC Insured,
                 6.375%, 07/01/22 .............................................................................        7,215,600
   2,110,000    Erie County IDAR, Nursing Home-Sarah Reed Center Project, 8.625%, 07/01/14 ....................        2,233,456
   3,000,000    Erie Higher Educational Building Authority, Gannon University, Series A, Pre-Refunded, 8.50%, 06/01/15 3,483,720
   1,850,000    Erie Western Pennsylvania Port Authority GO, 8.625%, 06/15/10 .................................        1,998,111
   1,250,000    Fayette County Hospital Authority Revenue, Refunding, Uniontown Hospital Project, 7.625%, 07/01/15     1,271,150
   4,275,000    Greater Johnston School District GO, MBIA Insured, 6.75%, 03/01/10 ............................        4,612,725
   2,000,000    Greensburg Salem School District GO, Westmoreland County, MBIA Insured, Pre-Refunded, 7.10%,
                 01/01/19 .....................................................................................        2,177,800
   1,310,000    Hampton Township, Municipal Authority Water Revenue, Series A, Pre-Refunded, 6.85%, 05/01/12 ..        1,440,712
   4,000,000    Harrisburg Authority Water Revenue, FGIC Insured, Pre-Refunded, 7.00%, 07/15/15 ...............        4,520,640
     800,000    Harrisburg RDAR, Capital Improvement, Series A, FGIC Insured, 7.875%, 11/02/16 ................          841,096
   4,000,000    Jeannette County Health Service Authority Hospital Revenue, Jeannette District Memorial Hospital,
                 8.625%, 01/01/18 .............................................................................        4,408,880
   1,250,000    Jeannette County Municipal Authority Sewer Revenue, 7.00%, 07/01/17 ...........................        1,321,638
   1,000,000    Lancaster County Hospital Authority Revenue, Willow Valley Lakes Manor, Series B, 9.00%, 06/01/12      1,048,320
   1,000,000    Lancaster County Solid Waste Management Authority, Resource Recovery System Revenue, Series A,
                 8.50%, 12/15/10 ..............................................................................        1,066,090
   2,000,000    Langhorne Manor Borough Higher Education, Health Authority Hospital Revenue, Lower Bucks Hospital,
                 7.35%, 07/01/22 ..............................................................................        1,884,180
   5,595,000    Lawrence County IDA, PCR, Refunding, Ohio Edison/Pennsylvania Power Co. , 7.15%, 03/01/17 .....        5,866,302
   2,500,000    Lebanon County, Good Samaritan Hospital Authority Revenue, Good Samaritan Hospital Project,
                 Refunding, 6.00%, 11/15/18 ...................................................................        2,276,050
                Lehigh County General Purpose Authority Revenue,
   1,000,000      Exempt Facility, FGIC Insured, Pre-Refunded, 7.25%, 01/01/10 ................................        1,088,300
   3,000,000      Good Shepherd Rehabilitation Hospital, 7.50%, 11/15/21 ......................................        3,061,920
   1,100,000      Horizon Health Systems, Inc., Pre-Refunded, 8.25%, 07/01/13 .................................        1,190,772
   1,000,000      Lehigh Valley Hospital, Inc., Series A, MBIA Insured, Refunding, 5.875%, 07/01/15 ...........          986,660
   1,600,000      Muhlenburg Hospital, Series A, 8.00%, 07/15/01 ..............................................        1,775,040
   5,800,000      Muhlenburg Hospital, Series A, 6.60%, 07/15/22 ..............................................        5,822,504
   1,700,000      Muhlenburg Hospital, Series B, 8.00%, 07/15/01 ..............................................        1,885,980
                Lehigh County IDA, PCR,
   5,550,000      Pennsylvania Power & Light Co. Project, Series A, MBIA Insured, 6.15%, 08/01/29 .............        5,648,013
   5,000,000      Pennsylvania Power & Light Co. Project, Series A, MBIA Insured, 6.40%, 11/01/21 .............        5,177,900
  10,000,000      Pennsylvania Power & Light Co. Project, Series B, MBIA Insured, 6.40%, 09/01/29 .............       10,367,100
   2,185,000    Lower Providence Towership, Sewer Authority, Sewer Revenue, 6.75%, 05/01/22 ...................        2,294,359
                Luzerne County IDA, Exempt Facilities Revenue,
   4,750,000      Refunding, Gas and Water Co. Project, Series A, 6.05%, 01/01/19 .............................        4,516,395
   5,000,000      Refunding, Gas and Water Co. Project, Series A, AMBAC Insured, 7.00%, 12/01/17 ..............        5,543,550
   1,000,000    McCandless IDA, Commercial Development, First Mortgage Revenue, Refunding, K-Mart Corp.,
                 Series A, 7.20%, 07/15/07 ....................................................................        1,048,520



 $ 5,000,000    Montgomery County GO, Series A, 6.10%, 10/15/25 ...............................................      $ 5,030,050
                Montgomery County Higher Education and Health Authority, Hospital Revenue,
   2,500,000      Bryn Mawr Hospital Project, Pre-Refunded, 7.375%, 12/01/19 ..................................        2,841,550
     500,000      Bryn Mawr Hospital Project, Pre-Refunded, 9.375%, 12/01/19 ..................................          565,690
   2,375,000      Holy Redeemer Hospital, Series A, AMBAC Insured, 7.625%, 02/01/20 ...........................        2,542,984
     610,000      Jeanes Health System Project, Series 1987, 7.625%, 07/01/17 .................................          617,973
  10,000,000      Jeanes Health System Project, Series 1990, Pre-Refunded, 8.75%, 07/01/20 ....................       12,017,100
   1,315,000      Pottstown Memorial Medical Center Project, 7.35%, 11/15/05 ..................................        1,428,774
   1,750,000      St. Joseph's University, Series 1990, 6.50%, 12/15/22 .......................................        1,813,858
   5,500,000      St. Joseph's University, Series 1990, Pre-Refunded, 8.30%, 06/01/10 .........................        6,489,175
   2,530,000    Montgomery County IDAR, Refunding, PCR, Philadelphia Electric Co., Series A, 7.60%, 04/01/21 ..        2,708,314
  10,000,000    Montgomery County IDAR, Resources Recovery, 7.50%, 01/01/12 ...................................       10,675,600
   5,000,000    Montgomery County PCR, Philadelphia Electric Revenue, Series B, MBIA Insured, 6.70%, 12/01/21 .        5,314,300
   2,305,000    Moon Township Municipal Authority, Allegheny County Water and Sewer, Series 1990, FGIC Insured,
                 Pre-Refunded, 7.20%, 12/01/09 ................................................................        2,609,444
     600,000    Moon Transportation Authority, Highway Improvement Revenue, 9.50%, 02/01/16 ...................          663,096
   1,000,000    Neshaminy School District GO, FGIC Insured, 7.00%, 02/15/14 ...................................        1,079,160
   6,600,000    North Allegheny School District GO, AMBAC Insured, Pre-Refunded, 7.60%, 05/01/13 ..............        7,494,168
     600,000    North Eastern Pennsylvania Hospital Authority Revenue, Wilkes Barre General Hospital, Series B,
                 Pre-Refunded, 8.375%, 07/01/06 ...............................................................          656,394
                North Eastern Pennsylvania Hospital and Educational Authority Revenue, Refunding,
   1,000,000      Kings College Project, Series B, 6.00%, 07/15/11 ............................................          955,630
   1,000,000      Kings College Project, Series B, 6.00%, 07/15/18 ............................................          932,930
   5,000,000      Wilkes University, 6.125%, 10/01/11 .........................................................        4,843,450
   2,500,000      Wilkes University, 5.625%, 10/01/18 .........................................................        2,199,700
     400,000    North Eastern York County Sewer Authority Revenue, Series 1987, Pre-Refunded, 8.75%, 09/01/18 .          435,684
   1,175,000    North Hampton Borough Municipal Authority, Water Revenue, Leigh and North Hampton Counties
                 Project, AMBAC Insured, Pre-Refunded, 7.00%, 09/01/14 ........................................        1,269,846
   6,100,000    North Hampton County IDA, PCR, Refunding, 6.10%, 07/15/21 .....................................        6,181,679
   5,000,000    Pennsylvania Convention Center Authority Revenue, Series A, Refunding, 6.60%, 09/01/09 ........        5,101,650
                Pennsylvania EDA,
   3,000,000      MacMillian L.P. Project, 7.60%, 12/01/20 ....................................................        3,259,290
   5,000,000      Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ......................        5,105,800
                Pennsylvania HFA,
  12,500,000      Refunding, Rental Housing, FNMA Insured, 5.75%, 07/01/14 ....................................       12,135,375
   1,000,000      SFMR, Series 1986-K, 7.375%, 04/01/11 .......................................................        1,024,530
   2,785,000      SFMR, Series 1987-K, 7.125%, 10/01/13 .......................................................        2,850,642
   5,655,000      SFMR, Series 1987-K, 6.125%, 10/01/24 .......................................................        5,508,762
      50,000      SFMR, Series 1987-L, 7.125%, 04/01/14 .......................................................           52,551
     750,000      SFMR, Series 1987-P, 8.00%, 04/01/16 ........................................................          777,975
   2,500,000      SFMR, Series 1988-R, 8.125%, 10/01/19 .......................................................        2,595,000
   4,885,000      SFMR, Series 1988-U, 7.80%, 10/01/20 ........................................................        5,124,560
   1,965,000      SFMR, Series 1989-W, 7.80%, 10/01/20 ........................................................        2,050,340
   3,570,000      SFMR, Series 1989-Y, 7.45%, 04/01/16 ........................................................        3,699,662
   5,440,000      SFMR, Series 1990-27, 8.15%, 10/01/21 .......................................................        5,718,854
   5,715,000      SFMR, Series 1990-29, 7.375%, 10/01/16 ......................................................        5,925,712
   4,500,000      SFMR, Series 1991-30, 7.30%, 10/01/17 .......................................................        4,655,250
   5,000,000      SFMR, Series 1991-32, 7.15%, 04/01/15 .......................................................        5,209,750
   3,000,000      SFMR, Series 1992-34-A, 6.85%, 04/01/16 .....................................................        3,085,800
   6,000,000      SFMR, Series 1992-34-B, 7.00%, 04/01/24 .....................................................        6,150,840



                Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue, Philadelphia Funding
                 Project,
 $ 6,400,000      FGIC Insured, 7.00%, 06/15/14 ...............................................................      $ 7,006,144
   8,190,000      FGIC Insured, 6.75%, 06/15/21 ...............................................................        8,775,995
  12,565,000    Pennsylvania State Financial Authority Revenue, Refunding, 6.60%, 11/01/09 ....................       13,257,834
                Pennsylvania State Higher Educational Facilities Authority, College and University Revenue,
   1,000,000      Allegheny College Project, Series B, 6.125%, 11/01/13 .......................................          981,130
   1,500,000      Allegheny College Project, Series B, 6.00%, 11/01/22 ........................................        1,423,035
   2,000,000      Hahnemann University Project, MBIA Insured, 7.20%, 07/01/09 .................................        2,153,000
   5,350,000      Hahnemann University Project, MBIA Insured, 7.20%, 07/01/19 .................................        5,759,275
   1,000,000      Lycoming College, Pre-Refunded, 8.375%, 10/01/18 ............................................        1,135,680
   1,000,000      Medical College of Pennsylvania, Series A, 8.375%, 03/01/11 .................................        1,094,930
   3,135,000      Medical College of Pennsylvania, Series A, 7.50%, 03/01/14 ..................................        3,230,367
   2,250,000      Philadelphia College of Textiles and Science, Pre-Refunded, 7.50%, 02/01/07 .................        2,360,970
   2,350,000      Refunding, Drexel University, 6.375%, 05/01/17 ..............................................        2,342,903
   1,955,000      Temple University, 7.375%, 10/01/06 .........................................................        2,056,562
   4,505,000      Temple University, 7.40%, 10/01/10 ..........................................................        4,703,851
   1,000,000      Widner University, AMBAC Insured, Pre-Refunded, 7.625%, 10/01/13 ............................        1,099,140
   2,220,000    Pennsylvania State Higher Educational Facilities Authority Revenue, State System of Higher Education,
                 Series L, AMBAC Insured, 6.20%, 06/15/19 .....................................................        2,260,293
   4,250,000    Pennsylvania State IDAR, Economic Revenue, AMBAC Insured, 6.00%, 01/01/12 .....................        4,314,855
     890,000    Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement, Series B,
                 MBIA Insured, 8.00%, 11/01/09 ................................................................          910,070
   1,000,000    Pennsylvania State Public School, Building Authority, Revenue, Refunding, Shenandoah Valley School
                 District Project, AMBAC Insured, 7.375%, 09/15/10 ............................................        1,073,170
                Pennsylvania State Turnpike Commission Revenue,
   1,000,000      Series A, Pre-Refunded, 7.875%, 12/01/15 ....................................................        1,068,380
   1,000,000      Series C, FGIC Insured, Pre-Refunded, 7.625%, 12/01/17 ......................................        1,121,630
   1,000,000      Series H, FGIC Insured, Pre-Refunded, 7.40%, 12/01/17 .......................................        1,157,320
   2,500,000      Series K, MBIA Insured, Pre-Refunded, 7.50%, 12/01/12 .......................................        2,853,550
   1,900,000      Series K, Pre-Refunded, 7.50%, 12/01/19 .....................................................        2,168,698
   2,300,000    Pennsylvania State University, Pre-Refunded, 7.75%, 03/01/11 ..................................        2,389,608
                Philadelphia City GO, Refunding,
   2,000,000      Series 1986, Pre-Refunded, 8.25%, 02/15/09 ..................................................        2,078,460
   3,000,000      Series 1987-B, Pre-Refunded, 8.125%, 08/01/17 ...............................................        3,281,190
                Philadelphia Gas Works Revenue,
   8,300,000      11th Series A, Pre-Refunded, 7.875%, 07/01/17 ...............................................        9,020,357
     795,000      11th Series C, AMBAC Insured, Pre-Refunded,  7.25%, 01/01/10 ................................          848,130
   1,000,000      12th Series, MBIA Insured, ETM, 7.00%, 05/15/20 .............................................        1,141,950
   1,255,000      13th Series, Pre-Refunded, 7.70%, 06/15/11 ..................................................        1,476,520
   2,745,000      13th Series, Pre-Refunded, 7.70%, 06/15/11 ..................................................        3,237,233
  10,100,000      14th Series, 6.375%, 07/01/26 ...............................................................       10,064,953
     205,000      Pre-Refunded, AMBAC, 7.25%, 01/01/10 ........................................................          227,739
                Philadelphia Hospitals and Higher Educational Facilities Authority, Hospital Revenue,
   5,225,000      Albert Einstein Medical Center, 7.30%, 10/01/08 .............................................        5,680,829
   7,755,000      Albert Einstein Medical Center, 7.625%, 04/01/11 ............................................        8,259,230
   1,000,000      Children's Seashore House, Series A, 7.00%, 08/15/17 ........................................        1,026,640
   2,600,000      Children's Seashore House, Series B, 7.00%, 08/15/22 ........................................        2,669,264
     100,000      Presbyterian Medical Center, AMBAC Insured, Pre-Refunded, 8.00%, 07/01/13 ...................          108,841
   2,750,000    Philadelphia Municipal Authority, Gas Works Lease Revenue, 7.625%, 05/01/14 ...................        2,946,130



                Philadelphia Municipal Authority Revenue, Refunding,
 $ 1,360,000      FGIC Insured, Pre-Refunded, 7.80%, 04/01/18 .................................................      $ 1,552,467
   2,000,000      Lease, Series D, 6.30%, 07/15/17 ............................................................        1,983,400
     300,000      Series 1987, Pre-Refunded, 7.875%, 07/15/17 .................................................          326,454
      50,000    Philadelphia Parking Authority, Airport Revenue, Refunding, 7.30%, 09/01/03 ...................           50,552
     185,000    Philadelphia RDA, Home Improvement Loan Revenue, Series A, FHA Mortgage Insured, 7.375%,
                 06/01/03 .....................................................................................          187,949
                Philadelphia RDA, Housing Revenue,
     295,000      Sub-Series 2-B, 8.625%, 08/01/26 ............................................................          298,959
     500,000      Sub-Series 3-B, 8.00%, 08/01/13 .............................................................          551,550
                Philadelphia Water and Sewer Revenue,
   6,940,000      Series 10, ETM 09/01/04, 7.35%, 09/01/04 ....................................................        8,000,224
     600,000      Series 11, Pre-Refunded, 9.10%, 12/01/02 ....................................................          619,530
  11,000,000      Series 16, 7.50%, 08/01/10 ..................................................................       12,893,870
  10,000,000    Philadelphia Water and Wastewater Revenue, Refunding, 5.75%, 06/15/13 .........................        9,487,300
     330,000    Pittsburgh Public Parking Authority Revenue, Converted Option Bond, Pre-Refunded, 7.50%, 12/01/07        339,540
                Pittsburgh Urban RDA, SFMR,
   3,750,000      Series A, 7.15%, 10/10/27 ...................................................................        3,868,838
   2,500,000      Series B, GNMA Secured, 7.375%, 12/01/16 ....................................................        2,608,900
   1,250,000    Pittsburgh Water and Sewer Authority, Crossover System Revenue, Refunding, FGIC Insured, ETM,
                 7.25%, 09/01/14 ..............................................................................        1,430,263
                Pottstown Borough Authority,
   4,000,000      Sewer Revenue, 7.70%, 11/01/21 ..............................................................        4,298,120
   1,000,000      Water Revenue, Pre-Refunded, 7.80%, 08/01/10 ................................................        1,075,410
   6,390,000    Schuylkill County, IDA, Resource Recovery Revenue, Refunding, Schuylkill Energy Resource, Inc.,
                 6.50%, 01/01/10 ..............................................................................        6,365,654
   1,500,000    Schuylkill County, RDA Lease Revenue, Series A, FGIC Insured, Pre-Refunded, 7.125%, 06/01/13 ..        1,670,145
     500,000    Scranton-Lackawanna Health and Welfare Authority, Health Facilities Revenue, Allied Services,
                 FHA Insured, Series C, Pre-Refunded, 8.125%, 01/15/28 ........................................          561,465
     750,000    Silver Spring Towership Authority, Sewer Revenue, FGIC Insured, 6.70%, 07/15/21 ...............          774,315
   2,715,000    Southside Area School District, AMBAC Insured, Pre-Refunded, 7.00%, 04/15/10 ..................        2,907,711
   1,975,000    Temple University, System of Higher Education, Pennsylvania Hospital Revenue, Series A, FHA Insured,
                 Pre-Refunded, 7.25%, 08/01/16 ................................................................        2,143,507
     100,000    Union County Higher Educational Facilities Financing Authority, University Revenue, Bucknell University,
                 MBIA Insured, Pre-Refunded, 7.75%, 04/01/07 ..................................................          105,489
   3,000,000    Union School District GO, AMBAC Insured, Pre-Refunded, 7.25%, 04/01/15 ........................        3,239,520
     100,000    University of Pittsburgh Higher Education, University Capital Project, Series 1987-A, Pre-Refunded,
                 8.375%, 06/01/05 .............................................................................          109,160
   1,000,000    Venango County GO, AMBAC Insured, Pre-Refunded, 7.25%, 09/15/19 ...............................        1,109,900
   1,000,000    Warren County GO, MBIA Insured, Pre-Refunded, 7.20%, 07/01/16 .................................        1,139,540
   2,000,000    Washington County, Authority Lease Revenue, Municipal Facilities Pool, Capital C, Shadyside Hospital,
                 Series A, AMBAC Insured, Pre-Refunded, 7.375%, 12/15/09 ......................................        2,306,980
     100,000    Washington County Hospital Authority Revenue, Washington Hospital, Series 1987, Pre-Refunded,
                 9.50%, 07/01/17 ..............................................................................          110,423
   1,500,000    Westmoreland County IDAR, Refunding, Citizen's General Hospital Project, Series A, 8.25%, 07/01/13     1,590,315
   3,000,000    Wilkes Barre Area School District, GO, FGIC Insured, 6.375%, 04/01/15 .........................        3,115,890
     750,000    Wyoming Valley Sanitary Authority, Sewer Revenue, BIG Insured, Pre-Refunded, 7.25%, 11/15/05 ..          848,063
                York County Solid Waste and Refuse Authority, IDR, Resource Recovery Project,
     105,000      Series B, 8.20%, 12/01/14 ...................................................................          115,163
     900,000      Series C, 8.20%, 12/01/14 ...................................................................          987,111
                                                                                                                     -----------
                      Total Long Term Investments (Cost $562,476,082)..........................................      598,696,010
                                                                                                                     -----------



               eShort Term Investments  .5%....................................................................
                Allegheny County, Hospital Development Authority, Presbyterian Health Center, MBIA Insured,
   $ 600,000      Series B, Weekly VRDN and Put, 3.60%, 03/01/20 ..............................................        $ 600,000
     200,000      Series C, Weekly VRDN and Put, 3.60%, 03/01/20 ..............................................          200,000
                Sayre County, Health Facilities Authority, VHA Capital Finance Project, Series D, AMBAC Insured,
     800,000      Series D, Weekly VRDN and Put, 3.50%, 12/01/20 ..............................................          800,000
     600,000      Series H, Weekly VRDN and Put, 3.50%, 12/01/20 ..............................................          600,000
     700,000    Schuylkill County, IDA, Westwood Energy Property, Daily VRDN and Put, 3.60%, 11/01/09 .........          700,000
                                                                                                                     -----------
                      Total Short-Term Investments (Cost $2,900,000)...........................................        2,900,000
                                                                                                                     -----------
                          Total Investments (Cost $565,376,082)  98.3%.........................................      601,596,010
                          Other Assets and Liabilities, Net  1.7%..............................................       10,304,637
                                                                                                                     -----------
                          Net Assets  100.0%...................................................................     $611,900,647
                                                                                                                     ===========


                At August 31, 1995 the net  unrealized  appreciation  based on the cost of  investments for income tax  purposes of $565,376,082 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ..............................................................     $ 38,178,057
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ..............................................................       (1,958,129)
                                                                                                                     -----------
                  Net unrealized appreciation..................................................................     $ 36,219,928
                                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
EDA      - Economic Development Authority
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority
FNMA     - Federal National Mortgage Association
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
IDA      - Industrial Development Authority/Agency
IDR      - Industrial Development Revenue
IDAR     - Industrial Development Authority Revenue
L.P.     - Limited Partnership
MBIA     - Municipal Bond Investors Assurance Corp.
PCR      - Pollution Control Revenue
RDA      - Redevelopment Agency
RDAR     - Redevelopment Agency Revenue
SFMR     - Single Family Mortgage Revenue
VHA      - Volunteer Hospital of America

eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


    Face                                                                                                                Value
   Amount       Franklin Puerto Rico Tax-Free Income Fund                                                             (Note 1)
                Long Term Investments  98.3%...................................................................
                Guam Airport Authority Revenue,
 $ 1,675,000        Series B, 6.60%, 10/01/10 .................................................................      $ 1,705,686
   5,800,000        Series B, 6.70%, 10/01/23 .................................................................        5,841,760
                Guam Government, GO, Series A,
   4,775,000        5.90%, 09/01/05 ...........................................................................        4,771,371
   1,085,000        6.00%, 09/01/06 ...........................................................................        1,080,671
   5,590,000    Guam Government Limited Obligation Highway, Refunding, Series A, 6.30%, 05/01/12 ..............        5,827,743
                Guam Power Authority Revenue,
   7,190,000        GO, 6.30%, 10/01/22 .......................................................................        7,106,740
   2,680,000        Series A, 6.75%, 10/01/24 .................................................................        2,744,856
   5,000,000    Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue, Port Saipan Harbor
                 Improvement, Series A, 6.85%, 10/01/25 .......................................................        4,936,900
                Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
   4,340,000        Series 1988-A, 7.875%, 07/01/17 ...........................................................        4,819,874
   3,620,000        Series 1988-A, 7.00%, 07/01/19 ............................................................        3,847,336
                Puerto Rico Commonwealth GO,
     250,000        6.25%, 07/01/10 ...........................................................................          258,875
   3,905,000        6.40%, 07/01/11 ...........................................................................        4,059,091
   1,930,000        Pre-Refunded, 7.90%, 07/01/11 .............................................................        2,051,667
   1,515,000        Public Improvement, Series B, Pre-Refunded, 7.25%, 07/01/12 ...............................        1,631,428
   2,000,000        Refunding, MBIA Insured, 5.75%, 07/01/24 ..................................................        1,961,180
     400,000        Refunding, Series A, 6.00%, 07/01/14 ......................................................          399,956
                Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
      70,000        Refunding, Series N, Pre-Refunded, 8.00%, 07/01/03 ........................................           78,481
   3,925,000        Series P, Pre-Refunded, 8.125%, 07/01/13 ..................................................        4,413,506
     350,000        Series Q, Pre-Refunded, 7.75%, 07/01/10 ...................................................          407,726
   4,250,000        Series T, 6.625%, 07/01/18 ................................................................        4,435,300
   2,615,000    Puerto Rico Commonwealth IDC, General Purpose Revenue, 8.00%, 01/01/03 ........................        2,615,811
                Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue,
   3,000,000        Series 1988-A, 7.90%, 07/01/07 ............................................................        3,312,300
   2,300,000        Series 1988-A, 7.75%, 07/01/08 ............................................................        2,529,126
   2,600,000        Series 1988-A, 7.50%, 07/01/09 ............................................................        2,842,008
   3,350,000    Puerto Rico Commonwealth Urban Renewal and Housing Corp., Refunding, 7.875%, 10/01/04 .........        3,793,741
                Puerto Rico Electric Power Authority Revenue,
     500,000        Refunding, Series 1987-L, Pre-Refunded, 8.375%, 07/01/07 ..................................          547,925
   2,160,000        Refunding, Series 1987-L, Pre-Refunded, 8.40%, 07/01/15 ...................................        2,367,986
   3,850,000        Refunding, Series 1988-M, Pre-Refunded, 8.00%, 07/01/08 ...................................        4,316,466
   2,115,000        Refunding, Series 1991-P, 7.00%, 07/01/11 .................................................        2,341,982
   1,445,000        Refunding, Series K, Pre-Refunded, 9.375%, 07/01/17 .......................................        1,608,632
   1,525,000        Series O, 7.125%, 07/01/14 ................................................................        1,664,660
   1,000,000        Series P, 7.00%, 07/01/21 .................................................................        1,105,180
  10,000,000        Series T, 6.375%, 07/01/24 ................................................................       10,174,700
   5,750,000        Series U, 6.00%, 07/01/14 .................................................................        5,717,340
   7,225,000        Series X, 6.125%, 07/01/21 ................................................................        7,239,233
                Puerto Rico HFC Revenue,
   2,060,000        FHA Mortgage Insured, Section 8 Assisted, Sixth Portfolio, Pre-Refunded, 7.75%, 12/01/26 ..        2,456,653
     500,000        GNMA, SFMR, Portfolio D-1, 6.85%, 10/15/24 ................................................          518,815
   3,750,000        GNMA, SFMR, Series C, 6.85%, 10/15/23 .....................................................        3,891,113
     420,000        MFMR, Portfolio A-1, 7.50%, 10/01/15 ......................................................          443,743
   1,750,000        MFMR, Portfolio A-1, 7.50%, 04/01/22 ......................................................        1,844,150
     380,000        MFMR, Series A, 8.25%, 06/01/11 ...........................................................          385,578



                Puerto Rico Housing Bank and Finance Agency, SFMR, Homeownership Development Program,
 $ 3,025,000        Affordable Housing Mortgage, First Portfolio, 6.25%, 04/01/29 .............................      $ 3,037,161
     955,000        Fifth Portfolio, Pre-Refunded, 7.50%, 12/01/15 ............................................        1,082,407
                Puerto Rico Industrial, Educational, Medical and Environmental Control Facilities, Financing Authority,
                 Higher Educational Revenue, Polytechnic University of Puerto Rico Project,
   1,000,000        Series A, 5.70%, 08/01/13 .................................................................          925,960
   1,500,000        Series A, 5.50%, 08/01/24 .................................................................        1,314,225
   5,810,000    Puerto Rico Industrial, Educational, Medical and Environmental Control Facilities, Hospital Auxilio
                 Mutuo Obligation Group, Series A, 6.25%, 07/01/24 ............................................        5,980,407
                Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
   2,575,000        American Cyanamid Co. Project, 8.75%, 05/01/13 ............................................        2,643,598
   4,010,000        Baxter Travenol Labs., Series A, 8.00%, 09/01/12 ..........................................        4,452,223
     140,000        Higher Citiproperties, Inc., 8.75%, 12/01/00 ..............................................          145,498
     900,000        PepsiCo, Inc. Project, 6.25%, 11/15/13 ....................................................          957,285
                Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities, Financing
                 Authority, Hospital Revenue, Refunding,
   2,500,000     d  Dr. Pila Hospital Project, Series A, 6.125%, 08/01/25 .....................................        2,515,550
     500,000     d  Dr. Pila Hospital Project, Series A, 6.25%, 08/01/32 ......................................          504,140
                Puerto Rico Municipal Finance Agency,
   4,550,000        Series 1988-A, 8.25%, 07/01/08 ............................................................        5,002,907
   2,000,000        Series 1994-A, 6.50%, 07/01/19 ............................................................        2,089,860
   1,000,000    Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series A, AMBAC Insured, 5.75%,
                 07/01/22 .....................................................................................          982,460
   5,655,000    Puerto Rico Port Authority Revenue, Special Facilities, American Airlines, Series A, 6.30%, 06/01/23   5,610,326
                Puerto Rico Telephone Authority Revenue,
   6,450,000        Series 1992-L, 6.125%, 01/01/22 ...........................................................        6,493,086
     500,000        Series 1993-N, 5.50%, 01/01/13 ............................................................          480,005
   1,885,000        Series 1993-N, 5.50%, 01/01/22 ............................................................        1,763,228
                University of Puerto Rico, University System Revenues,
     245,000        Series J, Pre-Refunded, 6.50%, 06/01/13 ...................................................          260,378
   2,000,000        Series M, MBIA Insured, 5.50%, 06/01/15 ...................................................        1,943,540
                Virgin Islands HFA, SFR, Refunding,
     950,000        Series A, 6.45%, 03/01/16 .................................................................          949,981
   2,250,000        Series A, 6.50%, 03/01/25 .................................................................        2,249,954
   5,600,000    Virgin Islands Water and Power Authority, Electric System Revenue, Series A, 7.40%, 07/01/11 ..        5,866,055
                                                                                                                     -----------
                      Total Long Term Investments (Cost $173,275,385) .........................................      181,347,523
                                                                                                                     -----------
            e   Short Term Investment  1.8%
   3,300,000    Puerto Rico Commonwealth, Government Development Bank, Refunding, Weekly VRDN and Put,
                 3.20%, 12/01/15 Cost ($3,300,000) ............................................................        3,300,000
                                                                                                                     -----------
                          Total Investments (Cost $176,575,385)  100.1% .......................................      184,647,523
                          Liabilities in Excess of Other Assets, Net  (.1)% ...................................         (261,919)
                                                                                                                     -----------
                          Net Assets  100.0% ..................................................................     $184,385,604
                                                                                                                     ===========


                At August 31, 1995, the net  unrealized  appreciation  based on the cost of  investments for income tax purposes of $176,608,509 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ..............................................................      $ 8,414,179
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ..............................................................         (375,165)
                                                                                                                     -----------
                  Net unrealized appreciation .................................................................      $ 8,039,014
                                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
FHA      - Federal Housing Authority/Agency
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFC      - Housing Finance Corp.
IDC      - Industrial Development Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MFMR     - Multi-Family Mortgage Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
SFMR     - Single Family Mortgage Revenue
SFR      - Single Family Revenue

dSee note 1(f) regarding securities purchased on a when-issued basis.
eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the unpaid  principal  balance plus accrued  interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


    Face                                                                                                                Value
   Amount       Franklin Federal Intermediate-Term Tax-Free Income Fund                                                (Note 1)
                Long Term Investments  98.1%
                Alabama  1.4%
 $1,000,000     Morgan County, Decatur Health Care Authority Revenue, Refunding, Connie Lee Insured, 5.80%,
                 03/01/04 .....................................................................................      $ 1,040,730
                                                                                                                     -----------
                Alaska  .9%
    500,000     Alaska State HFC, Collateral, First Mortgage Program, 5.80%, 06/01/04 ...........................        510,245
    200,000     Anchorage Parking Authority Lease Revenue, Refunding, 5th Avenue Garage, 6.50%, 12/01/02 ........        213,012
                                                                                                                     -----------
                                                                                                                         723,257
                                                                                                                     -----------
                Arizona  3.0%
  2,000,000     Maricopa County COP, 5.625%, 06/01/00 ...........................................................      2,046,880
    200,000     Mohave County IDA, Hospital System Revenue, Refunding, Medical Environment, Inc., Phoenix Baptist
                 Hospital and Medical Center, 6.00%, 07/01/00 ...................................................        205,528
     75,000     Phoenix HFC, Mortgage Revenue, Project A, MBIA Insured, 6.00%, 07/01/02 .........................         76,888
                                                                                                                     -----------
                                                                                                                       2,329,296
                                                                                                                     -----------
                California  21.5%
    100,000     ABAG Finance Corp., COP, Association XXVI, Series B, 6.30%, 10/01/02 ............................        103,388
  3,000,000     Bakersfield Public Financing Authority Revenue, Series A, 5.80%, 09/15/05 .......................      2,979,690
  1,500,000     California Educational Facilities Authority Revenue, College & University Financing, Refunding, Series B,
                 5.90%, 06/01/03 ................................................................................      1,534,395
                California Statewide CDA Revenue, Refunding, COP, Health Facilities, Barton Memorial Hospital,
    200,000       Series B, 5.70%, 12/01/00 .....................................................................        203,050
    300,000       Series B, 6.40%, 12/01/05 .....................................................................        314,445
    300,000     Coalinga Public Financing Authority Revenue, Series B, 6.10%, 09/15/04 ..........................        301,149
  2,600,000     Fresno Joint Powers Financing Authority, Local Agency Revenue, Refunding, Series A, 6.00%, 09/02/01    2,618,122
                Hesperia Public Finance Authority Revenue,
    505,000       Highway and Street Improvement, Series A, 4.75%, 10/01/96 .....................................        505,712
    555,000       Highway and Street Improvement, Series A, 5.00%, 10/01/97 .....................................        557,031
    605,000       Highway and Street Improvement, Series A, 5.25%, 10/01/98 .....................................        609,060
    100,000     Los Angeles County Transportation Commission, COP, Series B, 5.90%, 07/01/00 ....................        104,894
    450,000     Merced Irrigation District COP, Water Facilities Project, 6.00%, 11/01/02 .......................        462,852
    500,000     New Haven USD, COP, Refunding, 5.30%, 07/01/01 ..................................................        508,465
    200,000     Paso Robles USD, COP, Measure D, Capital Projects, Phase III, 5.75%, 08/01/02 ...................        204,440
    100,000     San Diego County COP, Children's Center Project, 6.00%, 10/01/02 ................................        101,362
    100,000     San Diego Port Facilities Revenue, Refunding, National Steel and Shipbuilding Co., 6.60%, 12/01/02        92,973
    145,000     San Francisco City and County RDA, Refunding, MBIA Insured, Series A, 6.125%, 07/01/02 ..........        145,552
    200,000     San Francisco Downtown Parking Corp. Revenue, 6.25%, 04/01/04 ...................................        207,230
    200,000     San Joaquin County COP, General Hospital Project, 5.90%, 09/01/03 ...............................        203,562
    520,000     San Juan USD, COP, Golden River Elementary School Construction Project, 5.40%, 04/01/01 .........        518,492
  2,000,000     San Ramon Valley USD, COP, Measure A, Capital Project, Series A, 5.95%, 10/01/01 ................      2,055,160
                Snowline Joint USD, COP,
    245,000       Series 1993, 5.50%, 07/01/00 ..................................................................        243,853
    260,000       Series 1993, 5.60%, 07/01/01 ..................................................................        258,575
    275,000       Series 1993, 5.70%, 07/01/02 ..................................................................        273,290
    290,000       Series 1993, 5.80%, 07/01/03 ..................................................................        287,996
    400,000     Solano County COP, Refunding, Justice Facility and Public Building Project, 5.875%, 10/01/05 ....        397,132
    100,000     Southern California Rapid Transit District Revenue, Special Benefit AD A2, Series 92A, 6.00%, 09/01/02   105,653
                Susanville Public Financing Authority Revenue, Water Facilities,
     25,000       Series A, AMBAC Insured, 5.90%, 09/01/02 ......................................................         26,682
    100,000       Series A, AMBAC Insured, 6.00%, 09/01/03 ......................................................        106,707
    500,000     Tahoe City, Public Utilities District COP, Capital Facilities Project, Series B, 6.05%, 06/01/01         510,860
    100,000     Tuolumne County COP, Multiple Facilities Project, 6.00%, 06/01/99 ...............................        101,456
                                                                                                                     -----------
                                                                                                                      16,643,228
                                                                                                                     -----------



                Colorado  6.9%
                Denver City and County Airport Revenue,
 $3,000,000       Series A, 7.00%, 11/15/99 .....................................................................    $ 3,186,810
    335,000       Series C, 6.25%, 11/15/00 .....................................................................        348,939
  1,500,000     Montrose County COP, 6.20%, 06/15/03 ............................................................      1,558,815
    255,000     Summit County Recreational Facilities Revenue, Refunding, Copper Mountain, Mandatory Put 10/01/99,
                 5.90%, 04/01/17 ................................................................................        265,628
                                                                                                                     -----------
                                                                                                                       5,360,192
                                                                                                                     -----------
                District of Columbia  .9%
    700,000     District of Columbia GO, Refunding, Series A, 5.875%, 06/01/05 ..................................        671,636
                                                                                                                     -----------
                Florida  11.5%
    250,000     Alachua County, HFA, Refunding, Santa Fe Health Care Facilities Project, 6.875%, 11/15/02 .......        269,800
  3,250,000     Gateway Service District Revenue, Transportation/Roadway Service Charges, 8.50%, 05/01/04 .......      3,421,958
  1,000,000     Hillsborough County Florida IDA, University Community Hospital, MBIA Insured, 5.375%, 08/15/04 ..      1,040,630
                Northern Palm Beach County Water Control District, Unit Development Number 31,
    405,000       Program 1, 6.60%, 11/01/03 ....................................................................        422,569
    320,000       Program 2, 6.60%, 11/01/03 ....................................................................        333,882
    795,000     Palm Bay Lease Revenue, Refunding, Florida Education and Reseach Foundation, Project A, 6.10%,
                 09/01/03 .......................................................................................        806,559
  2,700,000     Palm Beach County Solid Waste IDR, Okeelanta Power Project, Series A, 6.375%, 02/15/07 ..........      2,574,585
                                                                                                                     -----------
                                                                                                                       8,869,983
                                                                                                                     -----------
                Georgia  .2%
    100,000     Fulton County Development Authority, Special Facilities Revenue, Delta Air Lines, Inc. Project, 6.85%,
                 11/01/07 .......................................................................................        104,194
                                                                                                                     -----------
                Guam  1.3%
  1,000,000     Guam Government GO, Series 1995-A, 5.90%, 09/01/05 ..............................................        999,240
                                                                                                                     -----------
                Illinois  1.6%
    850,000     Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03............        873,630
    360,000     Illinois Housing Development Authority Revenue, Homeowner Mortgage, Sub-Series A-1, 6.10%, 02/01/05      371,671
                                                                                                                     -----------
                                                                                                                       1,245,301
                                                                                                                     -----------
                Indiana  2.8%
  2,000,000     Franklin City, EDR, Refunding, Hoover Universal, Inc. Project, Johnson Controls, 6.10%, 12/01/04       2,071,140
    100,000     Indianapolis Local Public Improvement Bond, Series D, 6.10%, 02/01/02 ...........................        104,897
                                                                                                                     -----------
                                                                                                                       2,176,037
                                                                                                                     -----------
                Iowa  .3%
    200,000     Iowa State Financial Authority Hospital, Facilities Revenue, Refunding, Trinity Regional Hospital Project,
                 6.50%, 07/01/00 ................................................................................        208,866
                                                                                                                     -----------
                Kentucky  .8%
    100,000     Kenton County Airport Board Revenue, Special Facilities, Delta Airlines, Inc. Project A, 6.75%, 02/01/02 104,472
    500,000     Mt. Sterling Lease Revenue, Kentucky League Cities Funding, Series A, 5.625%, 03/01/03 ..........        510,855
                                                                                                                     -----------
                                                                                                                         615,327
                                                                                                                     -----------
                Louisiana  .8%
     55,000     Calcasieu Parish, Public Transportation Authority Mortgage Revenue, Refunding, Series B, 6.375%,
                 11/01/02 .......................................................................................         57,151
    300,000     Louisiana State Correctional Facilities Corp. Lease Revenue, Refunding, FSA Insured, 5.25%, 12/15/00     308,736



  $ 100,000     Louisiana State Offshore Terminal Authority, Deepwater Port Revenue, Refunding, First Stage, Loop, Inc.,
                 Series B, 6.20%, 09/01/03 ......................................................................      $ 106,536
    100,000     Louisiana State Public Facility Authority Revenue, Student Loan, Series A-1, 6.20%, 03/01/01 ....        105,352
                                                                                                                     -----------
                                                                                                                         577,775
                                                                                                                     -----------
                Maryland  .3%
    235,000     Baltimore EDR, Lease, Refunding, Armistead Partnership, Series A, 6.75%, 08/01/02 ...............        253,624
                                                                                                                     -----------
                Massachusetts  1.6%
    200,000     Massachusetts State Industrial Finance Agency, Resource Recovery Revenue, Refunding, Refusetech, Inc.
                 Project, Series A, 5.45%, 07/01/01 .............................................................        208,164
                New England Educational Loan Corp., Massachusetts Student Loan Revenue, Refunding,
    600,000       Series B, 5.00%, 06/01/98 .....................................................................        606,984
    415,000       Series B, 5.60%, 06/01/02 .....................................................................        426,906
                                                                                                                       1,242,054
                Michigan  1.3%
  1,000,000     Detroit GO, Refunding, Series B, 6.375%, 04/01/06 ...............................................      1,010,270
                                                                                                                     -----------
                Minnesota  .3%
    200,000     Minneapolis CDA, Supported Development Revenue, Series 91-5A, 7.20%, 12/01/04 ...................        216,924
                                                                                                                     -----------
                Mississippi  1.6%
  1,250,000     Mississippi State Higher Education Assistant Corp., Student Loan Revenue, Series A, 4.80%, 09/01/99    1,259,450
                                                                                                                     -----------
                Missouri  1.3%
  1,000,000     St. Louis Municipal Finance Corp., Leasehold Revenue, Refunding, Series A, 5.375%, 07/15/03 .....      1,014,320
                                                                                                                     -----------
                Nebraska  .4%
    300,000     Nebraska Higher Education Loan Program, Inc. Revenue, Subject Lien, Series A-6, 6.70%, 12/01/02..        319,377
                                                                                                                     -----------
                New Jersey  1.5%
    125,000     New Jersey EDA, Economic Growth, 2nd Revenue, Series F-1, 6.00%, 12/01/02 .......................        128,153
  1,000,000     New Jersey Health Care Facilities Financing Authority Revenue, Refunding, Monmouth Medical Center,
                 Series C, CGIC Insured, 5.80%, 07/01/04 ........................................................      1,054,220
                                                                                                                     -----------
                                                                                                                       1,182,373
                                                                                                                     -----------
                New York  5.6%
                New York City GO,
    515,000       Refunding, Series C, 6.50%, 08/01/04 ..........................................................        539,025
    800,000       Refunding, Series D, 5.75%, 08/01/03 ..........................................................        801,456
    100,000       Series B, 6.25%, 10/01/01 .....................................................................        104,239
    250,000       Series H, 7.00%, 02/01/05 .....................................................................        266,088
  2,500,000     New York City Health and Hospital Authority, Local Government Revenue, Refunding, Series A, 6.00%,
                 02/15/06 .......................................................................................      2,424,550
     90,000     New York City IDA, Civic Facilities Revenue, New York Blood Center, Inc. Project, 6.80%, 05/01/02         97,166
    100,000     Oneida-Herkimer Solid Waste Management Authority, Solid Waste Systems Revenue, Refunding, 6.20%,
                 04/01/00 .......................................................................................        104,222
                                                                                                                     -----------
                                                                                                                       4,336,746
                                                                                                                     -----------
                Oklahoma  2.6%
  2,020,000     Jackson County Memorial Hospital Authority Revenue, Refunding, Memorial Hospital Project, 6.75%,
                 08/01/04 .......................................................................................      1,940,351
    100,000     Tulsa Public Facilities Authority, Lease Payment Revenue, Refunding, Assembly Center, 5.80%, 07/01/01    103,224
                                                                                                                     -----------
                                                                                                                       2,043,575
                                                                                                                     -----------



                Pennsylvania  5.0%
  $ 500,000     Allegheny County Higher Education, Building Authority Revenue, Community College, Series A, 5.50%,
                 06/01/05 .......................................................................................      $ 510,915
    100,000     Cambria County Hospital Development Authority, Revenue, Refunding & Improvement, Conemaugh Valley
                 Hospital, Series B, Connie Lee Insured, 5.90%, 07/01/03 ........................................        104,965
    100,000     Langhorne Manor Borough Higher Education and Health Authority Revenue, Lower Bucks Hospital,
                 6.75%, 07/01/02 ................................................................................         99,879
                Lebanon County Good Samaritan Hospital Authority Revenue, Refunding,
    535,000       Good Samaritan Hospital Project, 5.25%, 11/15/01 ..............................................        523,893
    615,000       Good Samaritan Hospital Project, 5.35%, 11/15/02 ..............................................        600,615
    575,000       Good Samaritan Hospital Project, 5.50%, 11/15/03 ..............................................        561,988
                Northeastern Hospital and Educational Authority Revenue,
    390,000       Kings College, 5.50%, 07/15/02 ................................................................        389,969
    410,000       Kings College, 5.60%, 07/15/03 ................................................................        409,967
                Philadelphia Gas Works Revenue, Refunding,
    300,000       Series A, 5.70%, 07/01/00 .....................................................................        312,123
    300,000       Series A, 5.80%, 07/01/01 .....................................................................        314,274
                                                                                                                     -----------
                                                                                                                       3,828,588
                                                                                                                     -----------
                Puerto Rico  2.1%
                Puerto Rico Electric Power Authority Revenue,
    100,000       Series Q, 5.90%, 07/01/01 .....................................................................        106,092
  1,345,000       Series T, 6.00%, 07/01/04 .....................................................................      1,435,909
    100,000     Puerto Rico Municipal Finance Agency, Series A, 5.30%, 07/01/00 .................................        102,423
                                                                                                                     -----------
                                                                                                                       1,644,424
                                                                                                                     -----------
                South Dakota  4.0%
  1,000,000     South Dakota HDA, Homeownership Mortgage, Series B, 6.05%, 05/01/04 .............................      1,045,790
  2,000,000     South Dakota State Student Loan Finance Corp., 6.35%, 08/01/05 ..................................      2,075,200
                                                                                                                     -----------
                                                                                                                       3,120,990
                                                                                                                     -----------
                Tennessee  1.0%
    750,000     Metropolitan Government, Nashville & Davidson County IDBR, Refunding & Improvement,
                 Osco Treatment, Inc., 6.00%, 05/01/03 ..........................................................        748,560
                                                                                                                     -----------
                Texas  1.6%
    785,000     Abilene Higher Education Facilities Corp., Higher Education Revenue, Refunding & Improvement,
                 Abilene Christian Facility, 5.90%, 10/01/05 ....................................................        800,472
    410,000     Houston HFC, SFMR, Refunding, Series A, FSA Insured, 5.45%, 06/01/03 ............................        413,309
                                                                                                                     -----------
                                                                                                                       1,213,781
                                                                                                                     -----------
                Utah  2.5%
  2,000,000     Davis County Solid Waste Management and Energy Recovery Revenue, Refunding, Special Service
                 District, 5.50%, 06/15/00 ......................................................................      1,935,480
                                                                                                                     -----------
                Virginia  9.4%
  2,800,000     Covington-Alleghany County, Refunding, Westvaco Corp. Project, 5.85%, 09/01/04 ..................      2,968,532
  1,000,000     Virginia College Building Authority, Educational Facilities Revenue, Hampton University Project, 5.375%,
                 04/01/03 .......................................................................................      1,023,350
                Virginia State HDA, Commonwealth Mortgage,
  1,695,000       Series C, Sub-Series 7, 5.60%, 01/01/03 .......................................................      1,748,189
  1,475,000       Series C, Sub-Series 7, 5.70%, 01/01/04 .......................................................      1,526,197
                                                                                                                     -----------
                                                                                                                       7,266,268
                                                                                                                     -----------



                Washington  2.1%
  $ 600,000     Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 ....................      $ 623,454
                Washington State Health Care Facilities Authority Revenue,
    345,000       Spokane Heart Institute, Series A, 5.125%, 08/15/02 ...........................................        342,306
    300,000       Spokane Heart Institute, Series A, 5.25%, 08/15/03 ............................................        297,876
    390,000       Spokane Heart Institute, Series A, 5.25%, 08/15/04 ............................................        383,978
                                                                                                                     -----------
                                                                                                                       1,647,614
                                                                                                                     -----------
                      Total Long Term Investments (Cost $74,283,755) ............................................     75,849,480
                                                                                                                     -----------
            e   Short Term Investment  .4%
    300,000     Jacksonville PCR, Refunding, Florida Power and Light Co. Project, Daily VRDN and Put, 3.35%, 05/01/29
                 (Cost $300,000) ................................................................................        300,000
                                                                                                                     -----------
                          Total Investments (Cost $74,583,755)  98.5% ...........................................     76,149,480
                          Others Assets and Liabilities, Net  1.5% ..............................................      1,195,861
                                                                                                                     -----------
                          Net Assets  100.0% ....................................................................    $77,345,341
                                                                                                                     ===========


                At August 31, 1995,  the net  unrealized  appreciation  based on the cost of  investments for income tax purposes of $74,583,755 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ................................................................      1,983,798
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ................................................................       (418,073)
                                                                                                                     -----------
                  Net unrealized appreciation ...................................................................    $ 1,565,725
                                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
ABAG - Association of Bay Area Governments
AD - Assessment District
AMBAC - American Municipal Bond Assurance Corp.
CDA - Community Development Agency
CGIC - Capital Guaranty Insurance Co.
COP - Certificate of Participation
EDA - Economic Development Authority
EDR - Economic Development Revenue
FSA - Financial Security Assistance
GO - General Obligation
HDA - Housing Development Authority/Agency
HFA - Housing Finance Authority/Agency
HFC - Housing Finance Corp.
IDA - Industrial Development Authority/Agency
IDBR - Industrial Development Board Revenue
IDR - Industrial Development Revenue
MBIA - Municipal Bond Investors Assurance Corp.
PCR- Pollution Control Revenue
RDA - Redevelopment Agency
SFMR - Single Family Mortgage Revenue
USD - Unified School District

eVariable rate demand notes (VRDNs) are tax exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on speicified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


    Face                                                                                                           Value
   Amount       Franklin High Yield Tax-Free Income Fund                                                          (Note 1)
                Long Term Investments  97.2%
                Bonds  94.9%

                Alabama  .6%
 $ 7,055,000    Homewood Special Care Facilities Financing Authority, Hospital Revenue, Lakeshore Hospital
                 Project, Series B, Pre-Refunded, 8.25%, 02/01/04 ..........................................         $ 8,042,771
                Marshall County Health Care Authority, Hospital Revenue,
   5,000,000        Guntersville, Arab Medical Center, Pre-Refunded, 10.25%, 10/01/13 ......................           5,758,200
   3,300,000        Refunding, Boaz-Albertville Medical Center, 6.20%, 01/01/08 ............................           3,274,425
     500,000    Marshall County Hospital Board Revenue, Refunding, Boaz-Albertville Medical Center,
                 Pre-Refunded, 8.875%, 01/01/05 ............................................................             540,600
   2,500,000    Prichard Water Works and Sewer Board Revenue, Pre-Refunded, 9.50%, 11/15/14 ................           2,950,700
     700,000  f Wedowee Utilities Board, COP, Consolidated Financial Services, Inc., Pre-Refunded, 10.50%,
                 01/15/11 ..................................................................................             679,000
                                                                                                                     -----------
                                                                                                                      21,245,696
                                                                                                                     -----------
                Alaska   .3%
                Alaska Industrial Development and Export Revenue,
   4,000,000        American President Lines Project, 8.00%, 11/01/09 ......................................           4,369,280
     985,000        Revolving Fund, Series A, 6.20%, 04/01/10 ..............................................           1,001,991
   5,000,000    Alaska State HFC, Mortgage Program, First Series, 5.90%, 12/01/33 ..........................           4,670,750
   1,705,000    Palmer Golf Course Lease, COP, 10.25%, 07/01/08 ............................................           1,833,574
                                                                                                                     -----------
                                                                                                                      11,875,595
                                                                                                                     -----------
                Arizona  1.2%
     950,000    Gila County IDA, PCR, Refunding, ASARCO, Inc. Project, 8.90%, 07/01/06 .....................           1,038,293
   8,500,000    Maricopa County PCR, Refunding, Public Services, Palo Verde, Series A, 6.375%, 08/15/23 ....           8,142,235
   4,000,000    Maricopa County Rural Road ID, 8.625%, 07/01/07 ............................................           4,429,160
  16,785,000    Red Hawk Canyon Community Facility, 7.625%, 06/01/05 .......................................          16,595,330
   7,900,000    Salt River Project, Agricultural Improvement and Power District Electric System Revenue, Series A,
                 6.00%, 01/01/31 ...........................................................................           7,902,686
   2,285,000    Tempe IDA, Residential Care Facilities Revenue, Volunteers of America Care Facilities, 9.00%,
                 06/01/18 ..................................................................................           2,418,627
                                                                                                                     -----------
                                                                                                                      40,526,331
                                                                                                                     -----------
                Arkansas  .6%
   2,400,000    Baxter County IDR, Refunding, Aeroquip/Trinova Corp. Project, 5.80%, 10/01/13 ..............           2,329,344
   1,000,000    Conway Hospital Revenue, Refunding, Series 1990, 8.375%, 07/01/11 ..........................           1,072,170
                Independence County PCR,
   4,275,000        Mississippi Power and Light Co. Project, Series A, 9.00%, 07/01/13 .....................           4,788,599
   1,185,000        Mississippi Power and Light Co. Project, Series B, 9.00%, 07/01/13 .....................           1,327,366
     200,000        Mississippi Power and Light Co. Project Series C, 9.50%, 07/01/14 ......................             227,360
   5,000,000        Refunding, Arkansas Power and Light Co. Project, 6.25%, 01/01/21 .......................           5,024,900
     750,000    Little Rock Sewer Revenue, Refunding, 5.40%, 08/01/10 ......................................             731,970
   6,925,000    Pope County PCR, Arkansas Power and Light Co. Project, 11.00%, 12/01/15 ....................           7,150,478
                                                                                                                     -----------
                                                                                                                      22,652,187
                                                                                                                     -----------
                California  13.0%
  20,350,000    Adelanto Improvement Agency Tax Allocation, Refunding & Improvement Project, Series C, 7.75%,
                 12/01/29 ..................................................................................          17,704,500
  13,400,000    Alameda County MFHR, Refunding, Claremont House Project, Series A, 8.00%, 12/01/23 .........          13,608,504
                Antioch 1915 Act, AD No. 27, Lone Tree,
  11,080,000        Series C, 7.70%, 09/02/17 ..............................................................          11,427,026
   4,480,000        Series D, 7.30%, 09/02/13 ..............................................................           4,547,379
  22,515,000    Arroyo Grande Hospital System COP, Vista Hospital Systems, Refunding, Series A, 9.50%,
                 07/01/20 ..................................................................................          23,490,575



 $ 2,850,000    Azusa RDA, Tax Allocation, Refunding, Merged Area Project, Series A, 6.75%, 08/01/23 .......         $ 2,863,623
   4,575,000    Beaumont Public Financing Authority Revenue, Sewer Enterprise Project, Series A, 6.90%,
                 09/01/23 ..................................................................................           4,442,737
                Benicia 1915 Act, Refunding,
     205,000        Fleetside Industrial Park Assessment, 4.50%, 09/02/96 ..................................             204,371
     215,000        Fleetside Industrial Park Assessment, 4.80%, 09/02/97 ..................................             213,710
     225,000        Fleetside Industrial Park Assessment, 5.00%, 09/02/98 ..................................             223,031
     235,000        Fleetside Industrial Park Assessment, 5.25%, 09/02/99 ..................................             232,340
     250,000        Fleetside Industrial Park Assessment, 5.50%, 09/02/00 ..................................             247,318
     265,000        Fleetside Industrial Park Assessment, 5.65%, 09/02/01 ..................................             261,693
     275,000        Fleetside Industrial Park Assessment, 5.80%, 09/02/02 ..................................             271,125
     290,000        Fleetside Industrial Park Assessment, 5.90%, 09/02/03 ..................................             285,473
     310,000        Fleetside Industrial Park Assessment, 6.00%, 09/02/04 ..................................             304,727
     325,000        Fleetside Industrial Park Assessment, 6.10%, 09/02/05 ..................................             319,053
     345,000        Fleetside Industrial Park Assessment, 6.20%, 09/02/06 ..................................             338,279
     370,000        Fleetside Industrial Park Assessment, 6.30%, 09/02/07 ..................................             362,393
     390,000        Fleetside Industrial Park Assessment, 6.40%, 09/02/08 ..................................             381,599
     415,000        Fleetside Industrial Park Assessment, 6.50%, 09/02/09 ..................................             405,696
     440,000        Fleetside Industrial Park Assessment, 6.60%, 09/02/10 ..................................             429,788
     470,000        Fleetside Industrial Park Assessment, 6.70%, 09/02/11 ..................................             458,758
     305,000        Fleetside Industrial Park Assessment, 6.80%, 09/02/12 ..................................             300,474
   3,000,000    California Educational Facilities Authority Revenue, Pooled College and University Financing,
                 Series B, 6.125%, 06/01/09 ................................................................           2,973,570
   1,125,000    California Special Districts, Association Financial Corp. COP, Santa Cruz Port Authority, Series B,
                 7.50%, 05/01/13  ..........................................................................           1,140,525
                California State Health Facilities Hospital Revenue, Summit Medical Center, Refunding,
   5,070,000        Series A, 7.50%, 05/01/09 ..............................................................           4,913,945
   2,155,000        Series A, 7.60%, 05/01/15 ..............................................................           2,096,944
   6,095,000        Series B, 7.50%, 05/01/09 ..............................................................           5,907,396
   3,500,000    California State Higher Education Loan Authority, Inc., Student Loan Revenue, Refunding,
                 Junior Lien, Series B, 9.00%, 07/03/97 ....................................................           3,579,170
                Capistrano USD, CFD,
     285,000        Special Tax No. 92-1, 6.60%, 09/01/05 ..................................................             275,119
     280,000        Special Tax No. 92-1, 6.70%, 09/01/06 ..................................................             269,693
     325,000        Special Tax No. 92-1, 6.80%, 09/01/07 ..................................................             312,406
     260,000        Special Tax No. 92-1, 6.90%, 09/01/08 ..................................................             249,473
   1,000,000        Special Tax No. 92-1, 7.00%, 09/01/18 ..................................................             926,090
   3,740,000    Colton Community Facilities District, Special Tax No. 90-1, 9.00%, 09/01/20 ................           3,419,445
                Contra Costa County Public Financing Authority Revenue,
   2,515,000        Refunding, 6.625%, 09/02/10 ............................................................           2,464,750
   2,970,000        Refunding, 6.875%, 09/02/16 ............................................................           2,948,794
                Corona COP,
   9,655,000        Corona Community Hospital Project, Pre-Refunded ETM, 9.425%, 09/01/06 ..................          11,974,903
   8,820,000        Corona Community Hospital Project, Pre-Refunded, 9.425%, 09/01/20 ......................          11,992,201
   7,700,000        Vista Hospital Systems, Series B, Refunding, 9.00%, 01/01/01 ...........................           7,729,876
  10,885,000        Vista Hospital Systems, Series B, Refunding, 9.50%, 07/01/20 ...........................          11,438,393
   4,845,000    Eden Township Hospital District Health Facilities Revenue, COP, Refunding, Insured Eden Hospital
                 Health Services Corp., 5.85%, 07/01/18 ....................................................           4,429,590
                Emeryville RDA, MFHR, Emerybay Apartments,
     230,000        Series 1991, 8.75%, 12/01/02 ...........................................................             235,619
   3,770,000        Series 1991, 8.75%, 12/01/21 ...........................................................           3,815,278



 $37,675,000    Foothill Eastern Transportation Corridor Agency, California Toll Road Revenue, Series A, 6.50%,
                 01/01/32 ..................................................................................        $ 36,798,680
   4,175,000    Hawthorne CRDA, Refunding, Hawthorne Plaza Project, 8.50%, 07/01/20 ........................           4,264,679
   8,900,000    Hesperia Public Financing Authority Revenue, Series B, 7.375%, 10/01/23 ....................           8,800,498
   6,000,000    Lake Elsinore 1915 Act, AD No. 93-1, Series A, 7.90%, 09/02/24 .............................           6,072,780
     100,000 a,b,f Long Beach IDR, Kress Rehabilitation Project, 9.75%, 12/01/16 ...........................              12,500
   3,065,000    Long Beach Special Tax CFD No. 2, West Long Beach, 7.50%, 09/01/11 .........................           3,127,066
   1,530,000    Long Beach Special Tax CFD No. 3, Pine Ave., 6.25%, 09/01/07 ...............................           1,512,221
  30,400,000    Los Angeles County, CFD No. 4, Special Tax Improvement, Calabassas Area B, Series A, 9.25%,
                 09/01/22 ..................................................................................          30,998,576
                Los Angeles MFR, Refunding,
     255,000        Series J-1A, 7.125%, 01/01/24 ..........................................................             245,239
     675,000        Series J-1B, 7.125%, 01/01/24 ..........................................................             649,161
   1,435,000        Series J-1C, 7.125%, 01/01/24 ..........................................................           1,380,068
   1,380,000        Series J-2A, 8.50%, 01/01/24 ...........................................................           1,310,710
   3,345,000        Series J-2B, 8.50%, 01/01/24 ...........................................................           3,177,048
   7,120,000        Series J-2C, 8.50%, 01/01/24 ...........................................................           6,762,505
                Los Angeles Regional Airports Improvement Corp., Lease Revenue,
   9,500,000        Refunding, United Airlines, Inc., 6.875%, 11/15/12 .....................................           9,689,715
   2,100,000        Sub-Lease Revenue, Continental Airlines, Inc., Terminal Facilities, 9.00%, 08/01/08 ....           2,237,067
   7,775,000        Sub-Lease Revenue, Continental Airlines, Inc., Terminal Facilities, 9.00%, 08/01/17 ....           8,282,474
   4,445,000    Needles Public Financing Authority, Local Agency Revenue, Series A, 10.00%, 10/01/24 .......           4,650,670
   2,975,000    Orinda 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 09/02/19 .................................           3,018,019
                Palmdale California Special Tax Community Facility, Ritter Ranch,
  23,500,000        Series A, 8.50%, 09/01/24 ..............................................................          23,499,530
   4,500,000        Series A, 8.50%, 09/01/25 ..............................................................           4,499,910
                Perris Public Financing Authority, Local Agency Revenue,
   2,035,000        Series B, 7.125%, 08/15/15 .............................................................           1,997,760
   4,095,000        Series B, 7.25%, 08/15/23 ..............................................................           4,046,433
   5,425,000    Richmond Joint Power Finance Authority Improvement Bond, 1915 Act, Improvement Districts
                 Nos. 851 and 853, Series B, 8.50%, 09/02/19 ...............................................           5,598,220
                Riverside County COP, Airforce Village Project,
   7,160,000        Series 1992, 8.125%, 06/15/07 ..........................................................           7,410,099
   5,290,000        Series 1992, 8.125%, 06/15/12 ..........................................................           5,440,659
  12,000,000    Roseville Special Tax, North Center Community Facility District, 8.60%, 11/01/17 ...........          12,408,600
                Sacramento County 1915 Act, Refunding,
   1,020,000        Sunrise/US Corridor Assessment, 6.10%, 09/02/01 ........................................           1,020,092
   1,125,000        Sunrise/US Corridor Assessment, 6.30%, 09/02/02 ........................................           1,125,045
   1,515,000        Sunrise/US Corridor Assessment, 6.50%, 09/02/03 ........................................           1,487,306
   1,620,000        Sunrise/US Corridor Assessment, 6.60%, 09/02/04 ........................................           1,587,811
   1,725,000        Sunrise/US Corridor Assessment, 6.70%, 09/02/05 ........................................           1,688,223
   1,840,000        Sunrise/US Corridor Assessment, 6.80%, 09/02/06 ........................................           1,798,342
   1,970,000        Sunrise/US Corridor Assessment, 6.90%, 09/02/07 ........................................           1,923,035
   2,100,000        Sunrise/US Corridor Assessment, 7.00%, 09/02/08 ........................................           2,047,668
   2,165,000        Sunrise/US Corridor Assessment, 7.00%, 09/02/09 ........................................           2,108,623
                 San Bernardino County Finance Authority Revenue, Refunding, Public Improvement, AD,
   1,460,000        Series A, 6.00%, 09/02/01 ..............................................................           1,435,560
   1,285,000        Series A, 6.50%, 09/02/04 ..............................................................           1,281,531
   2,720,000        Series A, 7.00%, 09/02/17 ..............................................................           2,707,869
  15,000,000    San Francisco City and County RDA, Pre-Refunded, 7.75%, 09/01/06 ...........................          16,042,500



                San Francisco Downtown Parking Corp. Revenue,
 $ 1,800,000        Series 1993, 6.55%, 04/01/12 ...........................................................         $ 1,838,340
   2,150,000        Series 1993, 6.65%, 04/01/18 ...........................................................           2,195,580
                San Joaquin Hills Transportation, Corridor Agency Toll Road Revenue,
  10,850,000        Sr. Lien, 6.75%, 01/01/32 ..............................................................          10,893,183
   5,765,000        Sr. Lien, 5.00%, 01/01/33 ..............................................................           4,497,219
   1,500,000    San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 02/01/10 ............................           1,554,450
                San Ramon 1915 Act,
   1,005,000        Fostoria Parkway Reassessment District No. 93-1, 6.30%, 09/02/03 .......................           1,005,613
   2,585,000        Fostoria Parkway Reassessment District No. 93-1, 6.80%, 09/02/15 .......................           2,601,854
                Santa Rosa 1915 Act, Fountaingrove Parkway,
   3,340,000        Extension, 7.40%, 09/02/13 .............................................................           3,376,439
   3,450,000        Extension, 7.625%, 09/02/19 ............................................................           3,491,849
   2,000,000    South San Francisco RDA, Tax Allocation, Gateway Redevelopment Project, 7.60%, 09/01/18 ....           2,077,680
                Vallejo Special Tax,
   7,500,000        CFD No. 1988-1, 8.90%, 08/01/21 ........................................................           7,833,375
  12,000,000        CFD No. 1991-1, 8.80%, 10/01/21 ........................................................          12,712,560
                                                                                                                     -----------
                                                                                                                     454,639,986
                                                                                                                     -----------
                Colorado  5.0%
   2,485,000    Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 06/01/11 ....................           2,851,190
   3,000,000    Arvada MFHR, Springwood Community, Project A, 6.45%, 02/20/26 ..............................           3,041,640
                Auraria Higher Educational Center, Parking Facilities Revenue, Refunding,
   1,600,000        Pre-Refunded, 7.875%, 04/01/12 .........................................................           1,824,256
   3,450,000        Pre-Refunded, 7.75%, 04/01/09 ..........................................................           3,915,888
  12,800,000    Colorado Health Facilities Authority, Beneficial Living System, Inc., Series A, 10.125%, 10/01/20     13,722,752
                Colorado HFA,
     655,000        SF Program, Issue A-2, 9.375%, 08/01/02 ................................................             687,495
     550,000        SF Program, Series A-2, 9.25%, 08/01/01 ................................................             576,257
     710,000        SF Program, Series B-1, 8.70%, 08/01/01 ................................................             738,996
     735,000        SFMR, Series B-3, 9.75%, 08/01/02 ......................................................             746,642
   1,170,000        SFMR, Series C, 9.20%, 08/01/02 ........................................................           1,219,971
   1,255,000    Colorado HFA, SFMR, Series 1991-C, 9.075%, 08/01/03 ........................................           1,309,630
                Denver City and County Airport System Revenue,
   5,830,000        Series A, 7.50%, 11/15/12 ..............................................................           6,356,566
   5,840,000        Series A, 8.25%, 11/15/12 ..............................................................           6,517,732
  11,065,000        Series A, 8.00%, 11/15/17 ..............................................................          11,705,995
  31,800,000        Series A, 8.50%, 11/15/23 ..............................................................          35,840,826
  30,950,000        Series A, 7.25%, 11/15/25 ..............................................................          33,085,241
     145,000        Series A, 8.00%, 11/15/25 ..............................................................             159,204
     500,000        Series D, 7.75%, 11/15/13 ..............................................................             583,765
   4,190,000        Series D, 7.75%, 11/15/21 ..............................................................           4,553,985
                Eagle County Sports Facilities Revenue, Refunding,
  19,600,000        Beaver Creek Association Project, 8.00%, 08/01/09 ......................................          20,777,372
  21,600,000        Vail Association Project, 8.00%, 08/01/09 ..............................................          22,897,512
     300,000    Fort Collins IDR, Vipont Pharmaceutical, Inc. Project, Pre-Refunded, 9.25%, 08/01/13 .......             344,688
   3,000,000  h Village Castle Rock Metropolitan District No. 4, 8.50%, 06/01/31 ...........................             637,500
                                                                                                                     -----------
                                                                                                                     174,095,103
                                                                                                                     -----------



                Connecticut  .1%
 $ 2,905,000    Connecticut Development Authority, First Mortgage Revenue, East Hill Gladeview Health Project 86,
                 9.75%, 12/15/16  ........................................................................           $ 3,204,767
                                                                                                                     -----------
                                                                                                                       3,204,767
                                                                                                                     -----------
                District of Columbia  1.5%
                District of Columbia Hospital Revenue,
   4,305,000        Hadley Memorial Hospital, Series A, 9.50%, 05/01/17 ....................................           4,309,736
   2,000,000        Washington Hospital Center, Series A, 7.00%, 08/15/05 ..................................           2,082,040
   4,500,000        Washington Hospital Center, Series A, 7.125%, 08/15/19 .................................           4,441,230
  15,450,000        Washington Hospital Center, Series A, Pre-Refunded, 9.00%, 01/01/08 ....................          18,759,854
   3,750,000        Washington Hospital Center, Series A, Pre-Refunded, 8.75%, 01/01/15 ....................           4,499,888
                Washington DC, GO,
   7,800,000        Series A, 5.875%, 06/01/05 .............................................................           7,483,944
  11,775,000        Series A, 6.00%, 06/01/07 ..............................................................          11,258,078
                                                                                                                     -----------
                                                                                                                      52,834,770
                                                                                                                     -----------
                  Florida  8.8%
   1,075,000      Bay County Resource Recovery Revenue, Series 1984, Pre-Refunded, 8.00%, 07/01/12 .........           1,150,433
  20,565,000      Broward County Resource Recovery Revenue, Broward Waste Energy Co., L. P., North Project,
                   Series 1984, 7.95%, 12/01/08 ............................................................          22,942,725
  12,500,000      Cape Coral Health Facilities Authority, Revenue, Refunding, First Mortgage, Gulf Care, Inc. Project,
                   Pre-Refunded, 11.00%, 10/01/17 ..........................................................          16,093,500
                  Capron Trails Community Development District,
   2,170,000          Series 1990, 9.375%, 12/01/01 ..........................................................         2,278,044
   5,795,000          Series 1990, 9.50%, 12/01/10 ...........................................................         6,152,204
                  East County Water Control District, Lee County Drain,
   3,200,000          Series 1991, Pre-Refunded, 8.75%, 09/01/01 .............................................         3,595,488
  10,565,000          Series 1991, Pre-Refunded, 8.625%, 09/01/11 ............................................        12,724,486
   1,640,000      Escambia County Health Facilities Authority Revenue, Refunding, Baptist Hospital, Inc., Series A,
                   8.70%, 10/01/14  ..........................................................................         1,817,956
   2,980,000      Flagler County IDA, First Mortgage Revenue, RHA, South Florida Properties, Inc. Projects, 10.50%,
                   12/01/18 ..................................................................................         2,994,900
                  Florida Board of Education, Outlay Public Education,
   5,000,000          Series B, 5.875%, 06/01/23 .............................................................         4,935,450
   5,000,000          Series B, 5.875%, 06/01/24 .............................................................         4,900,900
                  Florida State, Mid Bay Bridge Authority,
   3,200,000          Series 1991-B, Pre-Refunded, 8.50%, 10/01/08 ...........................................         3,616,192
  15,400,000          Series 1991-B, Pre-Refunded, 8.50%, 10/01/22 ...........................................        17,402,924
                  Indian Trace Community Development District, Refunding,
  13,225,000       d  Water Management Special Benefit, Sub-Series B, 8.25%, 05/01/05 ........................        13,419,672
  12,760,000       d  Water Management Special Benefit, Sub-Series B, 8.25%, 05/01/11 ........................        12,971,178
   1,765,000      Lake Clarke Shores Utility System Revenue, Pre-Refunded, 8.75%, 10/01/18 ...................         2,026,096
  12,000,000      Lakeland Retirement Community First Mortgage Revenue, Carpenters Home Estates Project,
                   9.75%, 09/01/18  ..........................................................................        12,538,320
  6,500,000      Manatee County IDR, Manetee Hospital and Health Systems, Inc., 9.25%, 03/01/21 ..............         7,118,280
                  Meadow Pointe Community Development District,
   5,750,000          Capital Improvement Revenue, 6.25%, 07/01/98 ...........................................         5,765,468
   7,870,000          Capital Improvement Revenue, 6.875%, 07/01/99 ..........................................         7,960,741
                  Mount Dora County Club Community Development District,
   4,790,000          Special Assessment Revenue, 6.75%, 05/01/03 ............................................         4,599,119
   4,110,000          Special Assessment Revenue, 7.125%, 05/01/05 ...........................................         4,057,433
   3,650,000          Special Assessment Revenue, 7.75%, 05/01/13 ............................................         3,560,539



                  North Springs ID, Water Management,
 $ 2,000,000          Series A, 8.20%, 05/01/24 ..............................................................       $ 2,121,040
   1,755,000          Series B, 8.30%, 05/01/24 ..............................................................         1,860,704
   6,000,000      Palm Beach County Health Facility Authority Revenue, Refunding, Abbey del Ray Project,
                   Series 1992, 8.25%, 10/01/15 ..............................................................         6,440,700
                  Pelican Marsh CDA, Special Assessment Revenue,
   8,540,000          Series A, 8.25%, 05/01/16 ..............................................................         9,155,563
   6,180,000          Series B, 8.25%, 05/01/16 ..............................................................         6,625,454
   2,480,000      Port Orange Lease Finance Corp., Recreation Facilities Lease Revenue, Pre-Refunded, 8.75%,
                   10/01/12 ..................................................................................         2,931,608
                  Riverwood Community Development, Special AD,
   5,250,000          Series A, 6.75%, 05/01/04 ..............................................................         5,202,015
   3,165,000          Series A, 7.75%, 05/01/14 ..............................................................         3,121,576
   5,000,000      St. Lucie County Reserve, Storm Water Management, 8.25%, 05/01/14 ..........................         5,141,550
                  St. Lucie West Services District Revenue, Refunding,
  20,720,000          Port St. Lucie, 7.875%, 05/01/20 .......................................................        21,594,384
  23,480,000          Port St. Lucie, 8.25%, 12/01/23 ........................................................        24,575,342
                  Santa Rosa County Health Facilities Authority Revenue,
     300,000          Gulf Breeze Hospital, Inc., 8.60%, 10/01/02 ............................................           324,459
     835,000          Gulf Breeze Hospital, Inc., Pre-Refunded, 8.70%, 10/01/14 ..............................           954,722
                  Tampa Capital Improvement Program Revenue,
   3,085,000          Series A, 8.25%, 10/01/18 ..............................................................         3,338,803
   8,900,000          Series B, 8.375%, 10/01/18 .............................................................         9,553,883
  10,000,000      Tampa Revenue, Aquarium, Inc. Project, 7.55%, 05/01/12 .....................................        10,451,700
                  Village Community Development, District No. 1,
   5,960,000          Capital Improvement Revenue, 6.75%, 05/01/02 ...........................................         6,181,772
   4,730,000          Capital Improvement Revenue, 8.40%, 05/01/12 ...........................................         5,089,433
   4,215,000          Capital Improvement Revenue, 8.00%, 05/01/15 ...........................................         4,434,264
   4,155,000      West Volusia Hospital Authority Revenue, Series 1986-B, Pre-Refunded, 9.375%, 09/01/16 .....         4,500,156
                                                                                                                     -----------
                                                                                                                     308,221,176
                                                                                                                     -----------
                  Georgia  .1%
     735,000      Burke County Development Authority, PCR, Georgia Power Co., Plant Vogtle Project, 8.375%,
                   07/01/17 ..................................................................................           791,580
     155,000      Fulton County Residential Care Facilities, Elderly Authority Revenue, Refunding, Lenbrook Square
                   Foundation, Inc. Project, Series 1987, 9.75%, 01/01/17 ....................................           159,703
   1,405,000      Tift County IDAR, Beverly Enterprises, 10.125%, 09/01/10 ...................................         1,602,318
                                                                                                                     -----------
                                                                                                                       2,553,601
                                                                                                                     -----------
                  Hawaii  .4%
   6,500,000      Hawaii Department of Transportation Special Revenue, Continental Airlines, Inc., 9.70%, 06/01/20     7,011,355
   5,125,000      Hawaii State Special AD No. 17, AMBAC Insured, 9.50%, 08/01/11 .............................         5,413,025
   1,315,000      Hawaiian Home Lands Department Revenue, 7.60%, 07/01/08 ....................................         1,429,484
                                                                                                                     -----------
                                                                                                                      13,853,864
                                                                                                                     -----------
                  Illinois  4.3%
   9,150,000      Alton Hospital Facilities Revenue, Refunding, St. Anthony's Health Center Project, 8.375%, 09/01/14  9,756,188
   5,690,000      Aurora MFMR, Fox Valley Two-Oxford, 8.50%, 12/01/08 ........................................         5,608,576
                  Chicago O'Hare Airport Special Facility,
   7,830,000          Refunding, American Airlines, Inc. Project, 8.20%, 12/01/24 ............................         9,042,867
   3,755,000          United Airlines, Inc. Revenue, 8.85%, 05/01/18 .........................................         4,282,653
  15,725,000          United Airlines, Inc., Series 1984-A, 8.85%, 05/01/18 ..................................        17,934,677



                  Chicago Wastewater Transmission Revenue,
 $ 2,810,000          FGIC Insured, Pre-Refunded, 6.35%, 01/01/22 ............................................       $ 3,134,105
   4,780,000          MBIA Insured, 6.375%, 01/01/24 .........................................................         4,889,701
   7,000,000      Illinois Development Financial Authority PCR, Refunding, Commonwealth Edison Co. Project,
                   7.25%, 06/01/11  ..........................................................................         7,449,820
                  Illinois Educational Facilities Authority Revenues,
   4,330,000          Osteopathic Health Systems, 7.125%, 05/15/11 ...........................................         4,406,425
  11,695,000          Osteopathic Health Systems, 7.25%, 05/15/22 ............................................        11,828,206
                  Illinois Health Facilities Authority Revenue,
   3,000,000          Bensenville Home Society, Series B, 8.20%, 02/15/19 ....................................         3,219,420
   6,500,000          Northwestern Medical Center, 6.625%, 11/15/25 ..........................................         6,773,065
   3,000,000          Refunding, Westlake Community Hospital, 7.875%, 01/01/13 ...............................         3,151,200
   2,000,000          Sarah Bush Lincoln Health Center, 7.25%, 05/15/12 ......................................         2,064,680
   3,000,000          Servantcor, Series 1989-B, Pre-Refunded, 7.875%, 08/15/19 ..............................         3,429,780
  19,120,000      Illinois Health Facilities Authority Revenue, Revolving Fund, Pooled Financing, Thorek Hospital and
                   Medical Center, Series H, 9.50%, 08/01/15 .................................................        20,356,108
   6,500,000      Lombard, Village of, Revenue, Refunding, Beacon Hill Project, 9.30%, 02/15/18 ..............         6,719,180
  17,500,000      Robbins Resources Recovery Revenue, Series B, 9.25%, 10/15/16 ..............................        19,231,975
   1,365,000      Sterling First Mortgage Revenue, Hoosier Care Project, Series A, 9.75%, 08/01/19 ...........         1,450,053
                                                                                                                     -----------
                                                                                                                     144,728,679
                                                                                                                     -----------
                  Indiana  .9%
   5,000,000      Crawfordsville Industrial EDR, Refunding, Kroger Co., 7.70%, 11/01/12 ......................         5,291,750
   3,000,000      Indiana Health Facility Authority, Hancock Memorial Hospital University Project, 8.30%, 08/15/20     3,197,880
   1,000,000      Indiana State Educational Facilities Authority Revenue, Anderson University Project, 8.40%,
                   10/01/08 ..................................................................................         1,105,230
  12,500,000      Indianapolis Local Public Improvement Bond, Series C, 6.00%, 01/10/18 ......................        12,525,375
   2,500,000      Jefferson County Hospital Authority Facility Revenue, Refunding, King's Daughters Hospital, 8.50%,
                   08/15/13 ..................................................................................         2,673,975
                  Kokomo Hospital Authority Revenue, Refunding, St. Joseph's Hospital and Health Center of
                   Kokomo,
   2,505,000          Series A, Pre-Refunded, 8.75%, 02/15/13 ................................................         2,859,282
   3,700,000          Series B, Pre-Refunded, 8.75%, 02/15/13 ................................................         4,223,291
                                                                                                                     -----------
                                                                                                                      31,876,783
                                                                                                                     -----------
                  Iowa  .3%
     500,000      Clinton Hospital Facilities Revenue, Jane Lamb Health Center Project, Pre-Refunded, 8.75%,
                   08/01/03 ..................................................................................           571,430
   9,135,000      Des Moines General Hospital, 10.125%, 12/01/11 .............................................         9,171,266
                                                                                                                     -----------
                                                                                                                       9,742,696
                                                                                                                     -----------
                  Kansas  .2%
   5,730,000      Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 08/15/23 .................         5,961,435
                                                                                                                     -----------
                                                                                                                       5,961,435
                                                                                                                     -----------
                  Kentucky  1.4%
     900,000      Danville Multi-City Lease Revenue, Sewer and Drain System, Series G, MBIA Insured,
                   Pre-Refunded, 6.75%, 03/01/11 .............................................................         1,020,843
     960,000      Florence Housing Facilities Revenue, Bluegrass Retirement Housing Foundation Project, 9.50%,
                   07/01/17 ..................................................................................           959,971
   3,300,000      Jefferson County, Health Facilities Revenue, Beverly Project, 10.125%, 08/01/07 ............         3,623,499



                  Kenton County Airport Revenue, Special Facilities,
 $11,000,000          Delta Airlines, Inc. Project, 8.10%, 12/01/15 ..........................................      $ 11,775,170
  11,230,000          Delta Airlines, Inc. Project, Series A, 7.50%, 02/01/20 ................................        11,850,794
   3,595,000          Delta Airlines, Inc. Project, Series B, 7.25%, 02/01/22 ................................         3,767,165
   1,040,000      Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 09/01/06 ..............         1,102,639
                  Russell County, Franciscan Health System Revenue,
   2,000,000          Series B, 8.10%, 07/01/01 ..............................................................         2,210,800
   7,500,000          Series B, 8.10%, 07/01/15 ..............................................................         8,477,325
   1,000,000      Stanford Health Facilities Revenue, Refunding, Beverly Project, 10.375%, 11/01/09 ..........         1,150,180
   3,350,000      Winchester Hospital Revenue, Refunding, Clark County Hospital Project, 7.75%, 04/01/13 .....         3,428,926
                                                                                                                     -----------
                                                                                                                      49,367,312
                                                                                                                     -----------
                  Louisiana  3.4%
   3,045,000      Calcasieu Parish, SFMR, Series 1991-A, 7.75%, 06/01/12 .....................................         3,226,543
     705,000      Iberville Parish Consolidated School District No. 5, GO, Unlimited Tax, Pre-Refunded, 8.00%,
                   10/01/06 ..................................................................................           792,032
  35,000,000      Lake Charles Harbor and Terminal District Port Facilities Revenue, Refunding, Trunkline Co. Project,
                   7.75%, 08/15/22  ..........................................................................        38,644,900
   4,850,000      Pointe Coupee Parish, PCR, Refunding, Gulf States Utilities Co. Project, 6.70%, 03/01/13 ...         4,830,164
                  St. Charles Parish PCR,
  25,500,000          Lousiana Power and Light Co. Project, 8.25%, 06/01/14 ..................................        28,158,375
  13,525,000          Lousiana Power and Light Co. Project, 8.00%, 12/01/14 ..................................        14,758,074
                  West Feliciana PCR,
  17,200,000          Refunding, Gulf System Utilities Co. Project, 8.00%, 12/01/24 ..........................        18,231,484
   8,740,000          Series B, 7.50%, 05/01/15 ..............................................................         9,147,896
                                                                                                                     -----------
                                                                                                                     117,789,468
                                                                                                                     -----------
                  Maine  .1%
   5,000,000      Maine State Finance Authority Solid Waste Disposal Revenue, Boise Cascade Corp. Project,
                   7.90%, 06/01/15  ..........................................................................         5,234,850
   4,800,000      Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 07/01/20 ......................         4,844,448
                                                                                                                     -----------
                                                                                                                      10,079,298
                                                                                                                     -----------
                  Maryland  1.1%
                  Gaithersberg Hospital Facilities Revenue, Refunding, Shady Grove Adventist Hospital,
   2,055,000          Nursing Home, Series 1992-A, Pre-Refunded, 9.00%, 09/01/22 .............................         2,196,425
   3,675,000          Nursing Home, Series 1992-B, Pre-Refunded, 8.50%, 09/01/22 .............................         4,556,522
   6,755,000          Series 1992-B, 8.50%, 09/01/03 .........................................................         7,003,652
   5,340,000          Series 1992-B, 8.50%, 09/01/07 .........................................................         5,794,167
   5,000,000          Series C, 6.00%, 09/01/21 ..............................................................         5,004,150
                  Takoma Park, Hospital Facilities Revenue, Washington Adventist Hospital Project,
   7,020,000          Series B, 8.50%, 09/01/03 ..............................................................         7,207,996
   6,975,000          Series B, 8.50%, 09/01/07 ..............................................................         7,550,438
                                                                                                                     -----------
                                                                                                                      39,313,350
                                                                                                                     -----------
                  Massachusetts  2.1%
   2,000,000      Bay Transit Authority, General Transportation System, Series A, 7.00%, 03/01/21 ............         2,291,020
   4,500,000      Cape Cod Health Systems, Massachusetts Industry Finance Authority, BIG Insured, Pre-Refunded,
                   8.50%, 11/15/20  ..........................................................................         5,412,330
                  Massachusetts Municipal Wholesale, Electric Co. Power Supply System Revenue,
   4,435,000          Series A, 6.75%, 07/01/11 ..............................................................         4,635,019
   3,170,000          Series B, 6.75%, 07/01/17 ..............................................................         3,301,999



 $ 2,000,000      Massachusetts State Health and Educational Facilitity Revenue, Framingham, Union Hospital,
                   Pre-Refunded, 8.50%, 07/01/10 .............................................................       $ 2,377,140
                  Massachusetts State Industrial Finance Agency,
  15,490,000          Semass Project, Series 1991-A, 9.00%, 07/01/15 .........................................        17,258,803
  20,590,000          Semass Project, Series 1991-B, 9.25%, 07/01/15 .........................................        23,025,797
                  Massachusetts State Industrial Finance Agency, First Mortgage Revenue,
   3,000,000          Berkshire Retirement Community, Lenox, Pre-Refunded, 9.875%, 07/01/18 ..................         3,260,910
   2,000,000          Brookhaven at Lexington Retirement Project, Pre-Refunded, 10.25%, 01/01/18 .............         2,319,000
                  Massachusetts State Water Resources Authority,
   1,000,000          Series A, 6.00%, 04/01/20 ..............................................................           989,800
   8,000,000          Series A, Pre-Refunded, 7.00%, 04/01/18 ................................................         8,983,280
                                                                                                                     -----------
                                                                                                                      73,855,098
                                                                                                                     -----------
                  Michigan  2.0%
   6,470,000      City of Cadillac, Local Development Financial Authority, Tax Increment Revenue, Refunding, 8.50%,
                   03/01/10 ..................................................................................         6,904,784
                  Detroit GO,
   5,160,000       d  Series A, 6.80%, 04/01/15 ..............................................................         5,221,404
   7,535,000          Series B, Refunding, 6.375%, 04/01/07 ..................................................         7,586,615
   2,750,000      Dickinson County, Memorial Hospital System Revenue, 8.125%, 11/01/24 .......................         2,886,373
   6,605,000      Michigan State Hospital, Finance Authority Revenue, Refunding, Detroit Osteopathic Hospital,
                      Series A, 7.50%, 11/01/10 ..............................................................         6,452,491
   7,825,000      Michigan State Strategic Funding Obligation, 6.20%, 08/15/25 ...............................         7,996,837
  12,000,000      Midland County EDC, PCR, Refunding, 9.50%, 07/23/09 ........................................        12,962,160
   3,500,000      Muskegon, Hospital Finance Authority, Muskegon General Hospital, 8.25%, 02/15/11 ...........         3,721,375
   2,140,000      Tawas City HFA, Hospital Revenue, Tawas St. Joseph's Hospital Project, Series A, 8.50%, 03/15/12     2,237,648
   1,900,000      Wayne County, Downriver Systems Sewer Disposal, Series A, 7.00%, 11/01/13 ..................         1,944,802
   4,500,000      Wayne County, Michigan Building Authority IDA, Pre-Refunded, 8.00%, 03/01/17 ...............         5,408,143
   5,000,000      Wayne County, South Huron Valley Wastewater Control, Refunding, 7.875%, 05/01/02 ...........         5,618,100
                  Wyandotte Tax Increment Finance Authority, Central Development Area Project,
     500,000          Pre-Refunded, 7.875%, 06/01/08 .........................................................           539,135
     500,000          Pre-Refunded, 7.875%, 06/01/09 .........................................................           565,300
     500,000          Pre-Refunded, 7.875%, 06/01/10 .........................................................           565,300
                                                                                                                     -----------
                                                                                                                      70,610,467
                                                                                                                     -----------
                  Minnesota  3.7%
                  Burnsville Solid Waste Revenue,
     575,000          Freeway Transfer, Inc. Project, 9.00%, 10/01/00 ........................................           636,715
   1,500,000          Freeway Transfer, Inc. Project, 9.00%, 04/01/10 ........................................         1,653,975
   6,675,000      Edina MFHR, Refunding Mortgage, Vernon Terrace Project, 5.00%, 07/01/22 ....................         6,684,078
                  Minneapolis CDA, Limited Tax, Supported Development Revenue,
   3,155,000          Series 2, 8.40%, 12/01/12 ..............................................................         3,370,581
     600,000          Series 3-A, 8.375%, 12/01/19 ...........................................................           659,220
     295,000      Minneapolis CDR, Selwyn/Lavin Project, 9.00%, 12/01/11 .....................................           298,997
      40,000      Minnetonka Housing and Redevelopment Authority, Tax Increment Revenue, The Cliffs at Ridgedale
                   Project, Phase II, 11.00%, 02/01/02 .......................................................            40,894
   1,360,000      Northfield First Mortgage Nursing Home Revenue, Minnesota Odd Fellows Home Project, 8.75%,
                   10/01/03 ..................................................................................         1,437,738
   5,165,000      Northwest Multi-County RDA, Governmental Housing Revenue Pooled Housing Project, 7.40%,
                   07/01/26 ..................................................................................         4,947,450
   4,110,000      Robbinsdale, MFHR, Refunding, Copperfield Phase II Apartments, 9.00%, 03/01/25 .............         4,137,907
  10,000,000      South Central Multi-County Housing and RDA, Pooled Housing, 8.00%, 02/01/25 ................        10,407,100



 $ 5,995,000      St. Cloud, IDR, Nahan Printing, 9.75%, 06/01/20 ............................................       $ 6,378,740
                  St. Paul Housing and RDA, Hospital Facility Revenue, Healtheast Project,
   4,535,000          Series A, Pre-Refunded, 9.75%, 11/01/17 ................................................         4,981,879
     410,000          Series B, Pre-Refunded, 9.75%, 11/01/17 ................................................           445,088
     670,000          Series C, Pre-Refunded, 9.75%, 11/01/17 ................................................           736,022
   3,365,000          Series D, 9.75%, 11/01/17 ..............................................................         3,696,587
   1,610,000      St. Paul Housing and RDA, Housing Tax, 8.625%, 09/01/07 ....................................         1,817,320
     595,000      St. Paul Port Authority Commercial Development, Theole Printing Project, 9.00%, 10/01/21 ...           614,147
   4,915,000      St. Paul Port Authority Energy Park, Tax Increment Revenue, Refunding, Pre-Refunded, 8.00%,
                   12/01/07 ..................................................................................         5,563,289
                  St. Paul Port Authority GO, Mears Park Center Building Project,
   6,060,000          Series 1989-1, 8.25%, 09/01/09 .........................................................         6,505,410
   9,510,000          Series 1989-1, 8.50%, 09/01/18 .........................................................        10,304,656
                  St. Paul Port Authority, IDR,
   1,610,000          SDA Enterprises, Series K, 10.25%, 10/01/10 ............................................         1,614,025
      40,000          Series 1979-2, 7.50%, 10/01/09 .........................................................            38,067
   1,300,000          Series 1982-N, 10.75%, 10/01/02 ........................................................         1,303,250
   4,505,000          Series 1983-C, 10.00%, 12/01/06 ........................................................         4,493,738
   3,100,000          Series 1983-C, 9.875%, 12/01/08 ........................................................         3,076,750
   2,805,000          Series 1983-U, 10.75%, 12/01/13 ........................................................         2,812,013
     485,000          Series 1984-I, 10.75%, 12/01/13 ........................................................           486,213
   1,585,000          Series 1984-L, 9.75%, 12/01/14 .........................................................         1,557,263
   1,535,000          Series 1984-N, 10.00%, 12/01/14 ........................................................         1,538,838
   1,500,000          Series 1985-J, 9.50%, 12/01/11 .........................................................         1,441,875
   1,110,000          Series 1985-L, 9.50%, 12/01/14 .........................................................         1,075,313
   1,395,000          Series 1985-S, 9.625%, 12/01/14 ........................................................         1,354,894
     975,000          Series 1985-T, 9.625%, 12/01/14 ........................................................           946,969
   1,100,000          Series 1989-F, 8.00%, 09/01/19 .........................................................           903,375
   1,330,000          Series 1991 A-I, 8.50%, 12/01/01 .......................................................         1,241,888
   4,560,000          Series 1991 A-I, 9.00%, 12/01/12 .......................................................         4,200,900
   1,305,000          Series 1991 A-II, 8.50% 12/01/01 .......................................................         1,218,544
   4,490,000          Series 1991 A-II, 9.00%, 12/01/12 ......................................................         4,136,413
   1,370,000          Series 1991 A-III, 8.50%, 12/01/01 .....................................................         1,279,238
   4,695,000          Series 1991 A-III, 9.00%, 12/01/12 .....................................................         4,325,269
   1,045,000          Series 1991 A-IV, 8.50%, 12/01/01 ......................................................           975,769
   3,580,000          Series 1991 A-IV, 9.00%, 12/01/12 ......................................................         3,298,075
   9,365,000      Washington County Housing and RDA, MFHR, Season Villas, 9.00%, 12/01/22 ....................         9,449,753
                                                                                                                     -----------
                                                                                                                     128,086,225
                                                                                                                     -----------
                  Mississippi  1.8%
                  Claiborne County PCR, Middle South Energy, Inc. Project,
  10,680,000          Series A, 9.50%, 12/01/13 ..............................................................        12,215,998
   9,750,000          Series B, 8.25%, 06/01/14 ..............................................................        10,721,880
  10,000,000          Series C, 9.875%, 12/01/14 .............................................................        11,544,800
  19,975,000          Series E, 9.50%, 04/01/16 ..............................................................        21,056,846
   2,500,000      Claiborne County PCR, System Energy Resources Inc., 7.30%, 05/01/25 ........................         2,591,350
   4,250,000      Lowndes County, Golden Triangle Medical Center, 8.50%, 02/01/10 ............................         4,563,650
     720,000      Mississippi Hospital Equipment and Facilities Authority Revenue, Refunding, Mississippi Methodist
                   Hospital and Rehabilitation Center, Pre-Refunded, 9.375%, 05/01/12 ........................           832,284
                                                                                                                     -----------
                                                                                                                      63,526,808
                                                                                                                     -----------



                  Missouri     2.0%
 $ 8,900,000      Missouri Health and Educational Facilities Authority, Health Facility Marshall, IDA, John Fitzgibbons
                   Hospital, Series 1990, 10.00%, 05/01/20 ....................................................      $ 9,937,117
   7,300,000      Missouri State Revenue, Refunding and Improvement, Heartland Health Systems Project, 8.125%,
                   10/01/10 ..................................................................................         8,133,222
     200,000      Moberly IDA, Hospital Revenue, Refunding, Moberly Regional Medical Center, Inc. Project,
                   Pre-Refunded, 8.75%, 03/01/16 .............................................................           219,444
   1,570,000      Newton County IDA, Health Facilities Revenue, Beverly Enterprises, 10.375%, 11/01/08 .......         1,773,142
   1,900,000      Perry Co., Perry Memorial Hospital, Series 1990, 9.125%, 06/01/11 ..........................         2,026,464
   1,000,000      St. Louis County IDA, Health Facilities Revenue, Refunding and Improvement, First Mortgage,
                   Normandy Osteopathic Hospitals Project, 9.125%, 08/01/13 ..................................         1,054,900
                  St. Louis County IDA, Refunding,
   8,000,000          Kiel Center, 7.625%, 12/01/09 ..........................................................         8,373,360
   5,175,000          Kiel Center, 7.75%, 12/01/13 ...........................................................         5,442,082
   6,000,000          Kiel Center, 7.875%, 12/01/24 ..........................................................         6,297,600
                  St. Louis Municipal Financial Corp. Leasehold Revenue, Refunding,
  13,310,000          Series A, 5.85%, 07/15/09 ..............................................................        13,507,920
  14,250,000          Series A, 6.00%, 07/15/13 ..............................................................        14,407,178
                                                                                                                     -----------
                                                                                                                      71,172,429
                                                                                                                     -----------
                  Montana  1.1%
     570,000      Montana State Board of Housing, SFM, Senior Bonds, Series B-2, 8.90%, 10/01/00 .............           589,973
   2,500,000      Montana State Board of Investments EDR, Refunding, Bozeman Holiday Inn Project, 11.00%,
                   12/01/07 ..................................................................................         2,663,575
  35,000,000      Montana State Board of Investments, Resource Recovery Revenue, Yellowstone Energy Project,
                   7.00%, 12/31/19  ..........................................................................        33,463,850
     815,000      Montana State SFMR, Series 1991-A, 8.275%, 10/01/03 ........................................           854,731
                                                                                                                     -----------
                                                                                                                      37,572,129
                                                                                                                     -----------
                  Nebraska  .1%
   2,100,000      Scotts Bluff County, Hospital No. 1, Hospital Revenue, 6.375%, 12/15/08 ....................         2,176,314
                                                                                                                     -----------
                                                                                                                       2,176,314
                                                                                                                     -----------
                  Nevada  2.5%
                  Henderson Local Improvement,
   6,980,000          District No. 2, 9.50%, 08/01/11 ........................................................         7,338,283
  45,990,000          District No. T-1, Series A, 8.50%, 08/01/13 ............................................        46,112,793
  10,980,000          District No. T-4, Series A, 8.50%, 11/01/12 ............................................        11,344,316
   2,000,000      Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project, Series A, 6.10%,
                   06/15/14 ..................................................................................         1,905,380
   8,430,000      Las Vegas Special ID No. 505, Elkhorn Springs, 8.00%, 09/15/13 .............................         8,429,663
                  Nevada Housing Division,
     380,000          SF Program, Subordinated, FI/GML, Series A, 9.30%, 10/01/00 ............................           393,684
     325,000          SF Program, Subordinated, FI/GML, Series A-1, 8.75%, 10/01/04 ..........................           339,284
     435,000          SF Program, Subordinated, FI/GML, Series A-2, 9.375%, 10/01/00 .........................           451,987
     650,000          SF Program, Subordinated, FI/GML, Series A-2, 8.65%, 10/01/01 ..........................           672,737
     445,000          SF Program, Subordinated, FI/GML, Series A-3, 9.20%, 10/01/00 ..........................           459,218
     600,000          SF Program, Subordinated, FI/GML, Series B, 9.50%, 10/01/01 ............................           624,450
     770,000          SF Program, Subordinated, FI/GML, Series B-1, 7.90%, 10/01/05 ..........................           804,150
   1,000,000          SF Program, Subordinated, FI/GML, Series C-1, 7.55%, 10/01/05 ..........................         1,034,080



                  Nevada Housing Finance Division Subordinate,
   $ 395,000          Series 1989 B-2, 9.65%, 10/01/02 .......................................................         $ 413,000
     440,000          Series 1990 C-1, 9.60%, 10/01/02 .......................................................           440,880
   6,310,000      White Pine County, School District Building, 6.75%, 06/01/18 ...............................         6,421,624
                                                                                                                     -----------
                                                                                                                      87,185,529
                                                                                                                     -----------
                  New Hampshire  1.8%
                  New Hampshire Higher Education and Health Facility Authority Revenue,
  18,950,000          Hillcrest Terrace, 7.50%, 07/01/24 .....................................................        17,124,547
   9,865,000          Kendal at Hanover Project, 8.00%, 10/01/19 .............................................        10,142,798
                  New Hampshire IDA, PCR,
   8,835,000          Public Service Co., Project A, 7.65%, 05/01/21 .........................................         9,345,221
  21,930,000          Public Service Co., Project C, 7.65%, 05/01/21 .........................................        23,196,458
     500,000          United Illuminating Co., 10.75%, 10/01/12 ..............................................           565,275
   3,000,000      New Hampshire State Business Financial Authority, PCR, Refunding, Illuminating Co., Series A,
                   5.875%, 10/01/33 ..........................................................................         2,682,930
                                                                                                                     -----------
                                                                                                                      63,057,229
                                                                                                                     -----------
                  New Jersey  .4%
   4,000,000      New Jersey EDA, EDR, Refunding, Stolt Terminals, Series 1988-A, 10.50%, 01/15/18 ...........         4,500,760
   2,100,000      New Jersey Health Care Facilities Financing Authority Revenue, Lutheran Home, Series A, 8.40%,
                   07/01/19 ..................................................................................         2,198,490
   8,500,000      New Jersey State Educational Facilities Authority, Refunding, Fairleigh Dickinson University,
                   Series C, 6.625%, 07/01/23 ................................................................         8,070,920
                                                                                                                     -----------
                                                                                                                      14,770,170
                                                                                                                     -----------
                  New Mexico  1.7%
                  Farmington PCR, Refunding, Public Service of New Mexico Co.,
  37,350,000          San Juan Project, Series A, 6.40%, 08/15/23 ............................................        35,312,184
   2,900,000          San Juan Project, Series X, 5.90%, 04/01/07 ............................................         2,777,997
  10,755,000      Los Alamos County, Inc., Utility System Revenue, Refunding, Series 1986-A, Pre-Refunded, 7.75%,
                   01/01/15 ..................................................................................        11,478,704
                  New Mexico Mortgage Finance Authority,
   2,245,000          SFM Program, Refunding Series A-1, 7.90%, 07/01/04 .....................................         2,334,508
     610,000          SFM Program, Series A, FHA Insured, 8.80%, 09/01/01 ....................................           635,773
     680,000          SFM Program, Series 1988-A, 9.50%, 09/01/00 ............................................           702,603
     475,000          SFM Program, Series 1988-B, 9.30%, 09/01/00 ............................................           490,794
   1,145,000          SFMR, Series 1991-A, 9.10%, 09/01/03 ...................................................         1,199,582
   1,110,000          SFMR, Sub-Series 1990-A, 9.55%, 09/01/02 ...............................................         1,165,089
   3,620,000      Rio Rancho Water and Wastewater Revenue, Series A, 5.90%, 05/15/15 .........................         3,602,950
                                                                                                                     -----------
                                                                                                                      59,700,184
                                                                                                                     -----------
                  New York  11.3%
   8,440,000a,b,f Babylon IDA, Recycling Facilities Revenue, Babylon Recycling Center, Inc., Series A, 8.875%,
                   03/01/11 ..................................................................................         4,220,000
                  Babylon IDA, Resource Recovery Revenue, Inc., Ogden Martin System,
   3,920,000          Babylon, Inc., 8.50%, 01/01/19 .........................................................         4,279,582
   1,000,000          Babylon, Inc., Series B, 8.50%, 01/01/19 ...............................................         1,091,730
                  Metropolitan Transportation Authority, Service Contract, Refunding,
   3,860,000          Commuter Facilities, Series 5, 6.50%, 07/01/16 .........................................         3,932,838
   3,330,000          Commuter Facilities, Series N, 6.80%, 07/01/04 .........................................         3,625,005
   3,050,000          Commuter Facilities, Series N, 6.90%, 07/01/05 .........................................         3,319,163



 $ 2,330,000          Transportation Facilities, Series N, 6.80%, 07/01/04 ...................................       $ 2,536,415
   2,470,000          Transportation Facilities, Series N, 6.90%, 07/01/05 ...................................         2,687,978
   7,830,000          Transportation Facilities, Series N, 7.125%, 07/01/09 ..................................         8,605,718
                  New York City GO,
  10,190,000          Refunding, Series A, 6.125%, 08/01/06 ..................................................        10,193,261
  10,000,000          Refunding, Series A, 6.25%, 08/01/08 ...................................................        10,022,700
   1,795,000          Refunding, Series G, 5.75%, 08/01/10 ...................................................         1,697,029
  10,000,000          Series A, 7.25%, 03/15/20 ..............................................................        10,706,000
   1,200,000          Series A, 6.25%, 08/01/21 ..............................................................         1,169,880
   4,500,000          Series B, 7.625%, 02/01/13 .............................................................         4,907,295
  17,070,000          Series B, 7.00%, 08/15/16 ..............................................................        17,831,663
   4,090,000          Series B, 7.00%, 02/01/18 ..............................................................         4,241,863
   5,000,000          Series B, 7.50%, 02/01/18 ..............................................................         5,500,800
   5,000,000          Series B, 7.00%, 02/01/19 ..............................................................         5,175,800
   5,745,000          Series B, 7.00%, 02/01/20 ..............................................................         5,946,990
   5,000,000          Series B, Sub Series B-1, 7.25%, 08/15/19 ..............................................         5,296,640
   4,250,000          Series C, 6.75%, 10/01/15 ..............................................................         4,344,988
   4,800,000          Series C, 7.00%, 08/01/17 ..............................................................         4,986,140
  11,050,000          Series C, 7.25%, 08/15/24 ..............................................................        11,708,570
   1,000,000          Series C, Sub Series C-1, 7.00%, 08/01/16 ..............................................         1,038,780
   4,875,000          Series C, Sub Series C-1, 7.50%, 08/01/21 ..............................................         5,389,800
   3,500,000          Series D, 7.70%, 02/01/11 ..............................................................         3,828,580
   5,000,000          Series D, 7.625%, 02/01/13 .............................................................         5,452,550
   9,000,000          Series D, 7.625%, 02/01/14 .............................................................         9,814,590
   5,000,000          Series D, 7.50%, 02/01/19 ..............................................................         5,500,800
     525,000          Series E, 7.50%, 02/01/18 ..............................................................           577,585
   4,500,000          Series F, 7.625%, 02/01/14 .............................................................         4,907,295
     400,000          Series F, 7.625%, 02/01/15 .............................................................           436,204
   8,545,000          Series F, 7.50%, 02/01/22 ..............................................................         9,400,867
   8,625,000          Series F, 6.625%, 02/15/25 .............................................................         8,696,760
     840,000          Series G, 7.50%, 02/01/22 ..............................................................           924,134
   5,000,000          Series H, 7.20%, 02/01/14 ..............................................................         5,341,300
  12,600,000          Series H, 7.20%, 02/01/15 ..............................................................        13,460,076
  12,000,000          Series H, 7.00%, 02/01/19 ..............................................................        12,421,920
   2,925,000          Series H, 7.00%, 02/01/20 ..............................................................         3,027,843
     350,000          Series H, 7.00%, 02/01/22 ..............................................................           362,306
   6,970,000      New York City IDA, Civic Facility Revenue, Amboy Corp. Project, Series 1990, 9.625%, 06/01/15        7,837,277
   5,900,000      New York City Municipal Water Financing Authority, Water and Sewer System Revenue, Series A,
                   6.00%, 06/15/17  ..........................................................................         5,821,707
                  New York State Dormitory Authority Revenue, City University System,
   1,000,000          Series B, Pre-Refunded, 7.20%, 07/01/21 ................................................         1,155,020
   1,000,000          Series F, Pre-Refunded, 7.875%, 07/01/07 ...............................................         1,170,320
   8,500,000          Series F, Pre-Refunded, 7.875%, 07/01/17 ...............................................         9,927,405
                  New York State Dormitory Authority Revenue, State University Educational Facilities,
     270,000          Series B, Pre-Refunded, 7.25%, 05/15/15 ................................................           307,913
   2,070,000          Series B, Pre-Refunded, 7.25%, 05/15/15 ................................................         2,360,669
     730,000          Series B, Pre-Refunded, 7.125%, 05/15/17 ...............................................           814,775
   5,000,000      New York State Environmental Facility Corp., PCR, State Water Revenue, New York Municipal
                   Water, Refunding, Series A, 5.875%, 06/15/14 ..............................................         4,968,550



 $ 1,000,000      New York State Environmental Facility Corp., Water Facility Revenue, Long Island Water Corp.
                   Project, Series 1987-A, 10.00%, 10/01/17 ..................................................       $ 1,085,600
   9,715,000      New York State HFA, Service Contract Obligation Revenue, Series A, Pre-Refunded, 7.80%,
                   09/15/20 ..................................................................................        11,393,655
  10,000,000      New York State HFA, Service Contract Obligation Revenue, Series A, 6.50%, 03/15/25 .........        10,149,700
                  New York State Local Government Assistance Corp.,
  15,000,000          Series B, 7.25%, 04/01/05 ..............................................................        16,811,100
  10,000,000          Series B, 7.25%, 04/01/06 ..............................................................        11,150,600
   9,800,000          Series B, Pre-Refunded, 7.50%, 04/01/20 ................................................        11,439,540
   6,850,000          Series D, Pre-Refunded, HFC, 7.80%, 09/15/10 ...........................................         8,033,612
   3,500,000          Series D, Pre-Refunded, 7.00%, 04/01/18 ................................................         4,044,985
   4,000,000      New York State Medical Care Facilities Finance Agency Revenue, St. Luke's Nursing Home
                   Mortgage Insured, Series B, 6.95%, 02/15/32 ...............................................         4,218,880
   2,500,000      New York State Medical Care Facilities Finance Agency Revenue, Security Hospital, Series A,
                   7.35%, 08/15/11  ..........................................................................         2,647,550
                  Port Authority of New York and New Jersey, Special Obligation Revenue,
  10,000,000          Continental Airlines, Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ...............        11,104,100
  27,650,000          Continental Airport Project, Eastern Project, La Guardia, 9.125%, 12/01/15 .............        30,852,976
                  Troy IDA, Lease Revenue,
   5,000,000          City of Troy, 8.00%, 03/15/12 ..........................................................         5,000,000
   5,500,000          City of Troy, 8.00%, 03/15/22 ..........................................................         5,500,000
   1,500,000      Warren and Wash Counties IDAR, Refunding, Resource Recovery, Series A, 7.90%, 12/15/07 .....         1,543,380
                                                                                                                     -----------
                                                                                                                     397,948,752
                                                                                                                     -----------
                  North Dakota  .1%
   4,600,000      Mercer County PCR, Basin Electric Power Co., Series 1984-C, 7.70%, 01/01/19 ................         4,763,484
     420,000      Whapeton IDR, Auburn Apartments Project, 11.00%, 12/01/15 ..................................           429,173
                                                                                                                     -----------
                                                                                                                       5,192,657
                                                                                                                     -----------
                  Ohio  5.2%
   2,710,000      Allen County Nursing Home, First Mortgage Revenue, Volunteers of America Care Facilities Project,
                   9.00%, 03/01/18  ..........................................................................         2,860,215
  21,235,000      Cleveland Airport Special Revenue, Continental Airlines, Inc. Project, 9.00%, 12/01/19 .....        21,628,272
                  Montgomery County Health Systems Revenue, Franciscan,
   1,400,000          Series B, 8.10%, 07/01/01 ..............................................................         1,546,832
   9,600,000          Series B, 8.10%, 07/01/18 ..............................................................        10,589,856
   1,300,000          Series B-1, 8.10%, 07/01/01 ............................................................         1,436,344
   6,300,000          Series B-1, 8.10%, 07/01/18 ............................................................         6,873,489
   6,500,000          Series B-2, 8.10%, 07/01/18 ............................................................         7,133,425
   5,265,000      Ohio State Air Quality Authority, Toledo Edison, Series B, 8.00%, 05/15/19 .................         5,602,223
  10,300,000      Ohio State HFA, Chagrin Fall, Retirement Rental Housing Revenue, 10.375%, 04/01/09 .........        11,531,571
                  Ohio State Water Development Authority,
  27,700,000          PCR, Refunding, Cleveland Electric, Series A, 8.00%, 10/01/23 ..........................        29,260,341
   6,200,000          Toledo Edison, Series A, 8.00%, 05/15/19 ...............................................         6,597,110
  20,000,000      Perry Local School District COP, 8.15%, 07/01/99 ...........................................        20,186,000
     500,000      Pike County Hospital Facilities Revenue, National Church Residences, Series 1987, 9.875%,
                   07/01/17 ..................................................................................           545,910
   3,870,000      Seneca County Nursing HMR, Refunding and Improvement, Volunteers of America Care Facilities,
                   9.00%, 01/01/13  ..........................................................................         4,075,420
                  Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express,
   7,540,000          Project 1, 7.00%, 04/01/04 .............................................................         7,819,282
   1,450,000          Series 1991-1, 9.125%, 09/15/01 ........................................................         1,555,256
   5,875,000          Series 1991-1, 9.125%, 09/15/13 ........................................................         6,260,694



                  Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express, (cont.)
 $ 5,385,000          Series 1994-1, 7.25%, 04/01/09 .........................................................       $ 5,593,992
   8,200,000          Series 1994-1, 7.375%, 04/01/14 ........................................................         8,531,936
  14,365,000          Series 1994-1, 7.50%, 04/01/19 .........................................................        14,970,341
                  Toledo-Lucas County Port Authority Development Revenue, Nortwest Ohio Bond Fund,
   2,405,000          Series 1989-B, 9.00%, 11/15/08 .........................................................         2,591,099
   1,305,000          Series 1990-A, 8.625%, 05/15/10 ........................................................         1,396,363
   3,045,000          Series 1990-D, 8.25%, 05/15/20 .........................................................         3,179,132
                                                                                                                     -----------
                                                                                                                     181,765,103
                                                                                                                     -----------
                  Oklahoma  .7%
   6,335,000      Jackson County Memorial Hospital Authority Revenue, Refunding, Jackson County Memorial
                   Hospital Project, Pre-Refunded, 9.00%, 08/01/15 ...........................................         7,029,316
  12,845,000      Tulsa Municipal Airport Transportation Revenue, American Airlines, Inc., 7.375%, 12/01/20 ..        13,371,260
   2,500,000      Washington County Medical Authority Revenue, Bartlesville, Refunding, Jane Phillips Hospital,
                   Series A, 8.50%, 11/01/10 .................................................................         2,686,900
                                                                                                                     -----------
                                                                                                                      23,087,476
                                                                                                                     -----------
                  Pennsylvania  7.0%
                  Chartiers Valley Industrial and Commercial Development Authority Revenue, Refunding,
   4,750,000          Asbury Health Center Project, 7.40%, 12/01/15 ..........................................         4,796,075
   6,000,000          First Mortgage, United Methodist Health Center, Series A, 9.50% 12/01/15 ...............         7,051,020
   2,000,000          Friendship Village of South Hills Project, 9.25%, 08/15/08 .............................         2,104,280
   4,000,000          Friendship Village of South Hills Project, 9.50%, 08/15/18 .............................         4,217,560
   5,000,000      Delaware County IDAR, Refunding, Resource Recovery Project, Series A, 8.10%, 12/01/13 ......         5,239,800
     980,000      Fayette County Hospital Authority Revenue, Refunding, Uniontown Hospital Project, 7.625%,
                   07/01/15 ..................................................................................           996,582
                  Franklin County IDA, Health Facilities Revenue,
     650,000          Encore Nursing Center, Beverly, 10.375%, 07/01/11 ......................................           746,571
   3,100,000          Encore Nursing Center, Beverly, 10.375%, 07/01/11 ......................................         3,553,158
   3,300,000      Gettysburg IDA, Health Facilities Revenue, Refunding, Encore Nursing Center, 10.375%, 07/01/11       3,796,584
   4,000,000      Lehigh County IDA, PCR, Refunding, Power and Light Project, Series A, 6.15%, 08/01/29.......         4,070,640
                  Montgomery County Higher Education and Health Authority Hospital Revenue, United Hospital,
     200,000          Series A, 8.375%, 11/01/11 .............................................................           207,572
   3,560,000          Series A, 7.50%, 11/01/12 ..............................................................         3,479,046
     750,000          Series A, 7.50%, 11/01/13 ..............................................................           732,488
     600,000          Series A, 7.50%, 11/01/14 ..............................................................           585,648
   3,940,000          Series B, 7.50%, 11/01/14 ..............................................................         3,845,755
   1,600,000          Series B, 7.50%, 11/01/15 ..............................................................         1,560,880
                  Montgomery County Higher Education and Health Authority Revenue,
   1,925,000          First Mortgage, Holy Redeemer Long-Term Care, Series A, 8.20%, 06/01/06 ................         1,997,322
   3,500,000          First Mortgage, Holy Redeemer Long-Term Care, Series A, 8.00%, 06/01/22 ................         3,534,265
   5,000,000          St. Joseph's University, Series 1990, Pre-Refunded, 8.30%, 06/01/10 ....................         5,899,250
  10,000,000      Montgomery County IDA, PCR, Series 1991, 7.50%, 01/01/12 ...................................        10,675,600
                  Pennsylvania Convention Center Authority Revenue, Refunding,
   6,430,000          Series A, 5.75%, 09/01/99 ..............................................................         6,500,473
   5,000,000          Series A, 6.25%, 09/01/04 ..............................................................         5,177,000
  16,000,000          Series A, 6.60%, 09/01/09 ..............................................................        16,325,280
  20,760,000          Series A, 6.70%, 09/01/14 ..............................................................        21,179,975
  15,800,000          Series A, 6.75%, 09/01/19 ..............................................................        16,056,908
   1,200,000      Pennsylvania State Higher Educational Facilities Authority, College and University Revenue,
                   Medical College of Pennsylvania, 8.375%, 03/01/11 .........................................         1,313,916
 $ 1,825,000      Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement, Series B,
                   MBIA Insured, 8.00%, 11/01/09 .............................................................       $ 1,866,154



  10,000,000      Philadelphia Financing EDA, Resource Recovery Revenue, Colver Project, Series D, 7.125%,
                   12/01/15 ..................................................................................        10,211,600
                  Philadelphia Gas Works Revenue,
   3,850,000          Series A, 6.375%, 07/01/14 .............................................................         3,870,444
   2,850,000          Series A, 6.375%, 07/01/26 .............................................................         2,840,111
   3,080,000      Philadelphia GO, Refunding, Series A, 6.00%, 05/15/05 ......................................         3,077,413
                  Philadelphia Municipal Authority Revenue, Justice Lease,
   4,000,000          Sub-Series C, 8.625%, 11/15/16 .........................................................         4,390,560
  25,500,000          Sub-Series C, Pre-Refunded, 8.625%, 11/15/16 ...........................................        31,545,030
   3,000,000          Sub-Series D, 6.25%, 07/15/13 ..........................................................         2,977,410
   1,750,000          Sub-Series D, 6.30%, 07/15/17 ..........................................................         1,735,475
  14,485,000      Philadelphia Water and Sewer Revenue, 10th Series, Pre-Refunded ETM, 7.35%, 09/01/04 .......        16,697,873
                  Philadelphia Water and Sewer Revenue, 11th Series,
   2,500,000          Sub-Series A, Pre-Refunded, 8.70%, 12/01/98 ............................................         2,579,050
   3,000,000          Sub-Series A, Pre-Refunded, 8.90%, 12/01/00 ............................................         3,096,270
   9,750,000      Philadelphia Water and Sewer Revenue, 16th Series, Pre-Refunded, 7.00%, 08/01/18 ...........        11,027,640
   9,100,000      South Wayne County, Water and Sewer Authority Revenue, Refunding, 8.20%, 04/15/13 ..........         9,272,627
     100,000      Washington County Hospital Authority Revenue, Washington Hospital, Series 1987, Pre-Refunded,
                   9.50%, 07/01/17  ..........................................................................           110,423
   5,025,000      Washington County IDA, PCR, West Pennsylvania Power Company, 6.05%, 04/01/14 ...............         5,037,161
                                                                                                                     -----------
                                                                                                                     245,978,889
                                                                                                                     -----------
                  Puerto Rico  .1%
   1,875,000      Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series 1988-A,
                   7.75%, 07/01/08  ..........................................................................         2,061,788
                                                                                                                     -----------
                                                                                                                       2,061,788
                                                                                                                     -----------
                  Rhode Island  .4%
   5,000,000      Rhode Island HFC, Homeownership Opportunity, Series 17-A, 6.25%, 04/01/17 ..................         4,970,400
   6,000,000      Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue, Landmark
                   Medical Center Assessment, 5.875%, 10/01/19 ...............................................         5,728,680
                  West Warwick GO,
   2,005,000          Series A, 6.80%, 07/15/98 ..............................................................         2,053,200
     915,000          Series A, 7.30%, 07/15/08 ..............................................................           968,125
                                                                                                                     -----------
                                                                                                                      13,720,405
                                                                                                                     -----------
                  South Carolina  .1%
   3,805,000      Charleston County Hospital Facilities, First Mortgage Revenue, Sandpiper Village, Inc., 7.00%,
                   11/01/13 ..................................................................................         3,429,903
                                                                                                                     -----------
                                                                                                                       3,429,903
                                                                                                                     -----------
                  South Dakota  .2%
   3,500,000      South Dakota State Health and Educational Facilities Authority Revenue, Refunding, Prairie Lakes
                   Health Care, 7.25%, 04/01/22 ..............................................................         3,509,275
   3,000,000      Watertown Hospital Facilities Revenue, Prairie Lakes Health Care System Project, Pre-Refunded,
                   9.125%, 04/01/13 ..........................................................................         3,407,700
                                                                                                                     -----------
                                                                                                                       6,916,975
                                                                                                                     -----------



                  Tennessee  .5%
 $ 3,130,000      Knox County Health, Educational and Housing Facilities Board, MFHR, GNMA Insured, Eastown
                   Village Project, 8.20%, 07/01/28 ..........................................................       $ 3,269,661
                  Memphis-Shelby County Airport Authority, Special Facilities and Project Revenue,
   3,250,000          Federal Express Corp., Series 1982-B, 8.30%, 09/01/12 ..................................         3,378,278
   6,000,000          Federal Express Corp., Series 1984, 7.875%, 09/01/09 ...................................         6,611,700
   1,770,000      Scott County IDB, IDR, Fruehauf Corp. Project, 10.75%, 01/01/09 ............................         1,915,972
   3,000,000      Shelby County, Health and Education Housing Facility Revenue, Beverly Enterprise, 10.125%,
                   12/01/11 ..................................................................................         3,396,360
     200,000      Tennessee HDA, Financial Mortgage, Series A, 6.90%, 07/01/25 ...............................           207,224
                                                                                                                     -----------
                                                                                                                      18,779,195
                                                                                                                     -----------
                  Texas  2.8%
  10,000,000      Alliance Airport Authority, Special Facilities Revenue, Series 1990, 7.50%, 12/01/29 .......        10,545,100
                  Brazos River Authority, PCR,
  16,000,000          Houston Lighting and Power Co., 8.25%, 05/01/19 ........................................        17,452,480
   1,675,000          Texas Utilities Electric Co. Project, Collateralized, Series 1988-A, 9.25%, 03/01/18 ...         1,840,272
   4,780,000      Coppell Special Assessment Gateway Project, 8.70%, 03/01/12 ................................         4,926,411
   5,626,000      Copperas Cove Health Facilities Development Corp., Hospital Revenue, First Mortgage, Metroplex
                   Health, Series B, Pre-Refunded, 9.125%, 12/01/19 ..........................................         6,616,289
   6,950,000      El Paso County, SFMR, HFC, Series 1991-A, 8.75%, 10/01/11 ..................................         7,290,064
     500,000      Harris County Hospital District Mortgage Revenue, Refunding, Pre-Refunded, 8.50%, 04/01/15 .           522,935
  18,160,000      Harris County Toll Road, Multiple Mode, Senior Lien Revenue, Series D, Pre-Refunded, 8.30%,
                   08/15/17 ..................................................................................        20,692,412
   4,550,000      Matagorda County Navigation District No. 1, PCR, Collateralized, Refunding, Houston Lighting and
                   Power Co., Series B, 7.70%, 02/01/19 ......................................................         4,856,443
                  Metropolitan Health Facilities Development Corp., Hospital Revenue, Refunding & Improvement,
   2,770,000          Wilson N. Jones Memorial Hospital Project, Pre-Refunded, 7.75%, 01/01/05 ...............         2,958,249
   7,500,000          Wilson N. Jones Memorial Hospital Project, Pre-Refunded, 7.875%, 01/01/14 ..............         8,021,700
   2,000,000      Midland County Hospital District Revenue, Series 1989, Pre-Refunded, 8.375%, 06/01/02 ......         2,229,680
   5,300,000      National Research Laboratory Commission Financing Corp. Lease Revenue, Pre-Refunded, 7.10%,
                   12/01/21 ..................................................................................         6,121,871
     250,000      Port of Corpus Christi IDC Revenue, Refunding, Valero Refining, Series A, 10.25%, 06/01/17 .           277,285
   4,000,000      Texas State Water Development Board Revenue, 6.00%, 07/15/13 ...............................         4,054,480
                                                                                                                     -----------
                                                                                                                      98,405,671
                                                                                                                     -----------
                  United States Territories  .4%
   2,505,000      American Samoa EDA, Executive Office Building Revenue, 10.125%, 09/01/08 ...................         2,701,242
  14,000,000      Virgin Island Public Finance Authority Revenue, Refunding, Matching Fund Loan Notes, Series A,
                   7.25%, 10/01/18  ..........................................................................        14,700,280
                  Virgin Island Water and Power Authority,
     400,000          Electric Services, Series A, 7.40%, 07/01/11 ...........................................           419,004
   4,000,000          Water Power Revenue, Series B, 7.60%, 01/01/12 .........................................         4,233,560
                                                                                                                     -----------
                                                                                                                      22,054,086
                                                                                                                     -----------
                  Utah  .9%
   2,000,000      Box Elder County PCR, Nucor Corp. Project, 6.90%, 05/15/17 .................................         2,130,080
  11,800,000      Davis County Solid Waste Management Energy Recovery Revenue, Refunding, Special Services
                   District, 6.125%, 06/15/09 ................................................................        10,807,384
  11,000,000      Utah Assessed Municipal Power Systems Revenue, San Juan Project, 6.375%, 06/01/22 ..........        11,277,970
                  Utah State HFA, SFM,
     160,000          Series 1988-A, 9.625%, 07/01/00 ........................................................           167,280
     190,000          Series 1988-B, 9.50%, 07/01/00 .........................................................           197,722



   $ 115,000          Series 1988-B, 9.60%, 07/01/00 .........................................................         $ 118,180
     350,000          Series 1988-C-1, 9.375%, 07/01/00 ......................................................           362,523
     140,000          Series 1988-E, 9.50%, 07/01/00 .........................................................           145,690
     125,000          Series 1988-F, 9.60%, 07/01/00 .........................................................           130,566
     125,000          Series 1988-G-2, 9.30%, 07/01/00 .......................................................           126,415
     170,000          Series 1989-B, 9.25%, 07/01/01 .........................................................           174,549
     125,000          Series 1990-A-2, 9.625%, 07/01/02 ......................................................           128,446
     190,000          Series 1990-B-2, 9.50%, 07/01/02 .......................................................           194,815
     445,000          Series 1991-A-2, 9.45%, 07/01/03 .......................................................           460,023
     455,000          Series 1991-B-2, 9.45%, 07/01/03 .......................................................           471,025
     440,000          Series 1991-C-2, 9.05%, 07/01/03 .......................................................           460,926
     860,000          Series 1991-D-2, 9.00%, 07/01/03 .......................................................           900,781
     635,000          Series 1991-E-1, 8.70%, 07/01/03 .......................................................           665,220
     775,000          Sub-Series B-2, 8.70%, 07/01/04 ........................................................           810,201
     630,000          Sub-Series D, 8.45%, 07/01/04 ..........................................................           646,972
                                                                                                                     -----------
                                                                                                                      30,376,768
                                                                                                                     -----------
                  Washington  1.1%
   2,370,000      Chelan County PUD No. 1, Columbia River Rock, First Hydro Electric System Revenue, 6.375%,
                   06/01/29 ..................................................................................         2,392,207
   2,675,000      Washington State Health Care Facilities Authority Revenue, Swedish Hospital Medical Center
                   Empire Health Service, Spokane, AMBAC Insured, 6.30%, 11/15/22 ............................         2,719,432
   5,000,000      Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Refunding,
                   Series C, Pre-Refunded, 8.00%, 07/01/17 ...................................................         5,847,500
                  Washington State Public Power Supply System Revenue, Nuclear Project No. 2, Refunding,
   2,000,000          Series A, 5.45%, 07/01/00 ..............................................................         2,052,600
  20,300,000          Series A, 6.00%, 07/01/12 ..............................................................        19,794,733
   3,000,000       d  Series A, 6.50%, 07/01/15 ..............................................................         3,023,640
   1,000,000      Yakima-Tieton Irrigation District Revenue, Refunding, Pre-Refunded, 8.40%, 06/01/18 ........         1,107,930
                                                                                                                     -----------
                                                                                                                      36,938,042
                                                                                                                     -----------
                  West Virginia  .5%
   1,415,000      Beckley First Mortgage Revenue, Refunding, Pine Lodge Health Care Center, 10.25%, 08/01/12 .         1,472,973
  10,000,000      West Virginia State Hospital Finance Authority, Hospital Revenue, 7.25%, 07/01/20 ..........         9,918,900
                  West Virginia State Water Development Authority Revenue,
   1,550,000          Loan Program II, Series A, Pre-Refunded, 8.625%, 11/01/28 ..............................         1,773,634
   2,790,000          Loan Program II, Series A, Pre-Refunded, 8.125%, 11/01/29 ..............................         3,151,835
   2,540,000          Solid Waste Management, Series C, 8.125%, 08/01/15 .....................................         2,771,292
                                                                                                                      19,088,634
                  Wisconsin  1.0%
   2,500,000      Wisconsin Housing EDA, Home Ownership Revenue, Series C, 6.15%, 09/01/17 ...................         2,473,250
                  Wisconsin State Health and Educational Facilities Authority Revenue,
   1,000,000          Bethany Lutheran Home of La Crosse, 8.75%, 12/01/06 ....................................         1,036,530
   9,510,000          Franciscan Health System, Inc. Project, 6.25%, 11/15/20 ................................         9,573,432
   6,000,000          Franciscan Health System, Inc. Project, Pre-Refunded, 8.375%, 03/01/05 .................         7,025,160
   6,000,000          Franciscan Health System, Inc. Project, Pre-Refunded 8.50%, 03/01/20 ...................         7,055,340
   5,000,000          Refunding, Felician Health Care, Series A, AMBAC Insured, 7.00%, 01/01/15 ..............         5,355,450
   1,670,000      Wisconsin State Health Facilities Authority Revenue, Refunding, Franciscan Health Advisory, 7.80%,
                   03/01/14 ..................................................................................         1,727,314
                                                                                                                     -----------
                                                                                                                      34,246,476
                                                                                                                     -----------



                  Wyoming  .1%
 $ 1,575,000      Natrona County Health Care Facility Revenue, Luthercare, Inc. Project, 9.25%, 07/15/08 .....       $ 1,646,017
   1,000,000      Wyoming CDA Revenue, Series 1, 6.15%, 06/01/17 .............................................           988,080
                                                                                                                     -----------
                                                                                                                       2,634,097
                                                                                                                     -----------
                        Total Bonds (Cost $3,148,402,968).....................................................     3,328,899,592
                                                                                                                     -----------
                c Zero Coupon Bonds  2.3%
                  San Francisco City and County RDA, Lease Revenue, George Moscone Center,
   3,750,000          (original accretion rate 7.00%), 07/01/09 ..............................................         1,636,465
   4,500,000          (original accretion rate 7.00%), 07/01/10 ..............................................         1,822,995
   4,500,000          (original accretion rate 7.05%), 07/01/12 ..............................................         1,574,730
   4,250,000          (original accretion rate 7.05%), 07/01/13 ..............................................         1,385,245
   2,250,000          (original accretion rate 7.05%), 07/01/14 ..............................................           682,403
                  San Joaquin Hills Transportation, Corridor Agency Toll Road Revenue, Jr. Lien,
   7,400,000          (original accretion rate 8.50%), 01/01/04 ..............................................         3,934,136
   8,000,000          (original accretion rate 8.75%), 01/01/05 ..............................................         3,942,080
   9,000,000          (original accretion rate 8.60%), 01/01/06 ..............................................         4,069,890
   9,400,000          (original accretion rate 8.60%), 01/01/07 ..............................................         3,936,156
  10,400,000          (original accretion rate 8.60%), 01/01/08 ..............................................         4,032,600
  21,900,000          (original accretion rate 8.75%), 01/01/09 ..............................................         7,862,976
  15,000,000          (original accretion rate 8.75%), 01/01/10 ..............................................         4,987,050
  30,100,000          (original accretion rate 8.50%), 01/01/12 ..............................................         8,513,484
  52,700,000          (original accretion rate 9.00%), 01/01/24 ..............................................         5,368,549
  45,200,000          (original accretion rate 9.00%), 01/01/25 ..............................................         4,247,896
 131,900,000          (original accretion rate 9.00%), 01/01/26 ..............................................        11,434,411
 139,100,000          (original accretion rate 9.00%), 01/01/27 ..............................................        11,125,218
                                                                                                                     -----------
                        Total Zero Coupon Bonds (Cost $66,680,617)............................................        80,556,284
                                                                                                                     -----------
                        Total Long Term Investments (Cost $3,215,083,583).....................................     3,409,455,876
                                                                                                                     -----------
                  Short Term Investments  .6%
     100,000    e Arkansas State Development Finance Authority, Higher Education Capital Asset, Series A, Weekly
                   VRDN and Put, 3.60%, 12/1/15...............................................................           100,000
     200,000    e Baltimore County Housing Revenue, Refunding, Spring Hill, Weekly VRDN and Put, 3.60%, 9/20/28          200,000
     189,000      Benicia, California, 1915 ACT, Refunding, Fleetside Industrial Park Assessment, 4.00%, 09/02/95        188,996
     100,000    e Bexar County, Texas, Health Facility Development Corporation Revenue Refunding, Incarnate Word
                   Health, Weekly VRDN and Put, 3.55%, 11/15/23 ..............................................           100,000
     200,000    e Bradley County, Tennessee Industrial Development, Board Industrial Revenue Refunding, Olin
                   Corp. Project, Series C, Daily VRDN and Put, 3.40%, 11/01/17 ..............................           200,000
     400,000    e Crossett, Arkansas, PCR, Georgia Pacific Corp., Weekly VRDN and Put, 3.60%, 10/01/07 .......           400,000
     800,000    e Dade County, Florida, Water And Sewer System Revenue, Weekly VRDN and Put, 3.45%, 10/05/22 .           800,000
     100,000    e Duluth Minnesota Tax Incremental Revenue, Lake Superior Paper, Weekly VRDN and Put, 3.65%,
                   09/01/10 ..................................................................................           100,000
     200,000    e Fayetteville, Arkansas, IDR, Amcast Industrial Corp., Weekly VRDN and Put, 3.70%, 12/01/04 .           200,000
     100,000    e Kentucky EDA, Pooled Loan Program, Series A, FGIC Insured, Weekly VRDN and Put, 3.80%,
                   12/01/15 ..................................................................................           100,000
     400,000    e Harris County, Texas, Health, Facilities Development Corp., Special Facility Revenue Texas Medical
                   Center Project, Daily VRDN and Put, 3.55%, 02/15/22 .......................................           400,000
     280,000    e Indiana State Employment Development CDR, Triangle Ventures Project, Weekly VRDN and Put,
                   3.95%, 01/01/24  ..........................................................................           280,000
   3,000,000    e Irvine Ranch, California Water District, Series B, Daily VRDN and Put, 3.45%, 10/01/05......         3,000,000
   2,000,000    e Irvine Ranch, California Water District, Daily VRDN and Put, 3.45%, 10/01/10................         2,000,000
   2,400,000    e Irvine Ranch, California Water District, Daily VRDN and Put, 3.60%, 5/01/09.................         2,400,000



 $ 2,500,000    e Irvine Ranch, California, Water District, Daily VRDN and Put, 3.45%, 10/1/00................      $  2,500,000
     200,000    e Minnetonka, Minnesota, MFHR, Cliffs at Ridgedale, Weekly VRDN and Put, 3.65%, 03/01/09 .....           200,000
   1,100,000    e Montgomery, Alabama, Special Care Facility, Finance Authority Revenue, Series A, Weekly VRDN
                   and Put, 3.55%, 12/01/30 ..................................................................         1,100,000
     200,000    e Montgomery, Alabama, Special Care Facility, Finance Authority Revenue, Series C, Weekly VRDN
                   and Put, 3.55%, 12/01/30 ..................................................................           200,000
     700,000    e Montgomery, Alabama, Special Care Facility, Finance Authority Revenue, Series E, Weekly VRDN
                   and Put, 3.55%, 12/01/30 ..................................................................           700,000
   2,700,000    e North Carolina Medical Care Community Hospital Revenue, Series A, Daily VRDN and Put 3.40%,
                   10/01/20 ..................................................................................         2,700,000
   1,400,000    e Orange County, California, Partner Office and Courthouse Project, Orange County Public Facility
                   Corp., Daily VRDN and Put, 3.45%, 12/01/15 ................................................         1,400,000
   1,300,000    e Orange County, Florida, Housing Finance Authority Revenue, Sutton Place Project, Series B, Weekly
                   VRDN and Put, 3.60%, 10/01/08 .............................................................         1,300,000
     100,000    e Oregon State Veteran Welfare Bond, Series 73E, Weekly VDRN and Put, 3.60%, 12/01/16 ........           100,000
   1,750,000    e Peninsula Ports Authority, Revenue, Virginia, Refunding Port Facility, Shell Oil Co., Daily VRDN and
                   Put, 3.40%, 12/01/05 ......................................................................         1,750,000
     500,000    e Puerto Rico Government Development Bank, Refunding, Weekly VRDN and Put, 3.20%, 12/01/15 ...           500,000
     400,000    e Wake County, North Carolina PCR, Weekly VRDN and Put, 3.65%, 9/01/15 .......................           400,000
     300,000    e Washington State Health Care Facilities Authority Revenue, Sisters Providence, Series B, Daily
                   VRDN and Put 3.35%, 10/01/05 ..............................................................           300,000
                                                                                                                     -----------
                        Total Short Term Investments (Cost $23,619,000) ......................................        23,618,996
                                                                                                                     -----------
                            Total Investments (Cost $3,238,702,583)  97.8% ...................................     3,433,074,872
                            Other Assets and Liabilities, Net  2.2%...........................................        75,425,244
                                                                                                                     -----------
                            Net Assets  100.0% ...............................................................    $3,508,500,116
                                                                                                                     ===========


                  At August 31, 1995, the net unrealized  appreciation  based on the cost of investments for income tax purposes of $3,238,710,458 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there was an
                     excess of value over tax cost ...........................................................     $ 217,357,279
                    Aggregate gross unrealized depreciation for all investments in which there was an
                     excess of tax cost over value ...........................................................       (22,992,865)
                                                                                                                     -----------
                    Net unrealized appreciation...............................................................     $ 194,364,414
                                                                                                                     ===========



PORTFOLIO ABBREVIATIONS:
1915 ACT   -  Improvement Bond Act of 1915
AD         -  Assessment District
AMBAC      -  American Municipal Bond Assurance Corp.
BIG        -  Bond Investors Guaranty Insurance Co.
CDA        -  Community Development Agency
CDR        -  Community Development Revenue
CFD        -  Community Facilities District
CRDA       -  Community Redevelopment Agency
COP        -  Certificate of Participation
EDA        -  Economic Development Authority
EDC        -  Economic Development Corp.
EDR        -  Economic Development Revenue
ETM        -  Escrow to Maturity
FGIC       -  Financial Guaranty Insurance Co.
FHA        -  Federal Housing Authority/Agency
FI/GML     -  Federally Insured or Guaranteed Mortgage Loans
GNMA       -  Government National Mortgage Association
GO         -  General Obligation
HDA        -  Housing Development Authority/Agency
HFA        -  Housing Finance Authority/Agency
HFC        -  Housing Finance Corp.
HMR        -  Home Mortgage Revenue
ID         -  Improvement District
IDA        -  Industrial Development Authority/Agency
IDAR       -  Industrial Development Authority/Agency Revenue
IDB        -  Industrial Development Board
IDC        -  Industrial Development Corp.
IDR        -  Industrial Development Revenue
L.P.       -  Limited Partnership
MBIA       -  Municipal Bond Investors Assurance Corp.
MFHR       -  Multi-Family Housing Revenue
MFMR       -  Multi-Family Mortgage Revenue
MFR        -  Multi-Family Revenue
PCR        -  Pollution Control Revenue
PUD        -  Public Utility District
RDA        -  Redevelopment Agency
RHA        -  Resource Housing of America
SF         -  Single Family
SFM        -  Single Family Mortgage
SFMR       -  Single Family Mortgage Revenue
USD        -  Unified School District



aNon-income producing.
bSee Note 6 regarding defaulted securities.
cZero coupon bonds. The current effective yield may vary. The original accretion rate by securities will remain constant.
dSee Note 1 (f) regarding  securities purchased on a when-issued basis.

eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S.  Treasury bills rate).
fSee Note 1(a) regarding  securities  valued by The Board of Trustees.
hThe bond pays interest based upon the issuer's ability to pay which may be less than the stated interest rate.

                             The accompanying notes are an integral part of these financial statements.


FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
August 31, 1995 (unaudited)

                                                           Franklin       Franklin       Franklin      Franklin      Franklin
                                                            Arizona       Colorado      Connecticut     Indiana     New Jersey
                                                           Tax-Free       Tax-Free       Tax-Free      Tax-Free      Tax-Free
                                                          Income Fund    Income Fund    Income Fund   Income Fund   Income Fund
                                                          ----------     ----------     ----------     ---------    ----------
Assets:
 Investments in securities:
  At identified cost...................................   $691,999,763  $189,460,303   $153,917,590  $44,133,291   $515,702,624
                                                           ==========     ==========     ==========     =========    ==========
  At value.............................................    735,012,256   201,583,764    163,248,369   47,168,125    547,485,905
 Cash..................................................         84,409        72,847        467,951       39,192        125,536
 Receivables:
  Interest.............................................      9,322,417     3,249,716      2,610,220      614,014      8,513,162
  Capital shares sold..................................        351,763       196,383        516,500       78,798        457,202
  Investment securities sold...........................      8,169,506       160,985             --           --      7,150,251
                                                           ----------     ----------     ----------     ---------    ----------
      Total assets.....................................    752,940,351   205,263,695    166,843,040   47,900,129    563,732,056
                                                           ----------     ----------     ----------     ---------    ----------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery....................................      8,156,550            --             --           --             --
   When-issued basis (Note 1)..........................      6,717,378       984,683      3,900,000           --      8,914,920
  Distributions payable to shareholders................      1,169,974       321,068        229,629       67,901        764,206
  Capital shares repurchased...........................        195,364        65,177         70,320        1,189         62,810
  Management fees......................................        297,023        95,334         77,996       24,893        228,448
  Distribution fees....................................         71,909        22,927         14,919        5,215         62,446
  Shareholder servicing costs..........................          6,497         4,020          1,139        1,000          8,670
 Accrued expenses and other liabilities................         29,676        11,387         10,206        5,432         56,616
                                                           ----------     ----------     ----------     ---------    ----------
      Total liabilities................................     16,644,371     1,504,596      4,304,209      105,630     10,098,116
                                                           ----------     ----------     ----------     ---------    ----------
Net assets, at value...................................   $736,295,980  $203,759,099   $162,538,831  $47,794,499   $553,633,940
                                                           ==========     ==========     ==========     =========    ==========
Net assets consist of:
 Undistributed net investment income...................    $ 1,105,892     $ 345,228      $ 234,846     $ 69,734      $ 758,716
 Unrealized appreciation on investments................     43,012,493    12,123,461      9,330,779    3,034,834     31,783,281
 Accumulated net realized gain (loss)..................      3,981,196    (2,302,972)    (6,147,630)  (1,215,963)   (10,543,374)
 Class I capital shares................................    687,740,179   193,183,597    158,710,857   45,905,894    530,659,112
 Class II capital shares...............................        456,220       409,785        409,979           --        976,205
                                                           ----------     ----------     ----------     ---------    ----------
Net assets, at value...................................   $736,295,980  $203,759,099   $162,538,831  $47,794,499   $553,633,940
                                                           ==========     ==========     ==========     =========    ==========
Class I Shares:
 Net assets, at value..................................   $735,838,721  $203,345,413   $162,127,072  $47,794,499   $552,653,950
                                                           ==========     ==========     ==========     =========    ==========
 Shares outstanding....................................     64,984,557    17,486,127     14,991,382    4,121,235     48,070,814
                                                           ==========     ==========     ==========     =========    ==========
 Net asset value per share*............................         $11.32        $11.63         $10.81       $11.60         $11.50
                                                           ==========     ==========     ==========     =========    ==========
 Maximum offering price per share (100/95.75 of net asset
 value per share.).....................................         $11.82        $12.15         $11.29       $12.11         $12.01
                                                           ==========     ==========     ==========     =========    ==========
Class II Shares:
 Net assets, at value..................................      $ 457,259     $ 413,686      $ 411,759           --      $ 979,990
                                                           ==========     ==========     ==========     =========    ==========
 Shares outstanding....................................         40,250        35,512         37,987           --         85,011
                                                           ==========     ==========     ==========     =========    ==========
 Net asset value per share*............................         $11.36        $11.65         $10.84           --         $11.53
                                                           ==========     ==========     ==========     =========    ==========
 Maximum offering price per share (100/99 of net asset
 value per share)......................................         $11.47        $11.77         $10.95           --         $11.65
                                                           ==========     ==========     ==========     =========    ==========
*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
August 31, 1995 (unaudited)

                                                                                                     Franklin
                                                          Franklin       Franklin      Franklin       Federal       Franklin
                                                           Oregon      Pennsylvania   Puerto Rico  Intermediate-   High Yield
                                                          Tax-Free       Tax-Free      Tax-Free    Term Tax-Free    Tax-Free
                                                         Income Fund    Income Fund   Income Fund   Income Fund    Income Fund
                                                          ----------     ----------    ----------     ---------     -----------
Assets:
 Investments in securities:
  At identified cost..................................  $339,001,504   $565,376,082   $176,575,385  $74,583,755  $3,238,702,583
                                                          ==========     ==========    ==========     =========     ===========
  At value............................................   358,101,934    601,596,010    184,647,523   76,149,480   3,433,074,872
 Cash.................................................       403,299        106,502        249,748       18,252       1,283,314
 Receivables:
  Interest............................................     5,775,985     11,406,017      2,857,773    1,185,727      67,849,884
  Capital shares sold.................................       215,026        337,193        113,199      182,374       7,989,494
  Investment securities sold..........................       796,869         35,000             --           --      12,453,245
                                                          ----------     ----------    ----------     ---------     -----------
      Total assets....................................   365,293,113    613,480,722    187,868,243   77,535,833   3,522,650,809
                                                          ----------     ----------    ----------     ---------     -----------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery...................................            --             --             --           --       1,004,309
   When-issued basis (Note 1).........................     3,723,180             --      2,985,642           --       4,630,582
  Distributions payable to shareholders...............       491,229      1,028,896        294,359      109,800       5,804,291
  Capital shares repurchased..........................        57,210        176,641         62,918       27,922         939,529
  Management fees.....................................       156,134        250,250         87,188       27,588       1,336,310
  Distribution fees...................................        33,222         68,513         20,484        6,762         385,347
  Shareholder servicing costs.........................         6,181          9,966          3,895        1,330          50,325
 Accrued expenses and other liabilities...............        11,965         45,809         28,153       17,090              --
                                                          ----------     ----------    ----------     ---------     -----------
      Total liabilities...............................     4,479,121      1,580,075      3,482,639      190,492      14,150,693
                                                          ----------     ----------    ----------     ---------     -----------
Net assets, at value..................................  $360,813,992   $611,900,647   $184,385,604  $77,345,341  $3,508,500,116
                                                          ==========     ==========    ==========     =========     ===========
Net assets consist of:
 Undistributed net investment income..................   $ 1,008,308      $ 768,957        $ 8,939    $ 189,063     $ 3,293,527
 Unrealized appreciation on investments...............    19,100,430     36,219,928      8,072,138    1,565,725     194,372,289
 Accumulated net realized gain (loss).................    (5,477,528)    (4,118,610)       262,713   (1,081,008)    (54,469,520)
 Class I capital shares...............................   345,600,735    578,262,866    175,930,537   76,671,561   3,350,858,047
 Class II capital shares..............................       582,047        767,506        111,277           --      14,445,773
                                                          ----------     ----------    ----------     ---------     -----------
Net assets, at value..................................  $360,813,992   $611,900,647   $184,385,604  $77,345,341  $3,508,500,116
                                                          ==========     ==========    ==========     =========     ===========
Class I Shares:
 Net assets, at value.................................  $360,229,493   $611,131,143   $184,273,820  $77,345,341  $3,493,973,187
                                                          ==========     ==========    ==========     =========     ===========
 Shares outstanding...................................    31,485,558     59,240,379    16,064,256     7,176,135     317,123,434
                                                          ==========     ==========    ==========     =========     ===========
 Net asset value per share*...........................        $11.44         $10.32        $11.47        $10.78          $11.02
                                                          ==========     ==========    ==========     =========     ===========
 Maximum offering price per share (100/95.75 of net
 asset value per share.)..............................        $11.95         $10.78        $11.98        $11.03          $11.51
                                                          ==========     ==========    ==========     =========     ===========
Class II Shares:
 Net assets, at value.................................     $ 584,499      $ 769,504     $ 111,784           --    $ 14,526,929
                                                          ==========     ==========    ==========     =========     ===========
 Shares outstanding...................................        50,934         74,426         9,728           --       1,313,779
                                                          ==========     ==========    ==========     =========     ===========
 Net asset value per share*...........................        $11.48         $10.34        $11.49           --          $11.06
                                                          ==========     ==========    ==========     =========     ===========
 Maximum offering price per share (100/99 of net asset
 value per share).....................................        $11.60         $10.44        $11.61           --          $11.17
                                                          ==========     ==========    ==========     =========     ===========

*Redemption price per share is equal to net asset value less any applicable  contingent  deferred sales charge.
+The maximum offering price for Franklin Federal Intermediate-Term Tax-Free Income Fund is calculated at 100/97.75 of $10.78.

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Operations
for the six months ended August 31, 1995 (unaudited)

                                                             Franklin      Franklin      Franklin      Franklin       Franklin
                                                              Arizona      Colorado     Connecticut     Indiana      New Jersey
                                                             Tax-Free      Tax-Free      Tax-Free      Tax-Free       Tax-Free
                                                            Income Fund   Income Fund   Income Fund   Income Fund    Income Fund
                                                             ---------     ---------     ---------     --------      ----------
Investment income:
 Interest (Note 1)......................................   $23,288,119    $ 6,532,465   $5,171,819    $1,562,704    $17,416,225
                                                             ---------     ---------     ---------     --------      ----------
Expenses:
 Management fees, net (Note 5)..........................     1,770,340        563,786      461,393       146,567      1,356,045
 Distribution fees Class I (Note 5).....................       267,627         75,473       62,727        17,029        210,239
 Distribution fees Class II (Note 5)....................           626            395          232            --            950
 Shareholder servicing costs............................        58,296         22,311       14,577         6,954         62,757
 Reports to shareholders................................        63,254         22,638       13,039         6,401         82,799
 Custodian fees.........................................        31,818          8,714        7,349         2,174         26,309
 Registration and filing fees...........................        17,731          7,688        7,818         2,422         25,056
 Professional fees......................................         9,993          3,986        3,062           883          8,243
 Trustees' fees and expenses............................         5,911          1,472        1,493           436          4,569
 Other..................................................        25,362          9,222        9,210         6,552         16,169
                                                             ---------     ---------     ---------     --------      ----------
      Total expenses....................................     2,250,958        715,685      580,900       189,418      1,793,136
                                                             ---------     ---------     ---------     --------      ----------
       Net investment income............................    21,037,161      5,816,780    4,590,919     1,373,286     15,623,089
                                                             ---------     ---------     ---------     --------      ----------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss)...............................     5,431,751      1,459,398      (42,344)       11,004        (23,081)
 Net unrealized appreciation............................     8,800,115      2,829,841    2,581,636       790,806     10,065,429
                                                             ---------     ---------     ---------     --------      ----------
Net realized and unrealized gain on investments.........    14,231,866      4,289,239    2,539,292       801,810     10,042,348
                                                             ---------     ---------     ---------     --------      ----------
Net increase in net assets resulting from operations....   $35,269,027    $10,106,019   $7,130,211    $2,175,096    $25,665,437
                                                             =========     =========     =========     ========      ==========


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Operations (cont.)
for the six months ended August 31, 1995 (unaudited)

                                                                                                      Franklin
                                                           Franklin       Franklin      Franklin       Federal       Franklin
                                                            Oregon      Pennsylvania   Puerto Rico  Intermediate-   High Yield
                                                           Tax-Free       Tax-Free      Tax-Free    Term Tax-Free    Tax-Free
                                                          Income Fund    Income Fund   Income Fund   Income Fund    Income Fund
                                                           ---------      ---------     --------      ---------     ----------
Investment income:
 Interest (Note 1)....................................    $11,071,035    $20,102,330   $5,939,550     $2,224,855    $126,384,639
                                                           ---------      ---------     --------      ---------     ----------
Expenses:
 Management fees, net (Note 5)........................        925,097      1,479,584      518,149        139,127       7,810,276
 Distribution fees Class I (Note 5)...................        123,893        228,819       68,750         40,378       1,334,875
 Distribution fees Class II (Note 5)..................            611            834           86             --          15,738
 Shareholder servicing costs..........................         34,980         70,353       25,974          8,343         349,848
 Reports to shareholders..............................         36,345         91,024       21,096         14,917         322,756
 Custodian fees.......................................         14,943         26,567        8,469          3,857         143,196
 Registration and filing fees.........................         11,029         24,293       15,760         25,156         158,196
 Professional fees....................................          4,230          8,457        3,439          1,949          42,353
 Trustees' fees and expenses..........................          2,294          4,701        1,520            379          26,299
 Other................................................         12,155         19,976        6,238         10,476          83,172
                                                           ---------      ---------     --------      ---------     ----------
      Total expenses..................................      1,165,577      1,954,608      669,481        244,582      10,286,709
                                                           ---------      ---------     --------      ---------     ----------
       Net investment income..........................      9,905,458     18,147,722    5,270,069      1,980,273     116,097,930
                                                           ---------      ---------     --------      ---------     ----------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss).............................        (60,190)       707,629    1,057,398         14,464       1,930,907
 Net unrealized appreciation..........................      6,950,849      8,993,934    1,652,127      2,094,606      82,254,417
                                                           ---------      ---------     --------      ---------     ----------
Net realized and unrealized gain on investments.......      6,890,659      9,701,563    2,709,525      2,109,070      84,185,324
                                                           ---------      ---------     --------      ---------     ----------
Net increase in net assets resulting from operations..    $16,796,117    $27,849,285   $7,979,594     $4,089,343    $200,283,254
                                                           =========      =========     ========      =========     ==========


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended August 31, 1995 (unaudited)
and the year ended February 28, 1995

                                                                            Franklin Arizona              Franklin Colorado
                                                                           Tax-Free Income Fund          Tax-Free Income Fund
                                                                          ---------------------         ---------------------
                                                                        Six months                    Six months
                                                                          ended       Year ended        ended       Year ended
                                                                         8/31/95        2/28/95        8/31/95        2/28/95
                                                                       ----------     ----------     ----------     ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income.............................................  $ 21,037,161   $ 43,542,081    $ 5,816,780   $ 11,401,755
  Net realized gain (loss) from security transactions...............     5,431,751       (958,178)     1,459,398     (3,447,577)
  Net unrealized appreciation (depreciation) on investments.........     8,800,115    (33,237,886)     2,829,841     (6,337,878)
                                                                       ----------     ----------     ----------     ----------
      Net increase in net assets resulting from operations..........    35,269,027      9,346,017     10,106,019      1,616,300
Distributions to shareholders from undistributed net investment income:
 Class I............................................................   (21,324,723)   (43,002,825)    (5,799,695)   (11,268,015)
 Class II...........................................................        (4,606)            --         (3,111)            --
Increase (decrease) in net assets from capital share transactions
 (Note 2)...........................................................     1,555,213    (42,380,232)     4,891,935      2,057,974
                                                                       ----------     ----------     ----------     ----------
      Net increase (decrease) in net assets.........................    15,494,911    (76,037,040)     9,195,148     (7,593,741)
Net assets:
 Beginning of period................................................   720,801,069    796,838,109    194,563,951    202,157,692
                                                                       ----------     ----------     ----------     ----------
 End of period......................................................  $736,295,980   $720,801,069   $203,759,099   $194,563,951
                                                                       ==========     ==========     ==========     ==========
Undistributed net investment income included in net assets:
 Beginning of period................................................   $ 1,398,060      $ 858,804      $ 331,254      $ 197,514
                                                                       ==========     ==========     ==========     ==========
 End of period......................................................   $ 1,105,892    $ 1,398,060      $ 345,228      $ 331,254
                                                                       ==========     ==========     ==========     ==========


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1995 (unaudited) and the year ended February 28, 1995

                                                                           Franklin Connecticut           Franklin Indiana
                                                                           Tax-Free Income Fund         Tax-Free Income Fund
                                                                           ---------------------        --------------------
                                                                          Six months                   Six months
                                                                            ended       Year ended       ended      Year ended
                                                                           8/31/95        2/28/95       8/31/95       2/28/95
                                                                         ----------     ----------     ---------    ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income................................................  $ 4,590,919    $ 8,985,952  $ 1,373,286   $ 2,671,679
  Net realized gain (loss) from security transactions..................      (42,344)    (5,843,688)      11,004    (1,083,250)
  Net unrealized appreciation (depreciation) on investments............    2,581,636     (2,866,190)     790,806    (1,368,046)
                                                                         ----------     ----------     ---------    ----------
      Net increase in net assets resulting from operations.............    7,130,211        276,074    2,175,096       220,383
Distributions to shareholders from undistributed net investment income:
 Class I...............................................................   (4,589,053)    (8,897,480)  (1,361,018)   (2,657,277)
 Class II..............................................................       (1,729)            --           --            --
Increase in net assets from capital share transactions (Note 2)........    4,375,963      1,194,454      396,604     1,150,812
                                                                         ----------     ----------     ---------    ----------
      Net increase (decrease) in net assets............................    6,915,392     (7,426,952)   1,211,042    (1,286,082)
Net assets:
 Beginning of period...................................................  155,623,439    163,050,391   46,583,457    47,869,539
                                                                         ----------     ----------     ---------    ----------
 End of period......................................................... $162,538,831   $155,623,439  $47,794,499   $46,583,457
                                                                         ==========     ==========     =========    ==========
Undistributed net investment income included in net assets:
 Beginning of period...................................................    $ 234,709      $ 146,237     $ 57,106      $ 42,704
                                                                         ==========     ==========     =========    ==========
 End of period.........................................................    $ 234,846      $ 234,709     $ 69,734      $ 57,106
                                                                         ==========     ==========     =========    ==========


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1995 (unaudited) and the year ended February 28, 1995

                                             Franklin New Jersey             Franklin Oregon            Franklin Pennsylvania
                                            Tax-Free Income Fund          Tax-Free Income Fund          Tax-Free Income Fund
                                            ---------------------         ---------------------         ---------------------
                                          Six months                   Six months                    Six months
                                             ended       Year ended       ended       Year ended        ended       Year ended
                                            8/31/95        2/28/95       8/31/95        2/28/95        8/31/95        2/28/95
                                          ----------     ----------    ----------     ----------     ----------     ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income................  $ 15,623,089   $ 31,257,817   $ 9,905,458   $ 20,160,822   $ 18,147,722   $ 36,064,964
  Net realized gain (loss) from security
 transactions..........................       (23,081)    (9,684,159)      (60,190)    (5,072,515)       707,629     (4,262,862)
  Net unrealized appreciation
 (depreciation) on investments.........    10,065,429    (17,099,995)    6,950,849    (11,526,013)     8,993,934    (20,108,962)
                                          ----------     ----------    ----------     ----------     ----------     ----------
      Net increase in net assets
 resulting from operations.............    25,665,437      4,473,663    16,796,117      3,562,294     27,849,285     11,693,140
Distributions to shareholders from
 undistributed net investment income:
  Class I..............................   (15,402,298)   (30,972,890)   (9,891,483)   (19,631,598)   (18,493,107)   (35,690,544)
  Class II.............................        (6,826)            --        (4,424)            --         (6,740)            --
Increase (decrease) in net assets from
 capital share transactions (Note 2)...     9,440,799       (693,692)    4,455,900    (10,156,638)    15,185,215     (4,182,136)
                                          ----------     ----------    ----------     ----------     ----------     ----------
      Net increase (decrease) in net
 assets................................    19,697,112    (27,192,919)   11,356,110    (26,225,942)    24,534,653    (28,179,540)
Net assets:
 Beginning of period...................   533,936,828    561,129,747   349,457,882    375,683,824    587,365,994    615,545,534
                                          ----------     ----------    ----------     ----------     ----------     ----------
 End of period.........................  $553,633,940   $533,936,828  $360,813,992   $349,457,882   $611,900,647   $587,365,994
                                          ==========     ==========    ==========     ==========     ==========     ==========
Undistributed net investment income
included in net assets:
  Beginning of period..................     $ 544,751      $ 259,824     $ 998,757      $ 469,533    $ 1,121,082      $ 746,662
                                          ==========     ==========    ==========     ==========     ==========     ==========
  End of period........................     $ 758,716      $ 544,751   $ 1,008,308      $ 998,757      $ 768,957    $ 1,121,082
                                          ==========     ==========    ==========     ==========     ==========     ==========


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1995 (unaudited) and the year ended February 28, 1995

                                                                            Franklin
                                          Franklin Puerto Rico       Federal Intermediate-Term         Franklin High Yield
                                          Tax-Free Income Fund         Tax-Free Income Fund           Tax-Free Income Fund
                                          ---------------------        --------------------         ------------------------
                                        Six months                   Six months                     Six months
                                          ended       Year ended       ended        Year ended        ended        Year ended
                                         8/31/95        2/28/95       8/31/95         2/28/95        8/31/95         2/28/95
                                       ----------     ----------     ---------       ---------    ------------    ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.............   $ 5,270,069   $ 10,269,086   $ 1,980,273    $ 3,802,962   $ 116,097,930    $ 225,321,624
  Net realized gain (loss) from
 security transactions..............     1,057,398       (429,424)       14,464     (1,082,205)      1,930,907      (23,498,580)
  Net unrealized appreciation
 (depreciation) on investments......     1,652,127     (7,065,161)    2,094,606     (1,170,078)     82,254,417     (130,650,901)
                                       ----------     ----------     ---------       ---------    ------------    ------------
      Net increase in net assets
 resulting from operations..........     7,979,594      2,774,501     4,089,343      1,550,679     200,283,254       71,172,143
Distributions to shareholders from
 undistributed net investment income:
  Class I...........................    (5,412,181)   (10,528,194)   (1,955,597)    (3,704,591)   (115,193,781)    (225,313,301)
  Class II..........................          (653)            --            --             --        (136,084)              --
Increase in net assets from capital
 share transactions (Note 2)........     4,931,343      9,605,221     1,234,303      8,528,230     136,277,091       68,877,600
                                       ----------     ----------     ---------       ---------    ------------    ------------
      Net increase in net assets....     7,498,103      1,851,528     3,368,049      6,374,318     221,230,480      (85,263,558)
Net assets:
 Beginning of period................   176,887,501    175,035,973    73,977,292     67,602,974   3,287,269,636    3,372,533,194
                                       ----------     ----------     ---------       ---------    ------------    ------------
 End of period......................  $184,385,604   $176,887,501   $77,345,341    $73,977,292  $3,508,500,116   $3,287,269,636
                                       ==========     ==========     =========       =========    ============    ============
Undistributed net investment income
included in net assets:
 Beginning of period................     $ 151,704      $ 410,812     $ 164,387       $ 66,016     $ 2,525,462      $ 2,517,139
                                       ==========     ==========     =========       =========    ============    ============
 End of period......................       $ 8,939      $ 151,704     $ 189,063      $ 164,387     $ 3,293,527      $ 2,525,462
                                       ==========     ==========     =========       =========    ============    ============


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is an open-end,  management  investment  company (mutual fund),  registered under the Investment
Company Act of 1940 as amended.  The Trust currently consists of twenty-seven  separate funds (the Funds). This report pertains only to the ten Funds included in the accompanying financial statements. Each of the Funds issues a separate series of the Trust's shares and maintains a totally  separate  investment  portfolio.  The Trust's  Franklin  Connecticut  Tax-Free Income Fund and the Franklin
Federal  Intermediate-Term  Tax-Free  Income  Fund are  non-diversified,  although  all other  Funds  included  in this  report  are diversified.

Each Fund,  except Franklin  Indiana  Tax-Free Income Fund and Franklin  Federal  Intermediate-Term  Tax-Free Income Fund offers two classes of shares,  Class I and Class II. Class I shares are sold with a higher  front-end  sales charge than Class II shares.  Each class of shares may be subject to a contingent  deferred sales charge and has the same rights,  except with respect to the effect of the respective sales charges,  the distribution fees borne by each class,  voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously  outstanding shares became Class I shares.  Realized and unrealized gains or losses and net investment income,  other than class specific expenses,  are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The  following is a summary of  significant  accounting  policies  consistently  followed by the Funds in the  preparation  of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuations:

Tax-Free bonds generally trade in the  over-the-counter  market rather than on a national  securities  exchange.  Often there are no transactions  in a  particular  security  on any given day.  In the  absence  of a recorded  sale or  reported  bid and ask  prices, information with respect to bond and note transactions,  quotations from bond dealers,  market transactions in comparable securities and various  relationships  between  securities  are used to determine  the value of the  security.  The Trust may utilize a pricing service,  bank, or broker/dealer  experienced in such matters to perform any of the pricing functions,  under procedures approved by the Board of Trustees.  Other  securities  for which market  quotations  are not  available,  if any, are valued in accordance  with procedures established by the Board of Trustees.

b. Municipal Bonds or Notes with "Puts":

The Trust has purchased  municipal  bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified  period (which will be prior to the maturity date of the bonds or notes).  Such a right to resell is commonly known as a "put." In determining the weighted average maturity of the Fund's portfolio,  municipal bonds and notes as to which the Fund holds a put are deemed to mature on the first day on which the put may be exercisable.

c. Income Taxes:

The Trust  intends to continue to qualify for the tax  treatment  applicable to regulated  investment  companies  under the Internal
Revenue Code and to make the  requisite  distributions  to its  shareholders  which will be sufficient to relieve it from income and excise taxes.  Therefore,  no income tax provision is required.  Each Fund is treated as a separate entity in the  determination  of compliance with the Internal Revenue Code.

d. Security Transactions:

Security  transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

e. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date.  Interest income and estimated  expenses are accrued daily. Bond discount and premium,  if any, are amortized as required by the Internal  Revenue Code.  The Funds normally  declare  dividends from their net  investment  income daily and distribute  monthly.  Daily  allocations of net investment  income will commence on the date following receipt of an investor's funds.  Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board of Trustees,  and are payable to shareholders of record at the beginning of business on the ex-date. Once each month, dividends are reinvested in additional shares of the Funds or paid in cash as requested by the shareholders.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities
- see Note 6.

Net realized  capital gains (losses) differ for financial  statement and tax purposes  primarily due to differing  treatment of wash sale transactions.

f. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may trade  securities on a when-issued or delayed delivery basis,  with payment and delivery  scheduled for a future date.
These  transactions  are subject to market  fluctuations  and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date. These securities are identified on the accompanying Statement of
Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

g. Expense Allocation:

Common  expenses  incurred by the Trust are allocated  among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.


2. TRUST SHARES

At August 31, 1995, there was an unlimited number of no par value shares of beneficial interest authorized.  Transactions in each of the Funds' shares were as follows:

                                                      Franklin Arizona           Franklin Colorado       Franklin Connecticut
                                                    Tax-Free Income Fund       Tax-Free Income Fund      Tax-Free Income Fund
                                                    --------------------        -------------------       -------------------
Class I Shares:                                    Shares        Amount        Shares       Amount       Shares       Amount
                                                  --------     -----------    --------    ----------    --------    ----------
Six months ended August 31, 1995
 Shares sold ..................................   2,812,386   $ 31,645,900   1,078,812    $12,417,462     974,340   $10,455,359
 Shares issued in reinvestment of distributions           .        707,657   7,951,478        237,643   2,732,074       194,547
2,086,153
 Shares redeemed ..............................  (3,304,416)   (37,162,495) (1,073,928)   (12,373,481)   (783,360)   (8,405,977)
 Changes from exercise of exchange privilege:
  Shares sold .................................     745,813      8,372,990     350,859      4,038,315     222,162     2,382,638
  Shares redeemed .............................    (862,574)    (9,708,880)   (202,705)    (2,332,220)   (237,539)   (2,552,189)
                                                  --------     -----------    --------    ----------    --------    ----------
Net increase ..................................      98,866    $ 1,098,993     390,681    $ 4,482,150     370,150   $ 3,965,984
                                                  ========     ===========    ========    ==========    ========    ==========
Year ended February 28, 1995
 Shares sold...................................   5,646,769   $ 62,441,554   1,955,372   $ 22,063,990   1,666,535   $17,694,383
 Shares issued in reinvestment of distributions                  1,384,253  15,228,881        455,423   5,103,940       375,978
3,969,521
 Shares redeemed...............................  (9,414,765)  (103,131,385) (2,107,989)   (23,560,686) (1,845,431)  (19,542,325)
 Changes from exercise of exchange privilege:
Shares sold....................................   2,264,505     24,916,493     657,508      7,362,556     557,731     5,870,205
Shares redeemed................................  (3,821,650)   (41,835,775)   (799,379)    (8,911,826)   (648,275)   (6,797,330)
                                                  --------     -----------    --------    ----------    --------    ----------
Net increase (decrease)........................  (3,940,888) $ (42,380,232)    160,935    $ 2,057,974     106,538   $ 1,194,454
                                                  ========     ===========    ========    ==========    ========    ==========
Class II Shares:
Period ended August 31, 1995*
 Shares sold ..................................      46,827       $530,266      35,292     $  407,258      37,926     $ 409,318
 Shares issued in reinvestment of distributions                        220       2,483            220       2,527            61
661
 Changes from exercise of exchange privilege:
  Shares sold .................................          93          1,062          --             --          --            --
  Shares redeemed .............................      (6,890)       (77,591)         --             --          --            --
                                                  --------     -----------    --------    ----------    --------    ----------
Net increase ..................................      40,250      $ 456,220      35,512      $ 409,785      37,987     $ 409,979
                                                  ========     ===========    ========    ==========    ========    ==========

*For the period May 1, 1995 to August 31, 1995



                              Franklin Indiana        Franklin New Jersey         Franklin Oregon        Franklin Pennsylvania
                            Tax-Free Income Fund     Tax-Free Income Fund      Tax-Free Income Fund      Tax-Free Income Fund
                              -----------------       -------------------       -------------------       -------------------
Class I Shares:             Shares      Amount      Shares        Amount       Shares       Amount       Shares       Amount
                            -------    ---------   --------     ----------    --------    ----------    --------     ---------
Six months ended
 August 31, 1995
  Shares sold ...........   166,071  $ 1,914,154   2,690,747  $ 30,713,924   1,325,547    $15,039,244   3,484,239   $35,735,138
  Shares issued in
 reinvestment of
 distributions ..........    64,246      739,358     674,624     7,698,539     478,729      5,427,878     733,632     7,519,741
  Shares redeemed .......  (140,099)  (1,611,992) (2,594,610)  (29,633,611) (1,589,136)   (18,029,859) (2,743,031)  (28,161,310)
  Changes from exercise
 of exchange privilege:
    Shares sold .........    60,877      699,171     583,036     6,652,497     474,457      5,377,620     419,505     4,299,325
    Shares redeemed .....  (117,418)  (1,344,087)   (609,807)   (6,966,755)   (346,795)    (3,941,030)   (484,659)   (4,975,185)
                            -------    ---------   --------     ----------    --------    ----------    --------     ---------
Net increase ............    33,677    $ 396,604     743,990  $  8,464,594     342,802    $ 3,873,853   1,409,686   $14,417,709
                            =======    =========   ========     ==========    ========    ==========    ========     =========
Year ended
 February 28,1995
  Shares sold............   479,238   $5,481,873   5,599,603   $62,811,165   2,739,651   $ 30,534,821   5,893,160   $59,562,177
  Shares issued in
 reinvestment of
 distributions...........   123,848    1,403,344   1,350,479    15,038,104     958,138     10,573,320   1,390,042    13,969,534
 Shares redeemed.........  (381,926)  (4,328,500) (6,523,437)  (72,511,291) (4,406,311)   (48,518,404) (7,598,699)  (76,334,718)
 Changes from exercise
 of exchange privilege:
   Shares sold...........   240,554    2,738,742   1,372,794    15,366,322   1,036,928     11,489,741   1,148,739    11,498,117
   Shares redeemed.......  (361,248)  (4,144,647) (1,930,232)  (21,397,992) (1,297,824)   (14,236,116) (1,274,014)  (12,877,246)
                            -------    ---------   --------     ----------    --------    ----------    --------     ---------
Net increase (decrease)..   100,466   $1,150,812    (130,793)   $ (693,692)   (969,418)  $(10,156,638)   (440,772)$  (4,182,136)
                            =======    =========   ========     ==========    ========    ==========    ========     =========
Class II Shares:
Period ended
 August 31, 1995*
  Shares sold ...........        --           --      84,635     $ 971,905      51,384      $ 587,138      77,013     $ 794,440
  Shares issued in
 reinvestment of
 distributions ..........        --           --         376         4,300         246          2,800         434         4,461
  Shares redeemed .......        --           --          --            --        (696)        (7,891)     (2,780)      (28,895)
  Changes from exercise
 of exchange privilege:
    Shares redeemed .....        --           --          --            --          --             --        (241)       (2,500)
                            -------    ---------   --------     ----------    --------    ----------    --------     ---------
Net increase ............        --           --      85,011     $ 976,205      50,934      $ 582,047      74,426     $ 767,506
                            =======    =========   ========     ==========    ========    ==========    ========     =========

*For the period May 1, 1995 to August 31, 1995.



                                                                              Franklin Federal
                                                  Franklin Puerto Rico        Intermediate-Term          Franklin High Yield
                                                  Tax-Free Income Fund      Tax-Free Income Fund        Tax-Free Income Fund
                                                   -------------------       -------------------       ----------------------
Class I Shares:                                   Shares       Amount       Shares       Amount        Shares         Amount
                                                 --------    ----------    --------    ----------     ---------     -----------
Six months ended August 31, 1995
 Shares sold .................................    917,709    $10,468,904     674,049   $ 7,167,361   22,134,785    $241,819,184
 Shares issued in reinvestment of distributions                  221,773   2,526,378       101,140    1,074,762       3,890,152
42,461,613
 Shares redeemed .............................   (698,337)    (7,958,104)   (613,468)   (6,534,070) (15,121,673)   (165,180,570)
 Changes from exercise of exchange privilege:
  Shares sold ................................    237,906      2,709,471     341,698     3,638,701    4,412,085      48,160,897
  Shares redeemed ............................   (256,133)    (2,926,583)   (387,461)   (4,112,451)  (4,163,412)    (45,429,806)
                                                 --------    ----------    --------    ----------     ---------     -----------
Net increase .................................    422,918    $ 4,820,066     115,958   $ 1,234,303   11,151,937    $121,831,318
                                                 ========    ==========    ========    ==========     =========     ===========
Year ended February 28, 1995
 Shares sold..................................  1,906,311   $ 21,445,195   2,003,138   $20,888,755   36,186,846    $387,896,565
 Shares issued in reinvestment of distributions                  430,325   4,807,107       194,246    2,014,030       7,406,651
78,941,613
 Shares redeemed.............................. (1,389,460)   (15,447,536) (1,474,415)  (15,261,079) (35,286,473)   (374,860,989)
 Changes from exercise of exchange privilege:
  Shares sold.................................    562,606      6,169,049   2,030,746    21,044,664   16,990,981     180,683,638
  Shares redeemed.............................   (670,010)    (7,368,594) (1,953,247)  (20,158,140) (19,190,861)   (203,783,227)
                                                 --------    ----------    --------    ----------     ---------     -----------
Net increase..................................    839,772    $ 9,605,221     800,468   $ 8,528,230    6,107,144    $ 68,877,600
                                                 ========    ==========    ========    ==========     =========     ===========
Class II Shares:
Period ended August 31, 1995*
 Shares sold .................................      9,702      $ 110,980          --            --    1,318,230    $ 14,494,486
 Shares issued in reinvestment of distributions                       27         308            --           --           5,275
57,915
 Shares redeemed .............................         (1)           (11)         --            --       (1,862)        (20,578)
 Changes from exercise of exchange privilege:
  Shares sold ................................         --             --          --            --        3,370          36,965
  Shares redeemed ............................         --             --          --            --      (11,234)       (123,015)
                                                 --------    ----------    --------    ----------     ---------     -----------
Net increase .................................      9,728      $ 111,277          --            --    1,313,779    $ 14,445,773
                                                 ========    ==========    ========    ==========     =========     ===========
*For the Period May 1, 1995 to August 31, 1995

3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At February 28, 1995, for tax purposes, the Funds had accumulated net capital loss carryovers as follows:

                                                               Franklin      Franklin     Franklin      Franklin      Franklin
                                                                Arizona      Colorado    Connecticut     Indiana     New Jersey
                                                               Tax-Free      Tax-Free     Tax-Free      Tax-Free      Tax-Free
                                                              Income Fund   Income Fund  Income Fund   Income Fund   Income Fund
                                                               --------      --------     --------      --------      ---------
Capital loss carryovers
Expiring in: 1997 ........................................           $--           $--          $--       $ 3,344            $--
1999 .....................................................            --        31,579           --        24,809             --
2001 .....................................................       479,467       224,977      261,598            --             --
2002 .....................................................            --        57,349           --       115,564        836,134
2003 .....................................................       958,178     3,447,577    5,817,978     1,083,250      9,684,159
                                                               --------      --------     --------      --------      ---------
                                                              $1,437,645    $3,761,482   $6,079,576    $1,226,967    $10,520,293
                                                               ========      ========     ========      ========      =========

                                                              Franklin     Franklin      Franklin      Franklin       Franklin
                                                               Oregon    Pennsylvania   Puerto Rico  Intermediate-   High Yield
                                                              Tax-Free     Tax-Free      Tax-Free    Term Tax-Free    Tax-Free
                                                             Income Fund  Income Fund   Income Fund   Income Fund    Income Fund
                                                              --------     --------      --------      ---------      ---------
Capital loss carryovers
Expiring in: 1996 .......................................           $--           $--      $138,864           $--            $--
1997 ....................................................            --            --        47,310            --             --
1999 ....................................................        24,807       132,175        25,692            --             --
2000 ....................................................            --       122,364            --            --             --
2001 ....................................................       262,334       308,838            --            --             --
2002 ....................................................        54,202            --       120,112        13,267     32,890,733
2003 ....................................................     5,075,995     4,262,862       429,583     1,082,205     23,501,819
                                                              --------     --------      --------      ---------      ---------
                                                             $5,417,338    $4,826,239      $761,561    $1,095,472    $56,392,552
                                                              ========     ========      ========      =========      =========

For tax purposes,  the aggregate cost of securities is higher (and unrealized  appreciation  is lower) than for financial  reporting purposes at August 31, 1995, by $12,910 in the Franklin Arizona Tax-Free Income Fund, $888 in the Franklin  Colorado Tax-Free Income
Fund, $45,872 in the Franklin  Connecticut Tax-Free Income Fund, $33,124 in the Franklin Puerto Rico Tax-Free Income Fund and $7,875
in the Franklin High Yield Tax-Free Income Fund.


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities  (excluding  purchases and sales of short-term  securities)  for the period ended August 31, 1995, were as follows:

                                                            Franklin       Franklin       Franklin      Franklin      Franklin
                                                             Arizona       Colorado      Connecticut     Indiana     New Jersey
                                                            Tax-Free       Tax-Free       Tax-Free      Tax-Free      Tax-Free
                                                           Income Fund    Income Fund    Income Fund   Income Fund   Income Fund
                                                           ----------      ---------      ---------     --------      ---------
Purchases..............................................   $118,172,163    $34,512,229    $12,261,274   $1,962,500    $23,969,990
                                                           ==========      =========      =========     ========      =========
Sales..................................................   $111,468,009    $28,788,517    $ 3,193,025           --    $10,560,230
                                                           ==========      =========      =========     ========      =========
                                                                                                      Franklin
                                                          Franklin       Franklin       Franklin       Federal       Franklin
                                                           Oregon      Pennsylvania    Puerto Rico  Intermediate-   High Yield
                                                          Tax-Free       Tax-Free       Tax-Free    Term Tax-Free    Tax-Free
                                                         Income Fund    Income Fund    Income Fund   Income Fund    Income Fund
                                                          ---------      ---------      ---------     ---------     ----------
Purchases............................................    $17,378,492    $42,774,640   $40,611,446     $3,564,312    $255,110,995
                                                          =========      =========      =========     =========     ==========
Sales................................................    $ 9,708,006    $30,495,046   $35,929,830     $1,033,247    $140,808,461
                                                          =========      =========      =========     =========     ==========

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers,  Inc., under the terms of a management agreement,  provides investment advice,  administrative  services,  office space and  facilities to each Fund,  and receives fees computed  monthly based on the net assets of each Fund on the last day of the month at an annualized rate of 5/8 of 1% of the first $100 million of net assets,  1/2 of 1% of net assets in excess of $100 million up to and  including  $250  million,  45/100 of 1% of net assets in excess of $250 million.  The terms of the  management  agreement provide that aggregate  annual expenses of each Fund be limited to the extent  necessary to comply with the limitations set forth in the laws,  regulations and administrative  interpretations of the states in which each Fund's shares are registered.  For the period ended August, 31, 1995, the Funds' expenses did not exceed these limitations; however, Franklin Advisers, Inc., agreed in advance to waive $98,245 of the management fees for the Franklin Federal Intermediate-Term Tax-Free Income Fund.

In its capacity as underwriter for the shares of the Funds, Franklin/Templeton  Distributors, Inc., receives commissions on sales of the Funds' shares.  Commissions are deducted from the gross proceeds  received from the sale of each Funds' shares,  and as such are not expenses of the Funds. Franklin/Templeton  Distributors,  Inc., may also make payments, out of its own resources, to the dealers for certain sales of Class I and Class II shares.  Commissions received by  Franklin/Templeton  Distributors,  Inc., and the amounts paid to other dealers for the six months ended August 31, 1995, were as follows:

                                                                Franklin     Franklin      Franklin      Franklin     Franklin
                                                                Arizona     Colorado     Connecticut     Indiana    New Jersey
                                                                Tax-Free     Tax-Free      Tax-Free      Tax-Free     Tax-Free
Class I                                                        Income Fund  Income Fund   Income Fund   Income Fund  Income Fund
                                                                --------     --------      --------      --------     --------
Total commissions received.................................    $1,034,866      $445,727     $369,174       $70,880    $1,119,743
                                                                ========     ========      ========      ========     ========
Paid to other dealers......................................     $ 990,128      $415,896     $345,110       $66,585    $1,051,840
                                                                ========     ========      ========      ========     ========
Class II
Total commissions received.................................       $ 5,273       $ 4,234      $ 4,171            --      $ 10,068
                                                                ========     ========      ========      ========     ========
Paid to other dealers......................................      $ 10,706       $ 8,210      $ 8,222            --      $ 20,636
                                                                ========     ========      ========      ========     ========
                                                                                                        Franklin
                                                               Franklin     Franklin      Franklin       Federal      Franklin
                                                                Oregon    Pennsylvania   Puerto Rico  Intermediate-  High Yield
                                                               Tax-Free     Tax-Free      Tax-Free    Term Tax-Free   Tax-Free
Class I                                                       Income Fund  Income Fund   Income Fund   Income Fund   Income Fund
                                                               --------     --------      --------      ---------     --------
Total commissions received................................      $518,026    $1,228,655      $379,382      $102,884    $8,000,160
                                                               ========     ========      ========      =========     ========
Paid to other dealers.....................................      $494,137    $1,172,432      $355,402      $ 96,310    $7,616,954
                                                               ========     ========      ========      =========     ========
Class II
Total commissions received................................       $ 5,978       $ 8,051       $ 1,143            --     $ 145,139
                                                               ========     ========      ========      =========     ========
Paid to other dealers.....................................      $ 11,565      $ 14,928       $ 2,129            --     $ 290,412
                                                               ========     ========      ========      =========     ========

Franklin/Templeton  Distributors, Inc. also received contingent deferred sales charges of $9,615 and $9,828, respectively,  relating to  transactions  in the Franklin  Pennsylvania  Tax-Free  Income Fund and the Franklin High Yield Tax-Free  Income Fund for Class I
shares and $78, $289 and $162,  respectively,  relating to  transactions  in the Franklin  Oregon Tax-Free Income Fund, the Franklin
Pennsylvania Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund for Class II shares.

Under the terms of a shareholder service agreement with  Franklin/Templeton  Investor Services,  Inc., the Trust pays costs on a per shareholder  account  basis.  Shareholder  servicing  costs  incurred  by the ten Funds for the six months  ended  August 31,  1995, aggregated $654,393, of which $607,169, was paid to Franklin/Templeton Investor Services, Inc.

Under the terms of a  Distribution  Plan pursuant to Rule 12b-1 of the Investment  Company Act of 1940,  which was effective for the
Franklin Federal Intermediate-Term Tax-Free Income Fund prior to March 1, 1994 and which became effective for the other funds on May
1,  1994,  for  Class I  shares,  and  which  became  effective  for Class II  shares  on May 1,  1995,  the  Funds  will  reimburse
Franklin/Templeton Distributors, Inc., in an amount up to a maximum of 0.10% and 0.65% per annum, respectively, of the average daily net assets of each class for costs incurred in the promotion,  offering and marketing of the Class I and II shares. Fees incurred by the Funds under the agreement aggregated $2,449,282 for the period ended August 31, 1995.

Certain officers and trustees of the Trust are also officers and/or directors of  Franklin/Templeton  Distributors,  Inc.,  Franklin
Advisers, Inc., and Franklin/Templeton Investor Services, Inc., all wholly-owned subsidiaries of Franklin Resources, Inc.


6. CREDIT RISK

Although each of the Funds,  other than the Franklin  Connecticut  Tax-Free Income Fund and the Franklin  Federal  Intermediate-Term
Tax-Free Income Fund, has a diversified investment portfolio, all of their investments are in the securities of issuers within their respective states and US territories and possessions except for the Franklin Federal Intermediate-Term  Tax-Free Income Fund and the
Franklin High Yield Tax-Free Income Fund. The Franklin Federal  Intermediate-Term  Tax-Free Income Fund has investments in excess of
10% of its total net assets in the states of California and Florida. The Franklin High Yield Tax-Free Income Fund has investments in excess of 10% of its total net assets in the states of  California  and New York.  Such  concentration  may subject these Funds more significantly to economic changes occurring within those states and US territories and possessions.

Although the Franklin High Yield Tax-Free Income Fund has a diversified  portfolio,  the Fund has 31.9% of its portfolio invested in lower rated and  comparable  quality  unrated high yield  securities.  Investments in higher yield  securities are  accompanied by a greater degree of credit risk and such lower quality  securities tend to be more sensitive to economic  conditions than higher rated securities.

The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally  unsecured and are often  subordinated to other  creditors of the issuer.  At August 31, 1995, the Franklin
High Yield Tax-Free Income Fund held two defaulted securities issued by two separate entities,  with a value aggregating $4,232,500, representing 0.12% of the Fund's net assets. For more information as to the specific securities,  see the accompanying  Statement of
Investments in Securities and Net Assets.

For financial reporting purposes,  it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.


7. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout the years, by Fund, are as follows:

                             Per Share Operating Performance                                     Ratios/Supplemental Data
                  ----------------------------------------------------                         ----------------------------
                           Net                 Distri-   Distri-                                                 Ratio of Net
      Net Asset Net     Realized &             butions   butions       Net Asset                       Ratio of  Investment
Year   Value at Invest- Unrealized  Total From From Net  From   Total   Value           Net Assets at Expenses  Income    Portfolio
Ended Beginning ment    Gain (Loss) Investment InvestmentCapitalDistri- at End  Total   End of Year  to Average to Average Turnover
Feb.28 of Year  Income on SecuritiesOperations Income    Gains   butions of Year Return++(in 000's) Net Assets** Net Assets  Rate
------------------------------------------------------------------------------------------------------------------------------------

Franklin Arizona Tax-Free Income Fund:
Class I Shares:
 1991     $10.51   $.70   $ .128    $ .828  $(.768)      $--   $(.768)   $10.57   7.92%    $ 412,912     .59%      6.58%     4.13%
 1992      10.57    .67     .308      .978   (.728)       --    (.728)    10.82   9.45       585,986     .56       6.37      1.56
 1993      10.82    .68     .733     1.413   (.663)       --    (.663)    11.57  13.22       707,702     .55       6.11      5.67
 1994      11.57    .66     .020      .680   (.670)       --    (.670)    11.58   5.76       796,838     .54       5.65     14.17
 1995      11.58    .65    (.481)     .169   (.639)       --    (.639)    11.11   1.63       720,801     .60       5.86     18.65
 19952     11.11    .32     .219      .539   (.329)       --    (.329)    11.32   4.90       735,839     .62*      5.77*    15.44
Class II Shares:
 19953     11.15    .21     .194      .404   (.194)       --    (.194)    11.36   3.65           457    1.27*      5.56*    15.44
Franklin Colorado Tax-Free Income Fund:
Class I Shares:
 1991      10.70    .70     .056      .756   (.756)       --    (.756)    10.70   7.07        69,715     .74        6.54    17.72
 1992      10.70    .68     .361     1.041   (.741)       --    (.741)    11.00   9.93       110,085     .70        6.44    21.46
 1993      11.00    .70     .845     1.545   (.695)       --    (.695)    11.85  14.26       159,280     .67        6.20     5.66
 1994      11.85    .68     .100      .780   (.690)       --    (.690)    11.94   6.49       202,158     .64        5.69    10.85
 1995      11.94    .67    (.568)     .102   (.662)       --    (.662)    11.38   1.05       194,564     .70        5.94    28.83
 19952     11.38    .33     .255      .585   (.335)       --    (.335)    11.63   5.21       203,345     .72*       5.83*   14.71
Class II Shares:
 19953     11.40    .20     .248      .448   (.198)       --    (.198)    11.65   3.96           414    1.25*       5.05*   14.71
Franklin Connecticut Tax-Free Income Fund:
Class I Shares:
 1991      10.36    .64     .024      .664   (.684)       --    (.684)    10.34   6.39        48,035     .71        6.10     8.65
 1992      10.34    .62     .211      .831   (.681)       --    (.681)    10.49   8.16        88,184     .71        6.11    28.28
 1993      10.49    .64     .664     1.304   (.634)       --    (.634)    11.16  12.60       126,816     .69        5.97    28.52
 1994      11.16    .62     .080      .700   (.630)       --    (.630)    11.23   6.16       163,050     .65        5.54     5.54
 1995      11.23    .62    (.597)     .023   (.613)       --    (.613)    10.64    .37       155,623     .71        5.83    75.72
 19952     10.64    .31     .170      .480   (.310)       --    (.310)    10.81   4.57       162,127     .73*       5.78*    2.06
Class II Shares:
 19953     10.65    .19     .183      .373   (.183)       --    (.183)    10.84   3.52           412    1.29*       5.35*    2.06
Franklin Indiana Tax-Free Income Fund:
Class I Shares:
 1991      10.77    .74     .096      .836   (.776)       --    (.776)    10.83   7.78        14,946     .51        6.91    24.60
 1992      10.83    .69     .325     1.015   (.775)       --    (.775)    11.07   9.53        23,914     .50        6.60      .03
 1993      11.07    .71     .828     1.538   (.708)       --    (.708)    11.90  14.10        37,367     .59        6.16     7.98
 1994      11.90    .68     .108      .788   (.678)       --    (.678)    12.01   6.53        47,870     .71        5.62    16.12
 1995      12.01    .66    (.608)     .052   (.662)       --    (.662)    11.40    .58        46,583     .81        5.84    26.49
 19952     11.40    .34     .195      .535   (.335)       --    (.335)    11.60   4.75        47,794     .81*       5.86*      --

                             Per Share Operating Performance                                     Ratios/Supplemental Data
                  ----------------------------------------------------                         ----------------------------
                           Net                 Distri-   Distri-                                                 Ratio of Net
      Net Asset Net     Realized &             butions   butions       Net Asset                       Ratio of  Investment
Year   Value at Invest- Unrealized  Total From From Net  From    Total   Value           Net Assets at Expenses  Income    Portfolio
Ended Beginning ment    Gain (Loss) Investment InvestmentCapital Distri- at End  Total   End of Year  to Average to Average Turnover
Feb.28 of Year  Income on SecuritiesOperations Income    Gains   butions of Year Return++(in 000's) Net Assets** Net Assets  Rate
------------------------------------------------------------------------------------------------------------------------------------

Franklin New Jersey Tax-Free Income Fund:
Class I Shares:
 1991     $10.68   $.69    $.238    $ .928  $(.768)      $--   $(.768)   $10.84   8.79%     $ 258,514      .65%     6.40%    1.84%
 1992      10.84    .68     .348     1.028   (.708)       --    (.708)    11.16   9.65        332,536      .60      6.30     3.66
 1993      11.16    .69     .694     1.384   (.688)    (.006)   (.694)    11.85  12.55        433,702      .59      6.06    14.12
 1994      11.85    .67    (.016)     .654   (.684)       --    (.684)    11.82   5.39        561,130      .57      5.60     4.16
 1995      11.82    .66    (.550)     .110   (.650)       --    (.650)    11.28   1.12        533,937      .63      5.86    31.05
 19952     11.28    .33     .213      .543   (.323)       --    (.323)    11.50   4.86        552,654      .66*     5.73*    1.98
Class II Shares:
 19953     11.30    .20     .220      .420   (.190)       --    (.190)    11.53   3.74            980     1.20*     5.03*    1.98
Franklin Oregon Tax-Free Income Fund:
Class I Shares:
 1991      10.59    .68     .148      .828   (.708)       --    (.708)    10.71   7.87        123,486      .70      6.40    10.74
 1992      10.71    .63     .384     1.014   (.704)       --    (.704)    11.02   9.61        208,972      .65      6.09     4.65
 1993      11.02    .66     .702     1.362   (.652)       --    (.652)    11.73  12.52        303,719      .62      5.87     7.78
 1994      11.73    .64    (.021)     .619   (.649)       --    (.649)    11.70   5.15        375,684      .58      5.47     9.42
 1995      11.70    .63    (.493)     .137   (.617)       --    (.617)    11.22   1.36        349,458      .65      5.71    26.44
 19952     11.22    .32     .216      .536   (.316)       --    (.316)    11.44   4.84        360,229      .66*     5.59*    2.78
Class II Shares:
 19953     11.24    .19     .236      .426   (.186)       --    (.186)    11.48   3.81            584     1.21*     3.31*    2.78
Franklin Pennsylvania Tax-Free Income Fund:
Class I Shares:
 1991       9.65    .65    (.090)     .560   (.720)       --    (.720)     9.49   5.76        305,592      .62      6.82     5.23
 1992       9.49    .64     .380     1.020   (.670)       --    (.670)     9.84  10.99        391,301      .59      6.71     4.44
 1993       9.84    .64     .703     1.343   (.633)       --    (.633)    10.55  13.84        505,845      .58      6.34     5.87
 1994      10.55    .63     .014      .644   (.634)       --    (.634)    10.56   5.99        615,546      .56      5.90     4.73
 1995      10.56    .62    (.406)     .214   (.614)       --    (.614)    10.16   2.22        587,366      .63      6.15    12.91
 19952     10.16    .31     .166      .476   (.316)       --    (.316)    10.32   4.75        611,131      .65*     6.05*    5.17
Class II Shares:
 19953     10.17    .19     .171      .361   (.191)       --    (.191)    10.34   3.57            770     1.19*     5.09*    5.17
Franklin Puerto Rico Tax-Free Income Fund:
Class I Shares:
 1991      10.76    .76     .040      .800   (.720)       --    (.720)    10.84   7.45         91,601      .70      7.08     6.09
 1992      10.84    .69     .301      .991   (.711)       --    (.711)    11.12   9.31        112,714      .70      6.45    15.01
 1993      11.12    .70     .673     1.373   (.683)       --    (.683)    11.81  12.48        144,806      .69      6.18    10.37
 1994      11.81    .68     .034      .714   (.694)       --    (.694)    11.83   5.95        175,036      .66      5.77     5.10
 1995      11.83    .67    (.504)     .166   (.686)       --    (.686)    11.31   1.60        176,888      .73      5.95    18.30
 19952     11.31    .33     .170      .500   (.340)       --    (.340)    11.47   4.48        184,274      .74*     5.81*   20.08
Class II Shares:
 19953     11.32    .20     .170      .370   (.200)       --    (.200)    11.49   3.30            112     1.23*     4.66*   20.08
Franklin Federal Intermediate-Term Tax-Free Income Fund:
Class I Shares:
 19931     10.00    .14     .499      .639   (.099)       --    (.099)    10.54  14.77*         9,192       --      5.49*   22.54
 1994      10.54    .52     .289      .809   (.549)       --    (.549)    10.80   7.82         67,603      .30      4.93    28.76
 1995      10.80    .54    (.331)     .209   (.529)       --    (.529)    10.48   (.20)        73,977      .56      5.25    38.46
 19952     10.48    .28     .295      .575   (.275)       --    (.275)    10.78   5.55         77,345      .65*     5.23*    1.41

                            Per Share Operating Performance                                     Ratios/Supplemental Data
                  ----------------------------------------------------                         ----------------------------
                           Net                 Distri-   Distri-                                                 Ratio of Net
      Net Asset Net     Realized &             butions   butions       Net Asset                       Ratio of  Investment
Year   Value at Invest- Unrealized  Total From From Net  From    Total   Value           Net Assets at Expenses  Income    Portfolio
Ended Beginning ment    Gain (Loss) Investment InvestmentCapital Distri- at End  Total   End of Year  to Average to Average Turnover
Feb.28 of Year  Income on SecuritiesOperations Income    Gains   butions of Year Return++(in 000's) Net Assets** Net Assets  Rate
------------------------------------------------------------------------------------------------------------------------------------

Franklin High Yield Tax-Free Income Fund:
Class I Shares:
 1991     $10.54   $.82   $(.210)   $ .610  $(.840)      $--   $(.840)   $10.31   5.71%    $1,718,082      .52%     7.90%   70.60%
 1992      10.31    .78     .230     1.010   (.840)       --    (.840)    10.48   9.97      2,110,055      .53      7.73   102.57
 1993      10.48    .79     .624     1.414   (.784)    (.010)   (.794)    11.10  13.72      2,742,765      .54      7.45    33.46
 1994      11.10    .76     .169      .929   (.779)       --    (.779)    11.25   8.33      3,372,533      .53      6.79    16.09
 1995      11.25    .74    (.509)     .231   (.741)       --    (.741)    10.74   2.28      3,287,270      .60      6.92    15.89
 19952     10.74    .37     .281      .651   (.371)       --    (.371)    11.02   6.14      3,493,973      .60      6.84*    4.27
Class II Shares:
 19953     10.81    .23     .243      .473   (.223)       --    (.223)    11.06   4.40         14,527     1.16*     6.16*    4.27
*Annualized
1For the period September 21, 1992 (effective date of registration) to February 28, 1993.
2For the six months ended August 31, 1995.
3For the period May 1, 1995 to August 31, 1995.
**During the periods indicated below, Franklin Advisers,  Inc., the investment manager,  agreed in advance to waive a portion of its management  fees and made  payments of other  expenses  incurred by the Funds.  Had such action not been taken,  ratios of operating expenses to average net assets would have been as follows:
                                                                                   Ratio of expenses
                                                                                  to average net assets
                                                                                    --------------
                              Franklin Connecticut Tax-Free Income Fund
                               1991...........................................          0.72%
                              Franklin Indiana Tax-Free Income Fund
                               1991...........................................          0.74
                               1992...........................................          0.74
                               1993...........................................          0.73
                              Franklin Federal Intermediate-Term Tax-Free Income Fund
                               19931..........................................          1.60*
                               1994...........................................          0.89
                               1995...........................................          0.84
                               19952..........................................          0.91*

+Ratios have been calculated using the daily average net assets during the period.

++Total return measures the change in value of an investment over the periods indicated.  It is not annualized.  It does not include the maximum initial sales charge or the deferred contingent sales charge. The total return for Class I also assumes  reinvestment of dividends at net asset value for the Franklin Federal Intermediate-Term  Tax-Free Income Fund, and at the maximum offering price for the other funds, and of capital gains, if any, at net asset value.  Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution  plan, for Class I shares,  as discussed in Note 5, the Funds'  existing sales charge on reinvested  dividends has been eliminated.




Franklin Tax-Free Trust #3 Semi-Annual Report

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.

Quality Breakdown on 08/31/95
AAA                                                           64.3%
AA                                                            10.2%
A                                                             10.4%
BBB                                                           15.1%


GRAPHIC MATERIAL (2)

This bar chart shows the comparison between the fund's disribution rate of 5.48% and the taxable equivalent distribution rate of 9.75%, for Class I shares.


GRAPHIC MATERIAL (3)

This bar chart shows the comparison between the fund's disribution rate of 5.02% and the taxable equivalent distribution rate of 8.93%, for Class II shares.

GRAPHIC MATERIAL (4)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.

Quality Breakdown on 08/31/95
AAA                                                           55.5%
AA                                                            6.7%
A                                                             13.3%
BBB                                                           24.5%




GRAPHIC MATERIAL (5)

This bar chart shows the comparison between the fund's disribution rate of 5.43% and the taxable equivalent distribution rate of 9.46%, for Class I shares.


GRAPHIC MATERIAL (6)

This bar chart shows the comparison between the fund's disribution rate of 5.00% and the taxable equivalent distribution rate of 8.71%, for Class II shares.

GRAPHIC MATERIAL (7)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.

Quality Breakdown on 08/31/95
AAA                                                           31.8%
AA                                                            28.2%
A                                                             15.2%
BBB                                                           20.3%
BB                                                            4.5%

GRAPHIC MATERIAL (8)

This bar chart shows the comparison between the fund's disribution rate of 5.42% and the taxable equivalent distribution rate of 9.39%, for Class I shares.


GRAPHIC MATERIAL (9)

This bar chart shows the comparison between the fund's disribution rate of 4.93 and the taxable equivalent distribution rate of 8.54%, for Class II shares.













GRAPHIC MATERIAL (10)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.

Quality Breakdown on 08/31/95
AAA                                                           50.1%
AA                                                            8.0%
A                                                             19.8%
BBB                                                           22.1%


GRAPHIC MATERIAL (11)

This bar chart shows the comparison between the fund's distribution rate of 5.45% and the taxable equivalent distribution rate of 9.35%.


GRAPHIC MATERIAL (12)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.

Quality Breakdown on 08/31/95
AAA                                                           52.6%
AA                                                            15.6%
A                                                             17.8%
BBB                                                           11.5%
BB                                                            2.5%



GRAPHIC MATERIAL (13)

This bar chart shows the comparison between the fund's distribution rate of 5.30% and the taxable equivalent distribution rate of 9.40%, for Class I shares.


GRAPHIC MATERIAL (14)

This bar chart shows the comparison between the fund's distribution rate of 4.84% and the taxable equivalent distribution rate of 8.58%, for Class II shares.

GRAPHIC MATERIAL (15)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.

Quality Breakdown on 08/31/95
AAA                                                           46.8%
AA                                                            22.7%
A                                                             21.3%
BBB                                                            7.7%
BB                                                             1.5%


GRAPHIC MATERIAL (16)

This bar chart shows the comparison between the fund's distribution rate of 5.22% and the taxable equivalent distribution rate of 9.49%, for Class I shares.

GRAPHIC MATERIAL (17)

This bar chart shows the comparison between the fund's distribution rate of 4.76% and the taxable equivalent distribution rate of 8.65%, for Class II shares.


GRAPHIC MATERIAL (18)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.

Quality Breakdown on 08/31/95
AAA                                                           51.6%
AA                                                            11.4%
A                                                             14.2%
BBB                                                           22.5%
BB                                                              .3%









GRAPHIC MATERIAL (19)

This bar chart shows the comparison between the fund's distribution rate of 5.79% and the taxable equivalent distribution rate of 9.86, for Class I shares.

GRAPHIC MATERIAL (20)

This bar chart shows the comparison between the fund's distribution rate of 5.40% and the taxable equivalent distribution rate of 9.20%, for Class II shares.



GRAPHIC MATERIAL (21)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.

Quality Breakdown on 08/31/95
AAA                                                           28.4%
AA                                                             1.3%
A                                                             38.9%
BBB                                                           31.4%


GRAPHIC MATERIAL (22)

This bar chart shows the comparison between the fund's distribution rate of 5.51% and the taxable equivalent distribution rate of 9.12%, for Class I shares.


GRAPHIC MATERIAL (23)

This bar chart shows the comparison between the fund's distribution rate of 5.06% and the taxable equivalent distribution rate of 8.38%, for Class II shares.












GRAPHIC MATERIAL (24)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.

Quality Breakdown on 08/31/95
AAA                                                            9.3%
AA                                                            10.5%
A                                                             26.1%
BBB                                                           50.1%
BB                                                             4.0%


GRAPHIC MATERIAL (25)

This bar chart shows the comparison between the fund's distribution rate of 5.00% and the taxable equivalent distribution rate of 8.28%.

GRAPHIC MATERIAL (26)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.

Quality Breakdown on 08/31/95
AAA                                                           13.9%
AA                                                             3.4%
A                                                              5.1%
BBB                                                           45.7%
BELOW INVESMENT GRADE                       31.9%


GRAPHIC MATERIAL (27)

This bar chart shows the comparison between the fund's distribution rate of 6.36% and the taxable equivalent distribution rate of 10.53%, for Class I shares.


GRAPHIC MATERIAL (28)

This bar chart shows the comparison between the fund's distribution rate of 5.91% and the taxable equivalent distribution rate of 9.78%, for Class II shares.